EXHIBIT 10





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                       WHISPERING OAKS INTERNATIONAL INC.


                 Schedule Required by Instruction 2 to Item 601
                                of Regulation S-K

                                        Amount of
Name and Address                    Convertible Notes    Number of Warrants
 of Purchasers                          Purchased             Purchased
----------------                     ---------------     ------------------

Camofi Master LOC                     $2,400,000             2,800,000
350 Madison Avenue
8th Floor
New York, NY  10017


Camhzen Master LOC                    $  600,000               700,000
350 Madison Avenue
8th Floor
New York, NY  10017






Maturity date of convertible notes: June 29, 2010

Original conversion price of notes: $0.60

Original issue date of warrants:    June 29, 2007

Exercise price of warrants:         $0.60

Expiration date of warrants:        June 29, 2012






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                          SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this "Agreement") is dated as of June 25, 2007 between Whispering Oaks International, Inc., a Texas corporation whose principal place of business is located at 7080 River Road, Suite 215, Richmond, British Columbia, Canada V6X 1X5 (the "Company"), and each of the Purchaser(s) identified on the signature pages hereto (including their successors and assigns, the "Purchaser(s)").

      WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act") and Rule 506 promulgated thereunder, the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company, securities of the Company as more fully described in this Agreement.

      NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser, severally and not jointly, agrees as follows:

                                   ARTICLE I.
                                   DEFINITIONS

1.1 Definitions. In addition to the terms defined elsewhere in this Agreement:
(a) capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Notes (as defined herein), and (b) the following terms have the meanings indicated in this Section 1.1:

            "Action" shall have the meaning ascribed to such term in Section 3.1(j).

            "Agent" means CAMOFI Master LDC, in its capacity as agent of the Purchasers for the purposes of holding the Security Documents on their behalf as described in Section 5.19.

            "Affiliate" means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Securities Act. With respect to a Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as any Purchaser will be deemed to be an Affiliate of such Purchaser.

            "Change of Control" means the occurrence of any of (i) an acquisition after the date hereof by an individual or legal entity or "group" (as described in Rule 13d-5(b)(1) promulgated under the Exchange
      Act) of effective control (whether through legal or beneficial ownership of capital stock of the Company, by contract or otherwise) of in excess of 33% of the voting securities of the Company, or (ii) a replacement at one time or within a three year period of more than one-half of the members of the Company's board of directors which is not approved by a majority of those individuals who are members of the board of directors on the date hereof (or by those individuals who are serving as members of the board of directors on any date whose nomination to the board of directors was approved by a majority of the members of the board of directors who are members on the date hereof), or (iii) Dr. Ricardo Moro shall no longer be employed by the Company as Chief Executive Officer on a full time basis, or (iv) the execution by the Company of an agreement to which the Company is a party or by which it is bound, providing for any of the events set forth above in (i) or (ii).


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             "Closing" means the closing of the purchase and sale of the
      Securities pursuant to Section 2.1.

            "Closing Date" means the Trading Day when all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) the Purchasers' respective obligations to pay the Subscription Amount and (ii) the Company's obligations to deliver the Securities have been satisfied or waived.

            "Commission" means the Securities and Exchange Commission.

            "Common Stock" means the common stock of the Company, par value $0.001 per share, and any securities into which such common stock shall hereinafter have been reclassified.

            "Common Stock Equivalents" means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

            "Company Counsel" means Hart & Trinen.

            "Disclosure Schedules" shall have the meaning ascribed to such term in Section 3.1 hereof.

            "Effective Date" means the date that the initial Registration Statement filed by the Company pursuant to the Registration Rights Agreement is first declared effective by the Commission.

            "Eligible Market" means the following markets or exchanges the Nasdaq SmallCap Market, the American Stock Exchange, the New York Stock Exchange, the Nasdaq National Market or the OTC Bulletin Board.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

            "Exempt Issuance" means the issuance of (a) shares of Common Stock or options to officers or directors of the Company, not to exceed 500,000 shares or options per year in the aggregate for any single officer or director (not to exceed 1,200,000 shares or options per year in total), pursuant to any stock or option plan duly adopted by the Board of Directors of the Company; (b) shares of Common Stock or options to employees or independent consultants of the Company, not to exceed 500,000 shares or options per year in the aggregate, pursuant to any stock or option plan duly adopted by the Board of Directors of the Company; (c) restricted shares or options issued at fair market value for services rendered, during any year, to independent consultants and having a value, at the time of issuance, in the aggregate, of not more than $400,000 (of which at least $350,000 shall issued to unaffiliated entities for payment of legal fees, investment banking related fees or investor relations fees); (d) restricted equity securities in an amount not to exceed $500,000 to any one person or entity and $3,500,000 in the aggregate in any calendar year, provided the restricted equity securities cannot be registered for public sale, the price of such equity securities shall be


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      no less than 75% of the VWAP of the Common Stock for the ten Business Days
      prior to the closing of such sale and any warrants issued in connection therewith shall have an exercise price at least equal to the VWAP of the Common Stock for the ten Business Days prior to the closing of such sale (except for any placement agent warrants which exercise price shall be at least 75% of the VWAP of the Common Stock for the ten Business Days prior to the closing of such sale); (e) shares issued to any Note Holder in payment of principal or interest; (f) shares sold to any Note Holder pursuant to Section 4.17 or (g) securities upon the exercise of any securities issued hereunder, or convertible securities, options or warrants issued and outstanding on the date of this Agreement, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise, exchange or conversion price of any such securities. For purposes of (c), the value of the shares issued or sold will be determined by multiplying the number of shares sold by the closing price of the Company's common stock on the date of issuance or sale.

            "GAAP" shall have the meaning ascribed to such term in Section 3.1(h) hereof.

            "Liens" means a lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

            "Material Adverse Effect" shall have the meaning assigned to such term in Section 3.1(b) hereof.

            "Material Permits" shall have the meaning ascribed to such term in
      Section 3.1(m).

            "Notes" means the Senior Secured Convertible Notes due, subject to the terms therein, three years from its date of issuance, issued by the Company to each of the Purchasers hereunder, in the form of Exhibit A.

            "Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

            "Proceeding" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

            "Registration Rights Agreement" means the Registration Rights Agreement, dated the date hereof, among the Company and the Purchasers, in the form of Exhibit C attached hereto.

            "Registration Statement" means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale of the Warrant Shares by any Purchaser as provided for in the Registration Rights Agreement.

            "Required Minimum" means, as of any date, the maximum aggregate number of shares of Common Stock then issued or potentially issuable in the future pursuant to the Transaction Documents, including any Warrant Shares issuable upon exercise in full of all Warrants and ignoring any exercise limits set forth therein.

             "Rule 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

            "SEC Reports" shall have the meaning ascribed to such term in
      Section 3.1(h) hereof.


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            "Securities" means the Notes, the Warrants and the Warrant Shares.

            "Securities Act" means the Securities Act of 1933, as amended.

            "Security Agreement" means the Security Agreement, dated the date hereof, between the Company, and the Agent on behalf of the Purchasers, in the form of Exhibit D attached hereto.

            "Security Documents" means the Security Agreement, and any other documents and filings required thereunder in order to grant the Agent (on behalf of the Purchasers) a perfected security interest in all of the assets of the Company, including all UCC-1 filing receipts and mortgages on the real property.

            "Subscription Amount" means, as to any Purchaser, the aggregate amount to be paid for Notes and Warrants purchased hereunder as specified below such Purchaser's name on the signature page of this Agreement and next to the heading "Subscription Amount", in United States Dollars and in immediately available funds.

            "Trading Day" means a day on which the Common Stock is traded on a Trading Market.

            "Trading Market" means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the Nasdaq SmallCap Market, the American Stock Exchange, the New York Stock Exchange, the Nasdaq National Market or the OTC Bulletin Board or the Pink Sheets.

            "Transaction Documents" means this Agreement, the Notes, the Warrants, the Security Agreement and the Registration Rights Agreement and any other documents or agreements executed in connection with the transactions contemplated hereunder.

            "VWAP" means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the primary Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg Financial L.P. (based on a Trading Day from 9:30 a.m. New York City Time to 4:02 p.m. New York City Time ) using the VAP function; (b) if the Common Stock is not then listed or quoted on the Trading Market and if prices for the Common Stock are then reported in the "Pink Sheets" published by the Pink Sheets, LLC (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (c) in all other cases, the fair market value of a share of Common Stock as determined by a nationally recognized-independent appraiser selected in good faith by Purchasers holding a majority of the principal amount of Notes then outstanding.

            "Warrants" means the Common Stock purchase warrants, in the form of Exhibit B delivered to each Purchaser at the Closing in accordance with
      Section 2.2(a) hereof, which Warrants shall be exercisable immediately and have a term of exercise equal to five years.

            "Warrant Shares" means the shares of Common Stock issuable upon exercise of the Warrants.

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                                  ARTICLE II.
                                PURCHASE AND SALE

      2.1 Closing. On the Closing Date, upon the terms and subject to the conditions set forth herein, concurrent with the execution and delivery of this Agreement by the parties hereto, the Company agrees to sell, and each of the Purchasers severally (and not jointly) agree to purchase, the principal amount of the Notes set forth as the "Subscription Amount" on such Purchaser's signature page to this Agreement (not to exceed $3,000,000 in the aggregate), secured by a first priority lien, more fully described in the Security Agreement, on all assets of the Company, and Warrants to purchase up to, in the aggregate, 3,500,000 shares of Common Stock, to be issued on a pro rata basis to each Purchaser based on such Purchaser's Subscription Amount.

      At the Closing, each Purchaser shall deliver to the Company via wire transfer immediately available funds equal to its Subscription Amount and the Company shall deliver to each Purchaser its Note and Warrants as determined pursuant to Section 2.2(a), and the other items set forth in Section 2.2 issuable at the Closing. Upon satisfaction of the conditions set forth in
Section 2.2, the Closing shall occur at the offices of the Company, or such other location as the parties shall mutually agree.

      2.2   Deliveries.

          a) On the Closing Date, the Company shall deliver to each Purchaser the following:

               (i)  this Agreement duly executed by the Company;

              (ii) a duly executed Note with a principal amount equal to such Purchaser's Subscription Amount, registered in the name of such Purchaser;

             (iii) duly executed Warrants registered in the name of each Purchaser to purchase an aggregate of 3,500,000 shares of Common Stock of the Company with an exercise price per share equal to $0.60;

              (iv) the Registration Rights Agreement duly executed by the Company;

               (v) the Security Agreement, duly executed by the Company, along with all the Security Documents;

              (vi) a use of proceeds statement, duly executed by the chief financial officer of the Company, attesting to the proposed use of proceeds from the issuance of the Notes;

             (vii)  agreements   executed  by  Dr.   Ricardo   Moro  and  Gerry
                    Wittenberg whereby they each agree not to sell, transfer, make any short sale of, grant any option for the purchase of, enter into any hedging or similar transaction with the same economic effect as a sale or otherwise transfer or dispose of any securities of the Company until the first anniversary of the effective date of Registration Statement; provided, however, that each of Dr. Moro and Dr. Wittenberg shall be allowed to sell up to 500,000 shares, provided that no more than 250,000 shares shall be sold prior to the effective date of the Registration Statement; and

            (viii)  a legal opinion of Company Counsel;

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          b)   On the Closing Date,  each Purchaser shall deliver or cause to be delivered to the Company the following:

               (i)  this Agreement duly executed by such Purchaser;

              (ii) the Purchaser's Subscription Amount by wire transfer to the account of the Company;

             (iii) the Registration Rights Agreement duly executed by such Purchaser; and (iv) the Security Agreement, duly executed by such Purchaser.

      2.3   Closing Conditions.

          a) The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met:

               (i) the accuracy in all material respects when made and on the Closing Date of the representations and warranties of the Purchasers contained herein;

              (ii) all obligations, covenants and agreements of each Purchaser required to be performed at or prior to the Closing Date shall have been performed; and

             (iii)  the  delivery by each  Purchaser  of the items set forth in
                    Section 2.2(b) of this Agreement.

          b)   The  respective   obligations  of  each  Purchaser  hereunder  in
               connection   with  the  Closing  are  subject  to  the  following
               conditions being met:

               (i) the accuracy in all material respects when made and on the Closing Date of the representations and warranties of the Company contained herein;

              (ii) all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed;

             (iii) such Purchaser shall be satisfied with the results of its due diligence investigation of the Company;

              (iv) such Purchaser shall be satisfied with the Company's current and projected uses of cash;

               (v) such Purchaser shall be satisfied that no securities of the Company will reset as a result of the transactions contemplated hereby;

              (vi) such Purchaser shall be satisfied with the results of the Company's audits;

             (vii) such Purchaser shall be satisfied with the quality and amount of the collateral;

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            (viii)  no statute,  rule,  regulation,  executive order,  decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents;

              (ix)  (Reserved);

               (x)  the  delivery  by the  Company  of the  items  set  forth in
                    Section 2.2(a) of this Agreement;

               (xi) Since the date of execution of this  Agreement,  no event or series of events shall have occurred that reasonably could be expected to have or result in a Material Adverse Effect with respect to the Company;

             (xii) no banking moratorium have been declared either by the United States or New York State authorities, no suspension of trading shall have been declared on the New York Stock Exchange or the NASDAQ Stock Market, nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial markets which, in each case, in the reasonable judgment of such Purchaser, makes it impracticable or inadvisable to purchase the Notes at the Closing;

            (xiii) such Purchaser shall be satisfied with the third party that conducts research and development on behalf of the Company; and

             (xiv) the Company shall not have any outstanding indebtedness, other than (A) that in favor of the Purchasers pursuant to the Notes, (B) indebtedness set forth on Schedule 3.1(g) hereto;

                                  ARTICLE III.
                         REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the Company. Except as set forth in the Disclosure Schedule which shall be deemed a part hereof, each of the Company and its Subsidiaries hereby makes the representations and warranties set forth below to each Purchaser.

     (a) Subsidiaries. All of the direct and indirect subsidiaries of the Company are set forth in the Disclosure Schedule. The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any Liens, and all the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.

     (b) Organization and Qualification. The Company is an entity duly incorporated or otherwise organized, under the laws of Texas, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company is not in violation or default of any of the provisions of its articles of incorporation or bylaws. The Company is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in
          (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse


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          effect on the results of operations,  assets,  business,  prospects or financial condition of the Company and the Subsidiary, taken as a whole, or (iii) a material adverse effect on the Company's ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a "Material Adverse Effect") and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

     (c) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its respective obligations thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all action on the part of the Company and no further action is required by the Company in connection therewith. Each Transaction Document has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

     (d) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the other transactions contemplated thereby do not and will not: (i) conflict with or violate any provision of the Company's articles of incorporation or bylaws, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise) or other understanding to which the Company is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected; except in the case of each of clauses (ii) and
          (iii), such as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

     (e) Filings, Consents and Approvals. Except as set forth in the Disclosure Schedule, the Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents.

     (f) Issuance of the Securities. The Securities are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents. The Warrant Shares, when issued in accordance with the terms of the Transaction Documents, will be validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company. The Company has reserved from its duly authorized capital stock a


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

          number of shares of Common Stock for issuance of the Warrant Shares at least equal to the Required Minimum on the date hereof. The Company has not, and to the knowledge of the Company, no Affiliate of the Company has sold, offered for sale or solicited offers to buy or otherwise negotiated in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchaser, or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market.

     (g)  Capitalization.  The  capitalization of the Company is as set forth on
          Schedule 3.1(g). Other than as set forth on Schedule 3.1(g), the Company does not have any indebtedness. Except as set forth on
          Schedule 3.1(g), the Company has not issued any capital stock since May 10, 2007. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as set forth on Schedule 3.1(g), there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. The issuance and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchaser) and will not result in a right of any holder of the Company's securities to adjust the exercise, conversion, exchange or reset price under such securities. All of the outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the Board of Directors of the Company or others is required for the issuance and sale of the Securities. There are no stockholders agreements, voting agreements or other similar agreements with respect to the Company's capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company's stockholders.

     (h) SEC Reports; Financial Statements. Except as set forth on Schedule 3.1(h), the Company has filed all reports required to be filed by it under the Securities Act and the Exchange Act, including pursuant to
          Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials, including the exhibits thereto, being collectively referred to herein as the "SEC Reports") on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Except as set forth on Schedule 3.1(h), The financial statements of the Company, including those financial statements included in the Registration Statement, comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. All material agreements to which the Company is a party or to which the property or assets of the Company or any Subsidiary are subject are included as part of or specifically identified in the SEC Reports.

     (i) Material Changes. Since the date of the latest audited financial statements, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and
          (v) other than as set forth on Schedule 3.1(i), the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans. The Company does not have pending before the Commission any request for confidential treatment of information.

     (j) Litigation. Other than as set forth in the Disclosure Schedule under the caption "Legal Proceedings," there is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, or any of its properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an "Action") which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. Other than as set forth in the Disclosure Schedule, there has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the Exchange Act or the Securities Act.

     (k) Labor Relations. No material labor dispute exists or, to the knowledge of the Company or Subsidiary, is imminent with respect to any of the employees of the Company which could reasonably be expected to result in a Material Adverse Effect.

     (l) Compliance, Material Contracts. The Company (i) is not in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company under), nor has the Company received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement, services, marketing or processing agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is not in violation of any order of any court, arbitrator or governmental body, or (iii) is not and has not been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business except in each case as could not have a Material Adverse Effect. Schedule 3.1(l) contains a true, correct and complete list of all contracts which are material to the operation of the business of the Company ("Material Contracts"). Except as set forth on Schedule 3.1(l), each Material Contract is in full force and effect and is enforceable in accordance with its terms, and no material defaults enforceable against the Company exist thereunder. The Company has not received notice from any party to any Material Contract stating that it intends to terminate or amend such contract.

     (m) Regulatory Permits and Licenses. The Company possess all certificates, authorizations, memberships, sponsorships and permits issued by the appropriate federal, state, local or foreign regulatory authorities or other Person necessary to conduct its businesses and is in good standing under all such certificates, authorizations, memberships, sponsorship and permits, except where the failure to possess such permits could not have or reasonably be expected to result in a Material Adverse Effect ("Material Permits"), and the Company has not received any notice of proceedings relating to the revocation or modification of any Material Permit.

     (n) Title to Assets. The Company has good and marketable title in fee simple to all real property owned by them that is material to the business of the Company and good and marketable title in all personal property owned by it that is material to the business of the Company, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company is held under valid, subsisting and enforceable leases of which the Company is in compliance.

     (o) Intellectual Property. The Company has rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights necessary or material for use in connection with its businesses and which the failure to so have could have a Material Adverse Effect (collectively, the "Intellectual Property Rights"). The Company has not received a written notice that the Intellectual Property Rights used by the Company violates or infringes upon the rights of any Person. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights of others.

     (p)  Insurance. The Company does not have any insurance.

     (q)  Transactions  With  Affiliates and  Employees.  Except as disclosed on
          Schedule 3.1(a) none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $50,000 other than (i) for payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) for other employee benefits, including stock option agreements under any stock option plan of the Company.

     (r) Sarbanes-Oxley; Internal Accounting Controls. The Company is in material compliance with all provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it as of the Closing Date. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company, is made known to the certifying officers by others within those entities, particularly during the period in which the Company's most recently filed periodic report under the Exchange Act, as the case may be, is being prepared. The Company's certifying officers have evaluated the effectiveness of the Company's controls and procedures as of the date prior to the filing date of the most recently filed periodic report under the Exchange Act (such date, the "Evaluation Date"). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no significant changes in the Company's (as such term is defined in Item 307(b) of Regulation S-K under the Exchange Act) or, to the Company's knowledge, in other factors that could significantly affect the Company's (or any Subsidiary's) internal controls. The Company doe not have knowledge (upon receipt of the proceeds of this transaction) that the Company's independent public accountants will issue an audit letter containing a "going concern" opinion in connection with the Company's annual report on Form 10-K pursuant to Section 13 or 15(d) under the Exchange Act for the fiscal year ended December 31, 2006 or otherwise.

     (s) Certain Fees. Except as set forth on Schedule 3.1(s), no brokerage or finder's fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement. The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement.

     (t) Private Placement. Assuming the accuracy of the Purchasers representations and warranties set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchasers as contemplated hereby. The issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Trading Market.

     (u) Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Securities, will not be or be an Affiliate of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become subject to the Investment Company Act.

     (v) Registration Rights. Except as contemplated by the transactions hereunder or as set forth on Schedule 3.1(v), no Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company.

     (w) Listing and Maintenance Requirements. The Company's Common Stock is registered pursuant to Section 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. The Company has not, in the 12 months preceding the date hereof, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

     (x) Application of Takeover Protections. The Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company's Certificate of Incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation as a result of the Company's issuance of the Securities and the Purchasers' ownership of the Securities.

     (y) Disclosure. The Company confirms that neither it nor any other Person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that constitutes or might constitute material, nonpublic information. The Company understands and confirms that each Purchaser will rely on the foregoing representations and covenants in effecting transactions in securities of the Company. All disclosure provided to the Purchasers regarding the Company, its business and the transactions contemplated hereby, including the Disclosure Schedules to this Agreement, furnished by or on behalf of the Company with respect to the representations and warranties made herein are true and correct with respect to such representations and warranties and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section
          3.2 hereof.

     (z) No Integrated Offering. Assuming the accuracy of the Purchaser's representations and warranties set forth in Section 3.2, neither the Company, nor any Person acting on its behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the Securities Act or any applicable shareholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated.

     (aa) Solvency. Based on the financial condition of the Company as of the Closing Date after giving effect to the receipt by the Company of the proceeds from the sale of the Securities hereunder and the application of the proceeds thereof, (i) the Company's fair saleable value of its assets exceeds the amount that will be required to be paid on or in respect of the Company's existing debts and other liabilities (including known contingent liabilities) as they mature; (ii) the Company's assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof; and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt). The Company has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the Closing Date. Schedule 3.1(z) sets forth all outstanding secured and unsecured Indebtedness of the Company, or for which the Company has commitments. For the purposes of this Agreement, "Indebtedness" shall mean (a) any liabilities for borrowed money or amounts owed in excess of $50,000 (other than trade accounts payable incurred in the ordinary course of business), (b) all guaranties, endorsements and other contingent obligations in respect of Indebtedness of others, whether or not the same are or should be reflected in the Company's balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (c) the present value of any lease payments in excess of $50,000 due under leases required to be capitalized in accordance with GAAP. Neither the Company nor any Subsidiary is in default with respect to any Indebtedness.

     (bb) Environmental Matters. The Company (a) is in compliance with any and all Environmental Laws (as herein defined), (b) has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its respective businesses and (c) is in compliance with all terms and conditions of any such permit, license or approval. The term "Environmental Laws" means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, "Hazardous Materials") into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

     (cc) Tax Status. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency which has been asserted or threatened against the Company.

     (dd) No General Solicitation. Neither the Company nor any person acting on behalf of the Company has offered or sold any of the Securities by any form of general solicitation or general advertising. The Company has offered the Securities for sale only to the Purchasers and certain other "accredited investors" within the meaning of Rule 501 under the Securities Act.

     (ee) Foreign Corrupt Practices. For purposes of this representation, the term "Company" shall include all of its Subsidiaries. Neither the Company, nor to the knowledge of the Company, any agent or other person acting on behalf of the Company, has (i) directly or indirectly, used any corrupt funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

     (ff) Seniority. As of the Closing Date, no indebtedness, equity or other security of the Company is senior to, or pari passu with, the Notes in right of payment, whether with respect to interest or upon liquidation or dissolution, or otherwise, other than indebtedness in favor of the Purchasers pursuant to the Notes.

     (gg) No  Disagreements   with   Accountants  and  Lawyers.   There  are  no
          disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the accountants and lawyers formerly or presently employed by the Company and the Company is current with respect to any fees owed to its accountants and lawyers. By making this representation, the Company does not, in any manner, waive the attorney/client privilege or the confidentiality of the communications between the Company and its lawyers.

     (hh) Acknowledgment Regarding Purchaser's Purchase of Securities. The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm's length purchaser with respect to the Transaction Documents and the transactions contemplated hereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to the Purchaser's purchase of the Securities. The Company further represents to the Purchasers that the Company's decision to enter into this Agreement has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives. The Company further acknowledges that in addition to purchasing Securities, the Purchasers or their affiliates may directly or indirectly own Common Stock and Preferred Stock in the Company and that such parties, exercising their rights hereunder may adversely impact their other holdings as well as the other equity holders in the Company.

     (ii) Accountants. The Company's accountants are set forth on Schedule 3.1(ii) of the Disclosure Schedule. To the knowledge of the Company, such accountants, who the Company expects will express their opinion with respect to the financial statements to be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2006, are a registered public accounting firm as required by the Securities Act.

     (jj) Acknowledgement Regarding Purchasers' Trading Activity. The Company understands that past or future open market or other transactions by any Purchaser, excluding sales prohibited by Section 3.2(f), before or after the closing of this or future private placement transactions, may negatively impact the market price of the Company's publicly-traded securities.

     (kk) Manipulation of Price. The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the securities of the Company or (iii) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company, other than, in the case of clauses (ii) and
          (iii), compensation paid to the Company's placement agent in connection with the placement of the Securities.

3.2 Representations and Warranties of the Purchasers. Each Purchaser hereby, for itself and for no other Purchaser, represents and warrants as of the date hereof and as of the Closing Date to the Company as follows:

     (a) Organization; Authority. Such Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations thereunder. The execution, delivery and performance by such Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or similar action on the part of the Purchaser. Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except
          (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

     (b) Purchaser Representation. Such Purchaser understands that the Securities are "restricted securities" and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable securities laws and has no arrangement or understanding with any other persons regarding the distribution of such Securities (this representation and warranty not limiting the Purchaser's right to sell the Securities pursuant to the Registration Statement or otherwise in compliance with applicable federal and state securities laws). Nothing contained herein shall be deemed a representation or warranty by such Purchaser to hold Securities for any period of time.

     (c) Purchaser Status. At the time such Purchaser was offered the Securities, it was, and at the date hereof it is, and on each date on which it exercises any Warrants it will be either: (i) an "accredited investor" as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or
          (a)(8) under the Securities Act or (ii) a "qualified institutional buyer" as defined in Rule 144A(a) under the Securities Act.

     (d) Experience of the Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

     (e) General Solicitation. Such Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

     (f) Short Sales. Anything in this Agreement to the contrary notwithstanding, for so long as any of its Notes remain outstanding, each Purchaser agrees that it shall not maintain a net short position in the Common Stock. For purposes of this Section 3.2(f), a net short position shall mean at any time, a position of a Purchaser whereby the number of shares of Common Stock sold short exceeds the number of shares of Common Stock held long (assuming conversion of its Notes and exercise of its Warrants).

     The Company acknowledges and agrees that the Purchasers do not make or have not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 3.2.

                                  ARTICLE IV.
                         OTHER AGREEMENTS OF THE PARTIES

4.1   Transfer Restrictions.

(a) The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144, to the Company or to an affiliate of a Purchaser or in connection with a pledge as contemplated in Section 4.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement and the Registration Rights Agreement.

(b)   The Purchasers agree to the imprinting, so long as is required by this
      Section 4.1(b), of a legend on any of the Securities in the following form:

      [NEITHER] THESE SECURITIES [NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE [EXERCISABLE] HAVE [NOT] BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

          The Company acknowledges and agrees that a Purchaser may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Securities to a financial institution that is an "accredited investor" as defined in Rule 501(a) under the Securities Act and who agrees to be bound by the provisions of this Agreement and the Registration Rights Agreement and, if required under the terms of such arrangement, the Purchasers may transfer pledged or secured Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the appropriate Purchaser's expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities, including, if the Securities are subject to registration pursuant to the Registration Rights Agreement, the preparation and filing of any required prospectus supplement under Rule 424(b)(3) under the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of Selling Stockholders thereunder.

(c) Certificates evidencing the Warrant Shares shall not contain any legend (including the legend set forth in Section 4.1(b) hereof): (i) while a registration statement (including the Registration Statement) covering the resale of such security is effective under the Securities Act, or
      (ii) following any sale of such Warrant Shares  pursuant to Rule 144, or
      (iii) if such Warrant Shares are eligible for sale under Rule 144(k), or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). The Company shall cause its counsel to issue a legal opinion to the Company's transfer agent promptly after the Effective Date if required by the Company's transfer agent to effect the removal of the legend hereunder. If all or any portion of a Warrant is exercised at a time when there is an effective registration statement to cover the resale of the Warrant Shares, or if such Warrant Shares may be sold under Rule 144(k) or if such legend is not otherwise required under applicable requirements of the Securities Act (including judicial interpretations thereof) then such Warrant Shares shall be issued free of all legends. The Company agrees that following the Effective Date or at such time as such legend is no longer required under this Section 4.1(c), it will, no later than three Trading Days following the delivery by a Purchaser to the Company or the Company's transfer agent of a certificate representing Warrant Shares, as applicable, issued with a restrictive legend (such third Trading Day, the "Legend Removal Date"), deliver or cause to be delivered to such Purchaser, at an address in the United States, a certificate representing such shares that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section. Certificates for Warrant Shares subject to the legend removal hereunder shall be transmitted by the transfer agent of the Company to the Purchasers by crediting the account of the Purchaser's prime broker with the Depository Trust Company.

(d) In addition to the Purchasers' other available remedies, the Company shall pay to each Purchaser, in cash, as partial liquidated damages and not as a penalty, for each $1,000 of Warrant Shares (based on the VWAP of the Common Stock on the date such Securities are submitted to the Company's transfer agent) delivered for removal of the restrictive legend and subject to this Section 4.1(c), $10 per Trading Day (increasing to $20 per Trading Day 5 Trading Days after such damages have begun to accrue) for each Trading Day after the Legend Removal Date until such certificate is delivered without a legend. Nothing herein shall limit each Purchaser's right to pursue actual damages for the Company's failure to deliver certificates representing any Securities as required by the Transaction Documents, and each Purchaser shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief.

(e) Each Purchaser, severally and not jointly with the other Purchasers, agrees that the removal of the restrictive legend from certificates representing Securities as set forth in this Section 4.1 is predicated upon the Company's reliance that such Purchaser will sell any Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom.

4.2 Acknowledgment of Dilution. The Company acknowledges that the issuance of the Securities may result in dilution of the outstanding shares of Common
Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligations under the Transaction Documents, including without limitation its obligation to issue the Warrant Shares pursuant to the Transaction Documents, are unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim the Company may have against any Purchaser and regardless of the dilutive effect that such issuance may have on the ownership of the other stockholders of the Company.

4.3 Furnishing of Information. As long as any Purchaser owns Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. As long as any Purchaser owns Securities, if the Company is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to such Purchaser and make publicly available in accordance with Rule 144(c) such information as is required for such Purchaser to sell the Securities under Rule 144. The Company further covenants that it will take such further action as any holder of Securities may reasonably request, all to the extent required from time to time to enable such Person to sell such Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144. Additionally, the Company covenants to make reasonable efforts to market the Company and hire an appropriate investor relations firm.

4.4 Integration. The Company shall not, and shall use its best efforts to ensure that no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market.

4.5 Exercise Procedures.The form of Notice of Exercise included in the Warrants sets forth the totality of the procedures required of the Purchasers in order to exercise the Warrants. No additional legal opinion or other information or instructions shall be required of the Purchasers to exercise their Warrants. The Company shall honor exercises of the Warrants and shall deliver Warrant Shares in accordance with the terms, conditions and time periods set forth in the Transaction Documents.

4.6 Securities Laws Disclosure; Publicity. The Company shall, by 8:30 AM New York City Time on the second Trading Day following the date hereof, issue a Current Report on Form 8-K disclosing the material terms of the transactions contemplated hereby, and shall attach the Transaction Documents thereto, including the Disclosure Schedules. The Company and the Purchasers shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby, and neither the Company nor the Purchasers shall issue any such press release or otherwise make any such public statement without the prior consent of the Company, with respect to any press release of the Purchasers, or without the prior consent of the Purchaser, with respect to any press release of the Company, which consent shall not unreasonably be withheld, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except
(i) in connection with the 8-K report referred to above (ii) as required by federal securities law in connection with a registration statement and (iii) to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide such Purchaser with prior notice of such disclosure.

4.7 Shareholder Rights Plan. No claim will be made or enforced by the Company or, to the knowledge of the Company, any other Person that any Purchaser is an "Acquiring Person" under any shareholder rights plan or similar plan or arrangement in effect or hereafter adopted by the Company, or that any Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under the Transaction Documents or under any other agreement between the Company and any Purchaser. The Company shall conduct its business in a manner so that it will not become subject to the Investment Company Act.

4.8 Non-Public Information. The Company covenants and agrees that neither it nor any other Person acting on its behalf will provide any Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that such Purchaser shall be relying on the foregoing representations in effecting transactions in securities of the Company.

4.9 Use of Proceeds. The Company shall use the net proceeds from the sale of the Securities hereunder for working capital, fees and expenses relating to the transactions contemplated hereunder and for the payment of principal and interest on the Notes.

4.10 Reimbursement. If any Purchaser becomes involved in any capacity in any Proceeding by or against any Person who is a stockholder of the Company (except as a result of sales, pledges, margin sales and similar transactions by the Purchasers to or with any current stockholder), solely as a result of such Purchaser's acquisition of the Securities under this Agreement, the Company will reimburse such Purchaser for its reasonable legal and other expenses (including the cost of any investigation preparation and travel in connection therewith) incurred in connection therewith, as such expenses are incurred. The reimbursement obligations of the Company under this paragraph shall be in addition to any liability which the Company may otherwise have, shall extend upon the same terms and conditions to any Affiliates of such Purchaser who are actually named in such action, proceeding or investigation, and partners, directors, agents, employees and controlling persons (if any), as the case may be, of such Purchaser and any such Affiliate, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company, such Purchaser and any such Affiliate and any such Person. The Company also agrees that neither such Purchaser nor any such Affiliates, partners, directors, agents, employees or controlling persons shall have any liability to the Company or any Person asserting claims on behalf of or in right of the Company solely as a result of acquiring the Securities under this Agreement.

4.11 Indemnification. Subject to the provisions of this Section 4.11, the Company will indemnify and hold each Purchaser and its directors, officers, shareholders, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling person (each, a "Purchaser Party") harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in
settlements,   court  costs  and  reasonable   attorneys'   fees  and  costs  of
investigation that any Purchaser Party may suffer or incur as a result of, arising from, or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents (or any allegation by a third-party that, if true would constitute such a breach) or (b) any action instituted against a Purchaser, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of such Purchaser, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is based upon a breach of such Purchaser's representation, warranties or covenants under the Transaction Documents or any agreements or understandings any Purchasers may have with any such stockholder or any violations by such Purchaser of state or federal securities laws or any conduct by such Purchaser which constitutes fraud, negligence or willful misconduct). If any action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, the Purchaser Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing. Any Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the Purchaser Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of such separate counsel, a material conflict on any material issue between the position of the Company and the position of the Purchaser Party. The Company will not be liable to any Purchaser Party under this Agreement (i) for any settlement by a Purchaser Party effected without the Company's prior written consent, which shall not be unreasonably withheld or delayed; or (ii) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Purchaser Party's breach of any of the representations, warranties, covenants or agreements made by the Purchasers in this Agreement or in the other Transaction Documents. Notwithstanding the above, the Company will be liable for the fees of only one separate counsel for all Purchaser Parties with respect to any claim.

     Subject to the provisions of this Section 4.11, the Purchasers will indemnify and hold the Company and its directors, officers, shareholders, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling person (each, a "Company Party") harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys' fees and costs of investigation that any Company Party may suffer or incur as a result of, arising from, or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by any Purchaser in this Agreement or in the other Transaction Documents (or any allegation by a third-party that, if true would constitute such a breach) or (b) any violations by any Purchaser of state or federal securities laws or any conduct by any Purchaser which constitutes fraud, negligence or willful misconduct. The Purchasers will not be liable to any Company Party under this Agreement (i) for any settlement by a Company Party effected without the Purchasers' prior written consent, which shall not be unreasonably withheld or delayed; or (ii) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents.

4.12  Reservation and Listing of Securities.

(a) The Company shall maintain a reserve from its duly authorized shares of Common Stock for issuance pursuant to the Transaction Documents in such amount as may be required to fulfill its obligations in full under the Transaction Documents.

(b) If, on any date, the number of authorized but unissued (and otherwise unreserved) shares of Common Stock is less than the Required Minimum on such date, then the Board of Directors of the Company shall use commercially reasonable efforts to amend the Company's certificate or articles of incorporation to increase the number of authorized but unissued shares of Common Stock to at least the Required Minimum at such time, as soon as possible and in any event not later than the 75th day after such date.

(c) The Company shall, if applicable: (i) in the time and manner required by the Trading Market, prepare and file with such Trading Market an additional shares listing application covering a number of shares of Common Stock at least equal to the Required Minimum on the date of such application, (ii) take all steps necessary to cause such shares of Common Stock to be approved for listing on the Trading Market as soon as possible thereafter, (iii) provide to the Purchasers evidence of such listing, and (iv) maintain the listing of such Common Stock on any date at least equal to the Required Minimum on such date on such Trading Market or another Trading Market.

4.13 Subsequent Equity Sales. In addition to the limitations set forth herein, from the date hereof until such time as no Purchaser holds any of the Securities, the Company shall be prohibited from effecting or entering into an agreement to effect any Subsequent Financing involving a "Variable Rate Transaction" or an "MFN Transaction" (each as defined below). The term "Variable Rate Transaction" shall mean a transaction in which the Company issues or sells
(i) any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive additional shares of Common Stock either (A) at a conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the shares of Common Stock at any time after the initial issuance of such debt or equity securities, or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock or (ii) enters into any agreements, including but not limited to an equity line of credit, whereby the Company may sell securities at a future determined price tied to the market price of the Common Stock. The term "MFN Transaction" shall mean a transaction in which the Company issues or sells any securities in a capital raising transaction or series of related transactions which grants to an investor the right to receive additional shares based upon future transactions of the Company on terms more favorable than those granted to such investor in such offering. Any Purchaser shall be entitled to obtain injunctive relief against the Company to preclude any such issuance, which remedy shall be in addition to any right to collect damages. Notwithstanding the foregoing, this Section 4.13 shall not apply in respect of an Exempt Issuance, except that no Variable Rate Transaction or MFN Transaction shall be an Exempt Issuance.

4.14 Equal Treatment of Purchasers. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration is also offered to all of the parties to the Transaction Documents. Further, the Company shall not make any payment of principal or interest on the Notes in amounts which are disproportionate to the respective principal amounts outstanding on the Notes at any applicable time. For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser, and is intended for the Company to treat the Purchasers as a class and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of Securities or otherwise.

      4.15  RESERVED.

4.16 Form D; Blue Sky Filings. The Company agrees to timely file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof, promptly upon request of any Purchasers. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Securities for, sale to the

Purchasers at the Closing under applicable securities or "Blue Sky" laws of the states of the United States, and shall provide evidence of such actions promptly upon request of any Purchaser.

      4.17 Additional Participation Right. During the term of the Notes, each Purchaser shall have the right to participate in any debt or equity financing (up to amount equal 100% of the proposed financing) of the Company on the same terms as those offered to such third party providing the financing. For the sake of clarity, the Purchasers shall have the right participate in any financing in an amount equal to the proposed financing, but not to the exclusion of any third party providing the financing. The Company shall give the Purchasers at least 5 Trading Days advance notice of such debt or equity financing, which notice shall set forth all of the material terms. The Purchasers shall have 5 Trading Days after receipt of such notice to give the Company notice of their agreement to participate.

                                   ARTICLE V.
                                  MISCELLANEOUS

5.1 Termination. This Agreement may be terminated by any Purchaser, as to such Purchaser's obligation hereunder only and without any effect whatsoever on the obligations between the Company and the other Purchasers, by written notice to the other parties, if the Closing has not been consummated on or before June 20, 2007; provided that no such termination will affect the right of any party to sue for any breach by the other party (or parties).

5.2 Fees. At the Closing, the Company has agreed to (i) reimburse Centrecourt Asset Management LLC ("Centrecourt") $25,000, for its legal fees and expenses of counsel (of which $10,000 has already been paid), (ii) reimburse Centrecourt's reasonable out-of-pocket expenses and (iii) pay Centrecourt $113,750 as a structuring fee. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the issuance of any Securities.

5.3 Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

5.4 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

5.5 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of amendments, by the Company and Purchasers holding 75% of the principal amount of Notes then outstanding, or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

5.6 Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

5.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of Purchasers holding 75% of the principal amount of Notes then outstanding. Any Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Securities, provided such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions hereof that apply to such "Purchaser."

5.8 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.11.

5.9 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The parties hereby waive all rights to a trial by jury. If either party shall commence an action or proceeding to enforce any provisions of the Transaction Documents, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys' fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

5.10 Survival. The representations and warranties contained herein shall survive the Closing, the delivery of the Securities and exercise of the Warrants, as applicable for the applicable statue of limitations.

5.11 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a ".pdf" format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page or data file were an original thereof.

5.12 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

5.13 Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights; provided, however, in the case of a rescission of an exercise of a Warrant, the Purchasers shall be required to return any shares of Common Stock subject to any such rescinded exercise notice.

5.14 Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities.

5.15 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

5.16 Payment Set Aside. To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

5.17 Usury. To the extent it may lawfully do so, the Company hereby agrees not to insist upon or plead or in any manner whatsoever claim, and will resist any and all efforts to be compelled to take the benefit or advantage of, usury laws wherever enacted, now or at any time hereafter in force, in connection with any claim, action or proceeding that may be brought by any Purchaser in order to enforce any right or remedy under any Transaction Document. Notwithstanding any provision to the contrary contained in any Transaction Document, it is expressly agreed and provided that the total liability of the Company under the Transaction Documents for payments in the nature of interest shall not exceed the maximum lawful rate authorized under applicable law (the "Maximum Rate"), and, without limiting the foregoing, in no event shall any rate of interest or default interest, or both of them, when aggregated with any other sums in the nature of interest that the Company may be obligated to pay under the Transaction Documents exceed such Maximum Rate. It is agreed that if the maximum contract rate of interest allowed by law and applicable to the Transaction Documents is increased or decreased by statute or any official governmental action subsequent to the date hereof, the new maximum contract rate of interest allowed by law will be the Maximum Rate applicable to the Transaction Documents from the effective date forward, unless such application is precluded by applicable law. If under any circumstances whatsoever, interest in excess of the Maximum Rate is paid by the Company to any Purchaser with respect to indebtedness evidenced by the Transaction Documents, such excess shall be applied by the Purchasers to the unpaid principal balance of any such indebtedness or be refunded to the Company, the manner of handling such excess to be at the Purchasers' election.

5.18 Liquidated Damages. The Company's obligations to pay any partial liquidated damages or other amounts owing under the Transaction Documents is a continuing obligation of the Company and shall not terminate until all unpaid partial liquidated damages and other amounts have been paid notwithstanding the fact that the instrument or security pursuant to which such partial liquidated damages or other amounts are due and payable shall have been canceled.

5.19 Agent. (a) Authorization of Action. Each Purchaser hereby appoints and authorizes CAMOFI Master LDC (the "Agent") to be its agent in its name and on its behalf and to exercise such rights or powers granted to the Agent or the Purchasers (i) under the Security Documents to the extent specifically provided therein and on the terms thereof, together with such rights, powers and discretions as are reasonably incidental thereto. As to any matters not expressly provided for by the Security Documents, the Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Purchasers, and any action so taken or not so taken by the Agent shall be binding upon all Purchasers; provided, however, that the Agent shall not be required to take any action which exposes the Agent to liability in such capacity, which could result in the Agent incurring any costs and expenses or which is contrary to this Agreement or applicable law.

            (b) Indemnification. Each Purchaser hereby agrees to indemnify and hold harmless the Agent from and against any and all liabilities, obligations, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Agent (in its capacity as agent for the Purchasers) in any way relating to or arising out of the Security Documents or any action taken or admitted by the Agent under or in respect of the Security Documents; provided that no Purchaser shall be liable for any portion of such liabilities, obligations, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Agent's gross negligence or willful misconduct. Without limiting the generality of the foregoing, each Purchaser agrees to reimburse the Agent promptly upon demand on a pro rata basis in accordance with the then outstanding indebtedness, liabilities and obligations owing to such Purchaser by the Company in respect of any out-of-pocket expenses (including counsel fees) incurred by the Agent in connection with the preservation of any rights of the Agent or the Purchasers under, the enforcement of, or legal advice in respect of the rights or responsibilities under, the Security Documents, to the extent that the Agent is not reimbursed for such expenses by the Company.

            (c) Successor Agent. The Agent may, as hereinafter provided, resign at any time by giving not less than 30 days' written notice thereof to the Purchasers and the Company. Upon any such resignation, the Purchasers shall have the right to appoint a successor Agent (the "Successor Agent"), which shall be a Purchaser and which shall be acceptable to the Company, acting reasonably. Upon the acceptance of any appointment as Agent hereunder by a Successor Agent, such Successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent and the retiring Agent shall thereupon be discharged from its further duties and obligations as Agent under the Security Documents. After any retiring Agent's resignation hereunder as Agent, the provisions of this Section 5.19 shall continue to inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under the Security Documents. Absent such a resignation by the Agent, the Agent's appointment shall continue until revoked in writing by Purchasers holding 75% of the outstanding principal amount of the Notes, at which time such Purchasers shall appoint a new Agent.

            (d) Taking and Enforcement of Remedies.

            (1) Each of the Purchasers hereby acknowledges that, to the extent permitted by applicable law, the remedies provided under the Security Documents to the Purchasers are for the benefit of the Purchasers collectively and acting together and not severally and further acknowledges that its rights under the Security Documents are to be exercised not severally, but collectively by the Agent upon the decision of the Purchasers; accordingly, notwithstanding any of the provisions contained in any of the Transaction Documents, each of the Purchasers hereby covenants and agrees that it shall not be entitled to take any action with respect to the Security Documents, including, without limitation, any acceleration of the indebtedness, liabilities or obligations of the Company or any of its Subsidiaries, but that any such action shall be taken only by the Agent with the prior written agreement of the Purchasers, provided that, notwithstanding the foregoing:

            (2) in the absence of instructions from the Purchasers and where in the sole opinion of the Agent the exigencies of the situation warrant such action, the Agent may without notice to or consent of the Purchasers take such action on behalf of the Purchasers as it deems appropriate or desirable in the interest of the Purchasers; and

            (3) the commencement of litigation before any court shall be made in the name of each Purchaser individually unless the laws of the jurisdiction of such court permit such litigation to be commenced in the name of the Agent on behalf of the Purchasers (whether pursuant to a specific power of attorney in favor of the Agent or otherwise) and the Agent agrees to commence such litigation in its name; provided, however, that no litigation shall be commenced in the name of any Purchaser without the prior written consent of such Purchaser;

            (4) each of the Purchasers hereby further covenants and agrees that upon any such written consent being given by the Purchasers, they shall co-operate fully with the Agent to the extent requested by the Agent in the collective realization, including, without limitation, the appointment of a receiver and manager to act for their collective benefit; and each Purchaser covenants and agrees to do all acts and things to make, execute and deliver all agreements and other instruments, including, without limitation, any instruments necessary to effect any registrations, so as to fully carry out the intent and purpose of this Section 5.19; and each of the Purchasers hereby covenants and agrees that it has not heretofore and shall not seek, take, accept or receive any security for any of the obligations and liabilities of the Company under the Transaction Documents or under any other document, instrument, writing or agreement ancillary thereto other than such security as is provided hereunder and shall not enter into any agreement with the Company relating in any manner whatsoever to the transactions contemplated hereunder, unless all of the Purchasers shall at the same time obtain the benefit of any such security or agreement, as the case may be.

            (5) Notwithstanding any other provision contained in the Transaction Documents, no Purchaser shall be required to be joined as a party to any litigation commenced against the Company by the Agent under the Transaction Documents (unless otherwise required by any court of competent jurisdiction) if it elects not to be so joined in which event any such litigation shall not include claims in respect of the rights of such Purchaser against the Company under the Transaction Documents until such time as such Purchaser does elect to be so joined; provided that if at the time of such subsequent election it is not possible or practicable for such Purchaser to be so joined, then such Purchaser may commence proceedings in its own name in respect of its rights against the Company.

      5.20 Independent Nature of Purchasers' Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance or non-performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. Each Purchaser has been represented by its own separate legal counsel in their review and negotiation of the Transaction Documents. The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by the Purchasers.

                            (Signature Pages Follow)

     IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.


Whispering Oaks International, Inc.             Address for Notice:
                                                -------------------

By:/s/ Dr. Ricardo Moro                       Telephone:   866-884-8669
   ---------------------------                Facsimile:   866-437-2277
Name:  Dr. Ricardo Moro
Title:   President

With a copy to (which shall not constitute notice):

William T. Hart                               Telephone:  303-839-0061
Hart & Trinen                                 Facsimile:   303-839-5414
1624 Washington St.
Denver, CO 80203





                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                    SIGNATURE PAGE FOR PURCHASER FOLLOWS]

       [PURCHASER SIGNATURE PAGES TO BIOCUREX, SECURITIES PURCHASE AGREEMENT]

     IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Investing Entity: ___CAMOFI Master LDC_______________________________ Signagure of Authorized Signatory of Investing entity: ______________________ Name of Authorized Signatory: ____Jeffrey M Hass_____________________________ Title of Authorized Signatory: ___Authorized Signatory_______________________ Email Address of Authorized Entity:__jhaas@centrecourtam.com_________________

Address for Notice of Investing Entity:

                               CAMOFI Master LDC
                      c/o Centre Court Asset Management LLC
                         350 Madison Avenue, 8th Floor
                            New York, New York 10017

Facsimile number for notice off INvesting Entity:

                               (Ph) 646 758-6750
                               (Fax) 646 785-6751

Subscription Amount: $2,400,000
Warrant Shares: 2,800,000
EIN Number:  (PROVIDE THIS UNDER SEPARATE COVER)

       [PURCHASER SIGNATURE PAGES TO BIOCUREX, SECURITIES PURCHASE AGREEMENT]

     IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Investing Entity:    CAMHZN Master LDC
Signature of Authorized Signatory of Investing Entity:
Name  of Authorized Signatory:  Jeffrey M. Haas
Title of Authorized  Signatory: Authorized Signatory
Email Address of Authorized Entity:  jhaas@centrecourtam.com

Address for Notice of Investing Entity:

                               CAMHZN Master LLC
                     c/o Centre Court Asset Management LLC
                         350 Madison Avenue, 8th Floor
                            New York, New York 10017

Facsimile number for notice to Investing Entity:

                               (Ph) 646 758-6750
                               (Fax) 646 785-6751

Address for Delivery of Securities for Investing Entity (if not same as above):



Subscription Amount: $600,000
Warrant Shares:  700,000
EIN Number:  [PROVIDE THIS UNDER SEPARATE COVER]

                           [SIGNATURE PAGES CONTINUE]

                                  SCHEDULES TO
                          SECURITIES PURCHASE AGREEMENT

Schedule 3.1(g) - Capitalization

         As of June 29, 2007 Biocurex had 41,588,078 outstanding shares of common stock. The following table lists additional shares of Biocurex's common stock which may be issued as the result of the exercise of outstanding options, warrants or convertible notes:

                                                         Number of       Note
                                                          Shares       Reference
                                                         ---------     ---------

Shares issuable upon exercise of Non-Qualified
Stock options granted to officers, directors,
employees and consultants.                                3,790,000

Shares issuable upon exercise of warrants granted
to Biocurex's officers, directors, employees,
financial consultants and private investors               8,413,439        A

Shares issuable upon conversion of notes                  1,075,715        B

Shares issuable upon exercise of warrants issued to
note holders                                              3,940,326        B

Shares issuable upon conversion of notes sold in
June 2007 financing                                       5,000,000

Shares issuable upon exercise of warrants sold in
June 2007 financing                                       3,500,000


A. Warrants in this category were not granted pursuant to Biocurex's Non-Qualified Stock Option Plan. The warrants are exercisable at prices between $0.12 and $2.00 per share and expire between February 23, 2008 and July 19, 2011.

B. During 2003 Biocurex sold convertible notes in the principal amount of $529,813 to six private investors. The notes bear interest at 5% per year and are due and payable five years from the respective dates of the notes. Each note may, at the option of the holder, be converted at any time into shares of Biocurex's common stock. The number of shares to be issued upon the conversion of any note is equal in number to the amount determined by dividing the principal amount to be converted by the Conversion Price. The Conversion Price was separately negotiated for each note and ranges between $0.05 and $0.23. As of March 15, 2007 one note in the principal amount of $53,000 had been repaid and four notes in the principal amount of $281,915 had been converted into 2,123,634 shares of Biocurex's common stock. If all remaining notes were converted Biocurex would be obligated to issue an additional 1,075,715 shares of common stock. The note holders also received warrants to collectively purchase 2,434,088 shares of Biocurex's common stock at prices between $0.08 and $0.38 per share. The warrants expire at various dates between January 17, 2005 and November 11, 2008. As of March

     15, 2007 warrants to purchase 1,693,111 shares had been exercised. For every share issued upon conversion the note holders are entitled to receive new warrants to purchase one additional share of common stock at prices between $0.055 and $0.176 per share. The new warrants expire at various dates in 2011. Warrants for 2,123,634 shares were issued when notes in the principal amount of $281,915 were converted. If all remaining notes were converted, Biocurex would be obligated to issue warrants which would allow the holders to purchase 1,075,715 additional shares of Biocurex's common stock.

Schedule 3.1(i) - Issuance of Shares to Officers, Directors and Affiliates

     The Company has issued shares to its officers, directors and affiliates other than pursuant to its Non-Qualified Stock Option Plan. See Part II of the Company's Registration Statement on Form SB-2 on file with the SEC.

Schedule 3.1(j) - Litigation

     In April 2004 the Securities and Exchange Commission issued a Stop Trading Order with respect to the Company's common stock. After the issuance of the Stop Trading Order, the SEC issued a Formal Order of Investigation. No action was ever taken against the Company or, to the knowledge of the Company, against any other person as a result of the Investigation.

Schedule 3.1(l) - Material Contracts

     License Agreement with Abbott Laboratories.

Schedule 3.1(s) - Finder's Fees

     The Company believes that a finder's fee may be payable to Michael Rose and/or J.P. Turner & Company.

Schedule 3.1(z) - Liabilities

         Accounts payable                                       $128,720
         Accrued liabilities                                    $158,928
         Due to related parties                                 $357,546
         Convertible notes payable                              $194,828

Schedule 3.1(ii) - Accountants

         Manning Elliott.

                                                                     EXHIBIT A

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY AND THE SECURITIES ISSUABLE UPON CONVERSION OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

Original Issue Date: June 25, 2007
Original Conversion Price (subject to adjustment herein): $0.60

                                                                     $2,400,000


                         SENIOR SECURED CONVERTIBLE NOTE
                                DUE JUNE 25, 2010

        THIS NOTE is one of a series of duly authorized and issued Senior Secured Convertible Notes of Whispering Oaks International, Inc. d/b/a BioCurex Inc., a Texas corporation, having a principal place of business at 7080 River Road, Suite 215, Richmond, British Columbia, Canada V6X 1X5 (the "Company"), designated as its Senior Secured Convertible Note, due June 25, 2010 (the "Note(s)").

      FOR VALUE RECEIVED, the Company promises to pay to CAMOFI Master LDC or its registered assigns (the "Holder"), the principal sum of $2,400,000 on June 25, 2010 or such earlier date as the Notes are required or permitted to be repaid as provided hereunder (the "Maturity Date"), and to pay interest to the Holder on the aggregate unconverted and then outstanding principal amount of this Note in accordance with the provisions hereof. This Note is subject to the following additional provisions:

      Section 1. Definitions. For the purposes hereof, in addition to the terms defined elsewhere in this Note: (a) capitalized terms not otherwise defined herein have the meanings given to such terms in the Purchase Agreement, and (b) the following terms shall have the following meanings:

            "Alternate Consideration" shall have the meaning set forth in
      Section 5(e)(iii).

            "Business Day" means any day except Saturday, Sunday and any day which shall be a federal legal holiday in the United States or a day on which banking institutions in the State of New York are authorized or required by law or other government action to close.

            "Change of Control Transaction" means the occurrence of any of (i) an acquisition after the date hereof by an individual or legal entity or "group" (as described in Rule 13d-5(b)(1) promulgated under the Exchange

      Act) of effective control (whether through legal or beneficial ownership of capital stock of the Company, by contract or otherwise) of in excess of 33% of the voting securities of the Company, or (ii) a replacement at one time or within a three year period of more than one-half of the members of the Company's board of directors which is not approved by a majority of those individuals who are members of the board of directors on the date hereof (or by those individuals who are serving as members of the board of directors on any date whose nomination to the board of directors was approved by a majority of the members of the board of directors who are members on the date hereof), or (iii) Dr. Ricardo Moro shall no longer be employed by the Company as Chief Executive Officer on a full time basis, or (iv) the execution by the Company of an agreement to which the Company is a party or by which it is bound, providing for any of the events set forth above in (i) or (ii).

            "Common Stock" means the common stock, par value $0.01 per share, of the Company and stock of any other class into which such shares may hereafter have been reclassified or changed.

            "Conversion Date" shall have the meaning set forth in Section 4(a) hereof.

            "Conversion Price" shall have the meaning set forth in Section 4(b).

            "Conversion Shares" means the shares of Common Stock issuable upon conversion of Notes, as payment of interest or as payment of the Monthly Redemption, all in accordance with the terms hereof.

            "Effectiveness Date" shall have the meaning given to such term in the Registration Rights Agreement.

            "Effectiveness Period" shall have the meaning given to such term in the Registration Rights Agreement.

            "Equity Conditions" shall mean, during the period in question, (i) the Company shall have duly honored all conversions and redemptions scheduled to occur or occurring by virtue of one or more Notice of Conversions, if any, (ii) all liquidated damages and other amounts owing in respect of the Notes shall have been paid; (iii) there is an effective Registration Statement (or, in the case of the shares issuable upon conversion of the Notes, the Holder may resell such shares without regard to the volume limitations under Rule 144(k)) pursuant to which the Holder is permitted to utilize the prospectus thereunder to resell all of the shares issuable pursuant to the Transaction Documents (and the Company believes, in good faith, that such effectiveness will continue uninterrupted for the foreseeable future), (iv) the Common Stock is trading on the Trading Market and all of the shares issuable pursuant to the Transaction Documents are listed for trading on a Trading Market (and the Company believes, in good faith, that trading of the Common Stock on a Trading Market will continue uninterrupted for the foreseeable future),
      (v) there is a sufficient number of authorized but unissued and otherwise unreserved shares of Common Stock for the issuance of all of the shares issuable pursuant to the Transaction Documents, (vi) there is then existing no Event of Default or event which, with the passage of time or the giving of notice, would constitute an Event of Default, (vii) all of the shares issued or issuable pursuant to the transaction proposed would not violate the limitations set forth in Section 4(c) and (viii) no public announcement of a pending or proposed Fundamental Transaction, Change of Control Transaction or acquisition transaction has occurred that has not been consummated.

            "Event of Default" shall have the meaning set forth in Section 9.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Fundamental Transaction" shall have the meaning set forth in
      Section 5(e)(iii) hereof.

            "Interest Conversion Rate" means the lesser of (i) the Conversion Price and (ii) 80% of the VWAP for the 10 Trading Days immediately prior to the applicable Interest Payment Date.

            "Late Fees" shall have the meaning set forth in the second paragraph to this Note.

            "Mandatory Prepayment Amount" for any Notes shall equal the sum of
      (i) 125% of the principal amount of Notes to be prepaid, plus all accrued and unpaid interest thereon, and (ii) all other amounts, costs, expenses and liquidated damages due in respect of such Notes.

            "Monthly Conversion Price" shall have the meaning set forth in
      Section 6(a) hereof.

            "Monthly Redemption" shall mean the redemption of the Note pursuant to Section 6(a) hereof.

            "Monthly Redemption Amount" shall mean, as to a Monthly Redemption, 1/30th of the original principal amount in the aggregate.

            "Monthly Redemption Date" means the 1st of each month, commencing November 1, 2007 and ending upon the full redemption of this Note.

            "Original Issue Date" shall mean the date of the first issuance of the Notes regardless of the number of transfers of any Note and regardless of the number of instruments which may be issued to evidence such Note.

            "Person" means a corporation, an association, a partnership, organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

            "Prime" shall mean the Prime Rate as reported in the Wall Street Journal on any day.

            "Purchase Agreement" means the Securities Purchase Agreement, dated as of June 25, 2007 to which the Company and the original Holder are parties, as amended, modified or supplemented from time to time in accordance with its terms.

            "Registration Rights Agreement" means the Registration Rights Agreement, dated as of the date of the Purchase Agreement, to which the Company and the original Holder are parties, as amended, modified or supplemented from time to time in accordance with its terms.

            "Registration Statement" means a registration statement meeting the requirements set forth in the Registration Rights Agreement, covering among other things the resale of the Conversion Shares and naming the Holder as a "selling stockholder" thereunder.

            "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

            Subsidiary" shall have the meaning given to such term in the Purchase Agreement.

            "Trading Day" means a day on which the Common Stock is traded on a Trading Market.

            "Trading Market" means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the Nasdaq SmallCap Market, the American Stock Exchange, the New York Stock Exchange, the Nasdaq National Market, the OTC Bulletin Board, or the Pink Sheets.

            "Transaction Documents" shall have the meaning set forth in the Purchase Agreement.

            "VWAP" means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the primary Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg Financial L.P. (based on a Trading Day from 9:30 a.m. EST to 4:02 p.m. Eastern Time) using the VAP function; (b) if the Common Stock is not then listed or quoted on the Trading Market and if prices for the Common Stock are then reported in the "Pink Sheets" published by the Pink Sheets, LLC (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (c) in all other cases, the fair market value of a share of Common Stock as determined by a nationally recognized-independent appraiser selected in good faith by Holders holding a majority of the principal amount of Notes then outstanding.

      Section 2.  Interest.

a) Payment of Interest in Cash or Kind. The Company shall pay interest to the Holder on the aggregate unconverted and then outstanding principal amount of this Note at the rate of Prime (as adjusted monthly on the first Business Day of each month) plus 2.75% per annum, payable monthly in arrears beginning on August 1, 2007, on each Conversion Date (as to that principal amount then being converted), on the Maturity Date (except that, if any such date is not a Business Day, then such payment shall be due on the next succeeding Business Day) and on each Monthly Redemption Date (as to that principal amount then being redeemed) (each such date, an "Interest Payment Date"), in cash or shares of Common
      Stock at the Interest Conversion Rate, or a combination thereof; provided, however, payment in shares of Common Stock may only occur if during the 5 Trading Days immediately prior to the applicable Interest Payment Date all of the Equity Conditions have been met, the payment in shares of Common Stock (combined with all payments to other Note holders) would not exceed 25% of the aggregate volume for the previous 10 Trading Days and the Company shall have given the Holder notice in accordance with the notice requirements set forth below.

b) Company's Election to Pay Interest in Kind. Subject to the terms and conditions herein, the decision whether to pay interest hereunder in shares of Common Stock or cash shall be at the discretion of the Company. Should the Company elect to pay interest in kind, it shall be paid in registered shares of Common Stock the Interest Conversion Rate. Not less than 5 Trading Days prior to each Interest Payment Date, the Company shall provide the Holder with written notice of its election to pay interest hereunder either in cash or shares of Common Stock (the Company may indicate in such notice that the election contained in such notice shall continue for later periods until revised). Within 5 Trading Days prior to an Interest Payment Date, the Company's election (whether specific to an Interest Payment Date or continuous) shall be irrevocable as to such Interest Payment Date. Subject to the aforementioned conditions, failure to timely provide such written notice shall be deemed an election by the Company to pay the interest on such Interest Payment Date in cash.

c) Interest Calculations. Interest shall be calculated on the basis of a 360-day year and shall accrue daily commencing on the Original Issue Date until payment in full of the principal sum, together with all accrued and unpaid interest and other amounts which may become due hereunder, has been made. Interest shall be compounded monthly. Payment of interest in shares of Common Stock shall otherwise occur pursuant to Section 4(d)(ii) and only for purposes of the payment of interest in shares, the Interest Payment Date shall be deemed the Conversion Date. Interest shall cease to accrue with respect to any principal amount converted, provided that the Company in fact delivers the Conversion Shares within the time period required by Section 4(d)(ii) and if not so delivered, interest will accrue until delivery of the Conversion Shares. Interest hereunder will be paid to the Person in whose name this Note is registered on the records of the Company regarding registration and transfers of Notes (the "Note Register"). Except as otherwise provided herein, if at any time the Company pays interest partially in cash and partially in shares of Common Stock, then such payment shall be distributed ratably among the Holders based upon the principal amount of Notes held by each Holder.

d) Late Fee. All overdue accrued and unpaid interest to be paid hereunder shall entail a late fee at the rate of 18% per annum (or such lower maximum amount of interest permitted to be charged under applicable law) ("Late Fee") which will accrue daily, from the date such interest is due hereunder through and including the date of payment. Notwithstanding anything to the contrary contained herein, if on any Interest Payment Date the Company has elected to pay interest in Common Stock and is not able to pay accrued interest in the form of Common Stock because it does not then satisfy the conditions for payment in the form of Common Stock set forth above, then, the Company shall pay cash.

e) Optional Prepayment. The Company shall have the right to prepay, in cash, all or a portion of the Notes at any time after November 15, 2008, at 115% of the principal amount thereof plus accrued interest to the date of repayment. The Company shall give the Holder at least ten (10) day's prior written notice of its intention to prepay all or a portion of the Note, during which time the Holder shall have the right to convert any portion of the Note into Common Stock.

f) Mandatory Repayment. If the Company (i) shall be a party to any Change of Control Transaction or Fundamental Transaction or (ii) shall agree to sell or dispose any of its assets in one or more transactions
      (whether or not such sale would constitute a Change of Control Transaction), the Company will be required to offer to repay, in cash, the then outstanding aggregate principal amount of the Notes at 115% of the principal amount thereof. The Company shall give the Holder at least ten (10) day's prior written notice of its intention to repay the Note, during which time the Holder shall have the right to convert any portion of the Note into Common Stock.

      Section 3.   Registration of Transfers and Exchanges.

a) Different Denominations. This Note is exchangeable for an equal aggregate principal amount of Notes of different authorized denominations as requested by the Holder surrendering the same. No service charge will be made for such registration of transfer or exchange.

b) Investment Representations. This Note has been issued subject to certain investment representations of the original Holder set forth in the Purchase Agreement and may be transferred or exchanged only in compliance with the Purchase Agreement and applicable federal and state securities laws and regulations.

c) Reliance on Note Register. Prior to due presentment to the Company for transfer of this Note, the Company and any agent of the Company may treat the Person in whose name this Note is duly registered on the Note Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note is overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

      Section 4.    Conversion.

a) Voluntary Conversion. At any time after the Original Issue Date until this Note is no longer outstanding, this Note shall be convertible into shares of Common Stock at the option of the Holder, in whole or in part at any time and from time to time (subject to the limitations on conversion set forth in Section 4(c) hereof), provided, however, that the Holder shall not convert the Note into a number of shares that would exceed 25% of the aggregate volume for the previous 10 Trading Days. The Holder shall effect conversions by delivering to the Company the form of Notice of Conversion attached hereto as Annex A (a "Notice of Conversion"), specifying therein the principal amount of Notes to be converted and the date on which such conversion is to be effected (a "Conversion Date"). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion is provided hereunder. To effect conversions hereunder, the Holder shall not be required to physically surrender Notes to the Company unless the entire principal amount of this Note plus all accrued and unpaid interest thereon has been so converted. Conversions hereunder shall have the effect of lowering the outstanding principal amount of this Note in an amount equal to the applicable conversion. The Holder and the Company shall maintain records showing the principal amount converted and the date of such conversions. The Company shall deliver any objection to any Notice of Conversion within 3 Business Days of receipt of such notice. In the event of any dispute or discrepancy, the records of the Holder shall be controlling and determinative in the absence of manifest error. The Holder and any assignee, by acceptance of this Note, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of a portion of this Note, the unpaid and unconverted principal amount of this Note may be less than the amount stated on the face hereof. However, at the Company's request, the Holder shall surrender the Note to the Company within five (5) Trading Days following such request so that a new Note reflecting the correct principal amount may be issued to Holder.

b) Conversion Price. The conversion price in effect on any Conversion Date (subject to adjustment herein) shall be equal to $0.60 per share.

c) Conversion Limitations; Holder's Restriction on Conversion. The Company shall not effect any conversion of this Note, and the Holder shall not have the right to convert any portion of this Note, pursuant to Section 4(a) or otherwise, to the extent that after giving effect to such conversion, the Holder (together with the Holder's affiliates), as set forth on the applicable Notice of Conversion, would beneficially own in excess of 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to such conversion. For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its affiliates shall include the number of shares of Common Stock issuable upon conversion of this Note with respect to which the determination of such sentence is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) conversion of the remaining, nonconverted portion of this Note beneficially owned by the Holder or any of its affiliates and
      (B) conversion of the nonconverted portion of any other securities of the Company (including, without limitation, any other Notes or the Warrants) subject to a limitation on conversion or Conversion analogous to the limitation contained herein beneficially owned by the Holder or any of its affiliates. Except as set forth in the preceding sentence, for purposes of this Section 4(c), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act. To the extent that the limitation contained in this section applies, the determination of whether this Note is convertible (in relation to other securities owned by the Holder) and of which a portion of this Note is convertible shall be in the sole discretion of such Holder. To ensure compliance with this restriction, the Holder will be deemed to represent to the Company each time it delivers a Notice of Conversion that such Notice of Conversion has not violated the restrictions set forth in this paragraph and the Company shall have no obligation to verify or confirm the accuracy of such determination. For purposes of this Section 4(c), in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Company's most recent Form 10-QSB or Form 10-KSB, as the case may be, (y) a more recent public announcement by the Company or (z) any other notice by the Company or the Company's Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of the Holder, the Company shall within two Trading Days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or Conversion of securities of the Company, including this Note, by the Holder or its affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The provisions of this Section 4(c) may be waived by the Holder upon, at the election of the Holder, not less than 61 days' prior notice to the Company, and the provisions of this Section 4(c) shall continue to apply until such 61st day (or such later date, as determined by the Holder, as may be specified in such notice of waiver).

d)    Mechanics of Conversion

     i. Conversion Shares Issuable Upon Conversion of Principal Amount. The number of shares of Common Stock issuable upon a conversion hereunder shall be determined by the quotient obtained by dividing (x) the outstanding principal amount of this Note to be converted by (y) the Conversion Price.

     ii. Delivery of Certificate Upon Conversion. Not later than five Trading Days after any Conversion Date, the Company will deliver to the Holder at an address in the United States (A) a certificate or certificates representing the Conversion Shares which shall be free of restrictive legends and trading restrictions (other than those required by the Purchase Agreement) representing the number of shares of Common Stock being acquired upon the conversion of Notes (including, if so timely elected by the Company, shares of Common Stock representing the payment of accrued interest) and (B) a bank check or wire transfer in the amount of accrued and unpaid interest (if the Company is required to pay accrued interest in cash). The Company shall, if available and if allowed under applicable securities laws, use its best efforts to deliver any certificate or certificates required to be delivered by the Company under this Section electronically through the Depository Trust Corporation or another established clearing corporation performing similar functions.

     iii. Failure to Deliver Certificates. If in the case of any Notice of Conversion such certificate or certificates are not delivered to or as directed by the applicable Holder by the fifth Trading Day after a Conversion Date, the Holder shall be entitled by written notice to the Company at any time on or before its receipt of such certificate or certificates thereafter, to rescind such conversion, in which event the Holder shall immediately return the certificates representing the principal amount of Notes tendered for conversion.

          iv. Obligation Absolute; Partial Liquidated Damages. If the Company fails for any reason to deliver to the Holder such certificate or certificates pursuant to Section 4(d)(ii) by the fifth Trading Day after the Conversion Date, the Company shall pay to such Holder, in cash, as liquidated damages and not as a penalty, for each $1000 of principal amount being converted, $5 per Trading Day (increasing to $10 per Trading Day after five Trading Days after such damages begin to accrue) for each Trading Day after such fifth Trading Day until such certificates are delivered. The Company's obligations to issue and deliver the Conversion Shares upon conversion of this Note in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of such Conversion Shares; provided, however, such delivery shall not operate as a waiver by the Company of any such action the Company may have against the Holder. In the event a Holder of this Note shall elect to convert any or all of the outstanding principal amount hereof, the Company may not refuse conversion based on any claim that the Holder or any one associated or affiliated with the Holder of has been engaged in any violation of law, agreement or for any other reason, unless, an injunction from a court, on notice, restraining and or enjoining conversion of all or part of this Note shall have been sought and obtained and the Company posts a surety bond for the benefit of the Holder in the amount of 150% of the principal amount of this Note outstanding, which is subject to the injunction, which bond shall remain in effect until the completion of arbitration/litigation of the dispute and the proceeds of which shall be payable to such Holder to the extent it obtains judgment. In the absence of an injunction precluding the same, the Company shall issue Conversion Shares or, if applicable, cash, upon a properly noticed conversion. Nothing herein shall limit a Holder's right to pursue actual damages or declare an Event of Default pursuant to Section 9 herein for the Company's failure to deliver Conversion Shares within the period specified herein and such Holder shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief. The Conversion of any such rights shall not prohibit the Holders from seeking to enforce damages pursuant to any other Section hereof or under applicable law.

          v. Compensation for Buy-In on Failure to Timely Deliver Certificates Upon Conversion. In addition to any other rights available to the Holder, if the Company fails for any reason to deliver to the Holder such certificate or certificates pursuant to Section 4(d)(ii) by the fifth Trading Day after the Conversion Date, and if after such fifth Trading Day the Holder is required by its brokerage firm to purchase (in an open market transaction or otherwise) Common Stock to deliver in satisfaction of a sale by such Holder of the Conversion Shares which the Holder anticipated receiving upon such conversion (a "Buy-In"), then the Company shall (A) pay in cash to the Holder (in addition to any remedies available to or elected by the Holder) the amount by which (x) the Holder's total purchase price (including brokerage commissions, if any) for the Common Stock so purchased exceeds
               (y) the product of (1) the aggregate number of shares of Common Stock that such Holder anticipated receiving from the conversion at issue multiplied by (2) the actual sale price of the Common Stock at the time of the sale (including brokerage commissions, if any) giving rise to such purchase obligation and (B) at the option of the Holder, either reissue Notes in principal amount equal to the principal amount of the attempted conversion or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its delivery requirements under Section 4(d)(ii). For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of Notes with respect to which the actual sale price of the Conversion Shares at the time of the sale (including brokerage commissions, if any) giving rise to such purchase obligation was a total of $10,000 under clause (A) of the immediately preceding sentence, the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In and all supporting brokerage statements. Notwithstanding anything contained herein to the contrary;

          vi. Reservation of Shares Issuable Upon Conversion. The Company covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock solely for the purpose of issuance upon conversion of the Notes and payment of interest on the Note, each as herein provided, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holders, not less than such number of shares of the Common Stock as shall (subject to any additional requirements of the Company as to reservation of such shares set forth in the Purchase Agreement) be issuable (taking into account the adjustments and restrictions of Section 5) upon the conversion of the outstanding principal amount of the Notes and payment of interest hereunder. The Company covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly and validly authorized, issued and fully paid, nonassessable and, if the Registration Statement is then effective under the Securities Act, registered for public sale in accordance with such Registration Statement.

          vii. Fractional Shares. Upon a conversion hereunder the Company shall not be required to issue stock certificates representing fractions of shares of the Common Stock, but may if otherwise permitted, make a cash payment in respect of any final fraction of a share based on the VWAP at such time. If the Company elects not, or is unable, to make such a cash payment, the Holder shall be entitled to receive, in lieu of the final fraction of a share, one whole share of Common Stock.

viii. Transfer Taxes. The issuance of certificates for shares of the Common Stock on conversion of the Notes shall be made without charge to the Holders thereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificate, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder of such Notes so converted and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

      Section 5.  Certain Adjustments.

a) Stock Dividends and Stock Splits. If the Company, at any time while the Notes are outstanding: (A) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company pursuant to this Note, including as interest thereon), (B) subdivide outstanding shares of

      Common Stock into a larger number of shares, or (C) combine (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, , then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of Common Stock outstanding after such event, excluding any shares issued to the Holder as a stock dividend. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

b) Subsequent Equity Sales. If the Company, at any time while this Note is outstanding shall offer, sell, grant any option to purchase or offer, sell or grant any right to reprice its securities, or otherwise dispose of or issue (or announce any offer, sale, grant or any option to purchase or other disposition) any Common Stock or Common Stock Equivalents entitling any Person to acquire shares of Common Stock, at an effective price per share less than the then Conversion Price (such lower price, the "Base Share Price" and such issuances collectively, a "Dilutive Issuance"), as adjusted hereunder (if the holder of the Common Stock or Common Stock Equivalents so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, Conversion or exchange prices or otherwise, or due to warrants, options or rights per share which is issued in connection with such issuance, be entitled to receive shares of Common Stock at an effective price per share which is less than the Conversion Price, such issuance shall be deemed to have occurred for less than the Conversion Price), then, the Conversion Price shall be reduced to an amount equal to the product of (A) the Conversion Price in effect immediately prior to such Dilutive Issuance and (B) the quotient determined by dividing
      (1) the sum of (I) the product derived by multiplying the Conversion Price in effect immediately prior to such Dilutive Issuance and the number of shares of Common Stock outstanding immediately prior to such Dilutive Issuance plus (II) the consideration, if any, received by the Company upon such Dilutive Issuance, by (2) the product derived by multiplying (I) the Conversion Price in effect immediately prior to such Dilutive Issuance by (II) the number of shares of Common Stock outstanding immediately after such Dilutive Issuance. Such adjustment shall be made whenever such Common Stock or Common Stock Equivalents are issued. The Company shall notify the Holder in writing, no later than the Trading Day following the issuance of any Common Stock or Common Stock Equivalents subject to this section, indicating therein the applicable issuance price, or of applicable reset price, exchange price, conversion price and other pricing terms (such notice the "Dilutive Issuance Notice"). For purposes of clarification, whether or not the Company provides a Dilutive Issuance Notice pursuant to this
      Section 3(b), upon the occurrence of any Dilutive Issuance, after the date of such Dilutive Issuance the Holder is entitled to receive a number of Conversion Shares based upon the Base Share Price regardless of whether the Holder accurately refers to the Base Share Price in the Notice of Conversion.

c) Pro Rata Distributions. If the Company, at any time while Notes are outstanding, shall distribute to all holders of Common Stock (and not to Holders) evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any security, then in each such case the Conversion Price shall be determined by multiplying such Conversion Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the VWAP determined as of the record date mentioned above, and of which the numerator shall be such VWAP on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of the Common Stock as determined by the Board of Directors in good faith. In either case the adjustments shall be described in a statement provided to the Holders of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

d) Calculations. All calculations under this Section 5 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. The number of shares of Common Stock outstanding at any given time shall not includes shares of Common Stock owned or held by or for the account of the Company, and the description of any such shares of Common Stock shall be considered on issue or sale of Common Stock. For purposes of this Section 5, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

e)          Notice to Holders.

          i. Adjustment to Conversion Price. Whenever the Conversion Price is adjusted pursuant to any of this Section 5, the Company shall promptly mail to each Holder a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. If the Company issues a variable rate security, despite the prohibition thereon in the Purchase Agreement, the Company shall be deemed to have issued Common Stock or Common Stock Equivalents at the lowest possible conversion or Conversion price at which such securities may be converted in the case of a Variable Rate Transaction (as defined in the Purchase Agreement), or the lowest possible adjustment price in the case of an MFN Transaction (as defined in the Purchase Agreement).

          ii. Notice to Allow Conversion by Holder. If (A) the Company shall declare a dividend (or any other distribution) on the Common Stock; (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock; (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company; then, in each case, the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of the Notes, and shall cause to be mailed to the Holders at their last addresses as they shall appear upon the stock books of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. Holders are entitled to convert Notes during the 20-day period commencing the date of such notice to the effective date of the event triggering such notice.

          iii. Fundamental Transaction. If, at any time while this Note is outstanding, (A) the Company effects any merger or consolidation of the Company with or into another Person, (B) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (C) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (D) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a "Fundamental Transaction"), then upon any subsequent conversion of this Note, the Holder shall have the right to receive, for each Conversion Share that would have been issuable upon such conversion absent such Fundamental Transaction, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of one share of Common Stock (the "Alternate Consideration"). For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Note following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new note consistent with the foregoing provisions and evidencing the Holder's right to convert such note into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this paragraph (c) and insuring that this Note (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

          iv. Exempt Issuance. Notwithstanding the foregoing, no adjustment will be made under this Section 5 in respect of an Exempt Issuance.

      Section 6.  Monthly Redemption

a)    Monthly  Redemption.   Beginning  November  1,  2007,  on  each  Monthly
      Redemption Date the Company shall redeem the Holder's Monthly Redemption Amount plus accrued but unpaid interest, the sum of all liquidated damages and any other amounts then owing to such Holder in respect of the Note. The Monthly Redemption Amount due on each Monthly Redemption Date shall be paid in cash; provided, however, as to any Monthly Redemption and upon 10 Trading Days' prior written irrevocable notice, in lieu of a cash redemption payment, the Company may elect to pay 100% of a Monthly Redemption in Conversion Shares based on a conversion price equal to the lesser or (i) the Conversion Price and
      (ii) 80% of the average of the 10 consecutive VWAPs immediately prior to the applicable Monthly Redemption Date (subject to adjustment for any stock dividend, stock split, stock combination or other similar event affecting the Common Stock during such 10 Trading Day period) (the "Monthly Conversion Price"); provided, however, that the Company may not pay the Monthly Redemption Amount in Conversion Shares unless, on the Monthly Redemption Date and during the 20 Trading Day period immediately prior to the Monthly Redemption Date, the Equity Conditions have been satisfied and the payment in shares of Common Stock (combined with all payments to other Note holders) would not exceed 25% of the aggregate volume for the previous 10 Trading Days. The Holder may convert, pursuant to Section 4(a), any principal amount of the Note subject to a Monthly Redemption at any time prior to the date that the Monthly Redemption Amount and all amounts owing thereon are due and paid in full. Any principal amount of Note converted during any 20 day period prior to the date the Monthly Redemption Amount is paid shall be first applied to the principal amount subject to the Monthly Redemption and the Company's cash payment of the Monthly Redemption Amount on such Monthly Redemption Date shall be reduced accordingly, and any remaining principal amount so converted shall be applied against the next monthly Redemption Amount. The Company covenants and agrees that it will honor all Notice of Conversions tendered up until the Note is paid in full. The Company's determination to pay a Monthly Redemption in cash or shares of Common Stock shall be applied ratably to all Holders based on their initial purchases of Notes pursuant to the Purchase Agreement.

b) Redemption Procedure. The payment of cash and/or issuance of Common Stock, as the case may be, pursuant to a Monthly Redemption shall be made on the Monthly Redemption Date. If any portion of the cash payment for a Monthly Redemption shall not be paid by the Company by the respective due date, interest shall accrue thereon at the rate of 18% per annum (or the maximum rate permitted by applicable law, whichever is less) until the payment of the Monthly Redemption Amount, plus all amounts owing thereon is paid in full.

      Section 7. Negative Covenants. So long as any portion of this Note is outstanding, the Company will not and will not permit any of its Subsidiaries to directly or indirectly:

a) enter into, create, incur, assume or suffer to exist any indebtedness or liens of any kind, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom that is senior to, subordinated to or pari passu with, in any respect, the Company's obligations under the Notes;

b) amend its certificate of incorporation, bylaws or charter documents so as to adversely affect any rights of the Holder;

c) repay, repurchase or offer to repay, repurchase, make any payment in respect of or otherwise acquire any of its Common Stock, Preferred Stock, or other equity securities other than as to the Conversion Shares to the extent permitted or required under the Transaction Documents or as otherwise permitted by the Transaction Documents;

d) engage in any transactions with any officer, director, employee or any affiliate of the Company, including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $10,000 other than (i) for payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) for other employee benefits, including stock option agreements under any stock option plan of the Company; or

e) create or acquire any Subsidiary after the date hereof unless (i) such Subsidiary is a wholly-owned Subsidiary of the Company and (ii) such Subsidiary becomes party to the Security Agreement and the Subsidiary Guaranty (either by executing a counterpart thereof or an assumption or joinder agreement in respect thereof) and, to the extent required by the Purchaser, satisfied each condition of this Agreement and the Transaction Documents as if such Subsidiary were a Subsidiary on the Closing Date;

f)    authorize or approve any reverse stock split of the Common Stock; or

g)    enter into any agreement with respect to any of the foregoing.

      Section 8. Affirmative Covenant. The Company agrees that within 75 days of the Closing Date, it shall raise at least $3 million in common equity (i) without any registration rights, (ii) at discount of not greater than 25% to the then current market price and (iii) with warrant coverage not to exceed 50% and an exercise price of such warrants to be at least equal to the then current market price.

      Section 9.  Events of Default.

a) "Event of Default", wherever used herein, means any one of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

          i. any default in the payment of (A) the principal amount of any Note, or (B) interest (including Late Fees) on, or liquidated damages in respect of, any Note, in each case free of any claim of subordination, as and when the same shall become due and payable (whether on a Conversion Date or the Maturity Date or by acceleration or otherwise) which default, solely in the case of an interest payment or other default under clause (B) above, is not cured, within five Trading Days;

          ii. the Company shall fail to observe or perform any other covenant or agreement contained in this Note or any of the other Transaction Documents (other than a breach by the Company of its obligations to deliver shares of Common Stock to the Holder upon conversion which breach is addressed in clause (xii) below) which failure is not cured, if possible to cure, within the earlier to occur of (A) 5 Trading Days after notice of such default sent by the Holder or by any other Holder and (B) 10 Trading Days after the Company shall become or should have become aware of such failure;

          iii. a default or event of default (subject to any grace or cure period provided for in the applicable agreement, document or instrument) shall occur under (A) any of the Transaction Documents other than the Notes, or (B) any other material agreement, lease, document or instrument to which the Company or any Subsidiary is bound, which default, solely in the case of a default under clause (B) above, is not cured, within 10 Trading Days;

          iv. any representation or warranty made herein, in any other Transaction Document, in any written statement pursuant hereto or thereto, or in any other report, financial statement or certificate made or delivered to the Holder or any other holder of Notes shall be untrue or incorrect in any material respect as of the date when made or deemed made;

          v. (i) the Company or any of its Subsidiaries shall commence, or there shall be commenced against the Company or any such Subsidiary, a case under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or the Company or any Subsidiary commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company or any Subsidiary thereof or (ii) there is commenced against the Company or any Subsidiary thereof any such bankruptcy, insolvency or other proceeding which remains undismissed for a period of 60 days; or (iii) the Company or any Subsidiary thereof is adjudicated by a court of competent jurisdiction insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or
               (iv)  the  Company  or  any   Subsidiary   thereof   suffers  any
               appointment of any custodian or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of 60 days; or (v) the Company or any Subsidiary thereof makes a general assignment for the benefit of creditors; or (vi) the Company shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or (vii) the Company or any Subsidiary thereof shall call a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or (viii) the Company or any Subsidiary thereof shall by any act or failure to act expressly indicate its consent to, approval of or acquiescence in any of the foregoing; or (ix) any corporate or other action is taken by the Company or any Subsidiary thereof for the purpose of effecting any of the foregoing;

          vi. the Company or any Subsidiary shall default in any of its obligations under any mortgage, credit agreement or other facility, indenture agreement, factoring agreement or other instrument under which there may be issued, or by which there may be secured or evidenced any indebtedness for borrowed money or money due under any long term leasing or factoring arrangement of the Company in an amount exceeding $50,000, whether such indebtedness now exists or shall hereafter be created and such default shall result in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable;

          vii. the Common Stock shall not be eligible for quotation on or quoted for trading on a Trading Market and shall not again be eligible for and quoted or listed for trading thereon within five Trading Days;

          viii. the Company shall redeem or repurchase more than a de minimis number of its outstanding shares of Common Stock or other equity securities of the Company (other than redemptions of Conversion Shares and repurchases of shares of Common Stock or other equity securities of departing officers and directors of the Company; provided such repurchases shall not exceed $50,000, in the aggregate, for all officers and directors during the term of this
               Note);

          ix. a Registration Statement shall not have been declared effective by the Commission on or prior to the 210th calendar day after the Closing Date;

          x.   if,   during  the   Effectiveness   Period  (as  defined  in  the
               Registration Rights Agreement), the effectiveness of the Registration Statement lapses for any reason or the Holder shall not be permitted to resell Registrable Securities (as defined in the Registration Rights Agreement) under the Registration Statement, in either case, for more than 10 consecutive Trading Days or 15 non-consecutive Trading Days during any 12 month period; provided, however, that in the event that the Company is negotiating a merger, consolidation, acquisition or sale of all or substantially all of its assets or a similar transaction and in the written opinion of counsel to the Company, the Registration Statement, would be required to be amended to include information concerning such transactions or the parties thereto that is not available or may not be publicly disclosed at the time, the Company shall be permitted an additional 10 consecutive Trading during any 12 month period relating to such an event;

          xi. an Event (as defined in the Registration Rights Agreement) shall not have been cured to the satisfaction of the Holder prior to the expiration of thirty days from the Event Date (as defined in the Registration Rights Agreement) relating thereto (other than an Event resulting from a failure of an Registration Statement to be declared effective by the Commission, which shall be covered by Section 9(a)(ix));

          xii. the Company shall fail for any reason to deliver certificates to a Holder prior to the fifth Trading Day after a Conversion Date pursuant to and in accordance with Section 4(d) or the Company shall provide notice to the Holder, including by way of public announcement, at any time, of its intention not to comply with requests for conversions of any Notes in accordance with the terms hereof; or

          xiii. the Company shall fail for any reason to pay in full the amount of cash due pursuant to a Buy-In within 5 Trading Days after notice therefor is delivered hereunder or shall fail to pay all amounts owed on account of an Event of Default within five days of the date due.

b) Remedies Upon Event of Default. If any Event of Default occurs, the full principal amount of this Note, together with interest and other amounts owing in respect thereof, to the date of acceleration shall become, at the Holder's election, immediately due and payable in cash. The aggregate amount payable upon an Event of Default shall be equal to the Mandatory Prepayment Amount. Commencing 5 days after the occurrence of any Event of Default that results in the eventual acceleration of this Note, the interest rate on this Note shall accrue at the rate of 18% per annum, or such lower maximum amount of interest permitted to be charged under applicable law. All Notes for which the full Mandatory Prepayment Amount hereunder shall have been paid in accordance herewith shall promptly be surrendered to or as directed by the Company. The Holder need not provide and the Company hereby waives any presentment, demand, protest or other notice of any kind, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such declaration may be rescinded and annulled by Holder at any time prior to payment hereunder and the Holder shall have all rights as a Note holder until such time, if any, as the full payment under this Section shall have been received by it. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.

      Section 10. Miscellaneous.

a) Notices. Any and all notices or other communications or deliveries to be provided by the Holders hereunder, including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service, addressed to the Company, at the address set forth above, facsimile number _____________, Attn: Dr. Ricardo Moro, Chief
      Executive Officer, or such other address or facsimile number as the Company may specify for such purposes by notice to the Holders delivered in accordance with this Section. Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile telephone number or address of such Holder appearing on the books of the Company, or if no such facsimile telephone number or address appears, at the principal place of business of the Holder. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 5:30 p.m. (New York City time), (ii) the date after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 5:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) the second Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

b) Absolute Obligation. Except as expressly provided herein, no provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, interest and liquidated damages (if any) on, this Note at the time, place, and rate, and in the coin or currency, herein prescribed. This Note is a direct debt obligation of the Company. This Note ranks pari passu with all other Notes now or hereafter issued under the terms set forth herein.


c) Lost or Mutilated Note. If this Note shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Note, or in lieu of or in substitution for a lost, stolen or destroyed Note, a new Note for the principal amount of this Note so mutilated, lost, stolen or destroyed but only upon receipt of evidence of such loss, theft or destruction of such Note, and of the ownership hereof, and indemnity, if requested, all reasonably satisfactory to the Company.

d) Security Interest. This Note is a direct debt obligation of the Company and, pursuant to the Security Agreement is secured by a first priority perfected security interest in all of the assets of the Company for the benefit of the Holders.

e) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Note shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by any of the Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in the City of New York, Borough of Manhattan (the "New York Courts"). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or such New York Courts are improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Note and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Note or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of this Note, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorney's fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

f) Waiver. Any waiver by the Company or the Holder of a breach of any provision of this Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Note. The failure of the Company or the Holder to insist upon strict adherence to any term of this Note on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Note. Any waiver must be in writing.

g) Severability. If any provision of this Note is invalid, illegal or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates applicable laws governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum permitted rate of interest. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of or interest on this Note as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this indenture, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impeded the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted.

h) Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

i) Headings. The headings contained herein are for convenience only, do not constitute a part of this Note and shall not be deemed to limit or affect any of the provisions hereof.

j) Seniority. This Note is senior in right of payment to any and all other indebtedness of the Company.

                            *********************

      IN WITNESS WHEREOF, the Company has caused this Note to be duly executed by a duly authorized officer as of the date first above indicated.


                             Whispering Oaks International, Inc.



                             ------------------------------------------
                             Name:
                             Title:

                                     ANNEX A

                              NOTICE OF CONVERSION


      The undersigned hereby elects to convert principal under the Senior Secured Convertible Note of Whispering Oaks International, Inc., a Texas corporation (the "Company"), due on June 25, 2010, into shares of common stock, par value $0.01 per share (the "Common Stock"), of the Company according to the conditions hereof, as of the date written below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.

      By the delivery of this Notice of Conversion the undersigned represents and warrants to Whispering Oaks International, Inc. that its ownership of the Common Stock does not exceed the amounts determined in accordance with Section 13(d) of the Exchange Act, specified under Section 4 of this Note.

      The undersigned agrees to comply with the prospectus delivery requirements under the applicable securities laws in connection with any transfer of the aforesaid shares of Common Stock.

Conversion calculations:
                            Date to Effect Conversion:

                            Principal Amount of Notes to be Converted:

                            Payment of Interest in Common  Stock   __ yes __ no

                            If yes, $_____ of Interest Accrued on Account of Conversion at Issue.

                            Number of shares of Common Stock to be issued:


                            Signature:

                            Name:

                            Address:

                                   Schedule 1

                               CONVERSION SCHEDULE

The Senior Secured Convertible Notes due on June 25, 2010, in the aggregate principal amount of $2,900,000 issued by Whispering Oaks International, Inc., a Texas corporation. This Conversion Schedule reflects conversions made under
Section 4 of the above referenced Note.

                                     Dated:


====================== ================= ============== =====================
                                           Aggregate
                                           Principal
                                            Amount
 Date of Conversion                        Remaining
(or for first entry,                      Subsequent
Original Issue Date)                     to Conversion
                          Amount of      (or original      Company Attest
                          Conversion       Principal
                                            Amount)
---------------------- ----------------- -------------- ---------------------



---------------------- ----------------- -------------- ---------------------



---------------------- ----------------- -------------- ---------------------



---------------------- ----------------- -------------- ---------------------



---------------------- ----------------- -------------- ---------------------



---------------------- ----------------- -------------- ---------------------



---------------------- ----------------- -------------- ---------------------



====================== ================= ============== =====================

                                                                    EXHIBIT A

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY AND THE SECURITIES ISSUABLE UPON CONVERSION OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

Original Issue Date: June 25, 2007
Original Conversion Price (subject to adjustment herein): $0.60

                                                                      $600,000


                         SENIOR SECURED CONVERTIBLE NOTE
                                DUE JUNE 25, 2010

        THIS NOTE is one of a series of duly authorized and issued Senior Secured Convertible Notes of Whispering Oaks International, Inc. d/b/a BioCurex Inc., a Texas corporation, having a principal place of business at 7080 River Road, Suite 215, Richmond, British Columbia, Canada V6X 1X5 (the "Company"), designated as its Senior Secured Convertible Note, due June 25, 2010 (the "Note(s)").

      FOR VALUE RECEIVED, the Company promises to pay to CAMHZN Master LDC or its registered assigns (the "Holder"), the principal sum of $600,000 on June 25, 2010 or such earlier date as the Notes are required or permitted to be repaid as provided hereunder (the "Maturity Date"), and to pay interest to the Holder on the aggregate unconverted and then outstanding principal amount of this Note in accordance with the provisions hereof. This Note is subject to the following additional provisions:

      Section 1. Definitions. For the purposes hereof, in addition to the terms defined elsewhere in this Note: (a) capitalized terms not otherwise defined herein have the meanings given to such terms in the Purchase Agreement, and (b) the following terms shall have the following meanings:

            "Alternate Consideration" shall have the meaning set forth in
      Section 5(e)(iii).

            "Business Day" means any day except Saturday, Sunday and any day which shall be a federal legal holiday in the United States or a day on which banking institutions in the State of New York are authorized or required by law or other government action to close.

            "Change of Control Transaction" means the occurrence of any of (i) an acquisition after the date hereof by an individual or legal entity or "group" (as described in Rule 13d-5(b)(1) promulgated under the Exchange
      Act) of effective control (whether through legal or beneficial ownership of capital stock of the Company, by contract or otherwise) of in excess of 33% of the voting securities of the Company, or (ii) a replacement at one time or within a three year period of more than one-half of the members of the Company's board of directors which is not approved by a majority of those individuals who are members of the board of directors on the date hereof (or by those individuals who are serving as members of the board of directors on any date whose nomination to the board of directors was approved by a majority of the members of the board of directors who are members on the date hereof), or (iii) Dr. Ricardo Moro shall no longer be employed by the Company as Chief Executive Officer on a full time basis, or (iv) the execution by the Company of an agreement to which the Company is a party or by which it is bound, providing for any of the events set forth above in (i) or (ii).

            "Common Stock" means the common stock, par value $0.01 per share, of the Company and stock of any other class into which such shares may hereafter have been reclassified or changed.

            "Conversion Date" shall have the meaning set forth in Section 4(a) hereof.

            "Conversion Price" shall have the meaning set forth in Section 4(b).

            "Conversion Shares" means the shares of Common Stock issuable upon conversion of Notes, as payment of interest or as payment of the Monthly Redemption, all in accordance with the terms hereof.

            "Effectiveness Date" shall have the meaning given to such term in the Registration Rights Agreement.

                  "Effectiveness Period" shall have the meaning given to such term in the Registration Rights Agreement.

            "Equity Conditions" shall mean, during the period in question, (i) the Company shall have duly honored all conversions and redemptions scheduled to occur or occurring by virtue of one or more Notice of Conversions, if any, (ii) all liquidated damages and other amounts owing in respect of the Notes shall have been paid; (iii) there is an effective Registration Statement (or, in the case of the shares issuable upon conversion of the Notes, the Holder may resell such shares without regard to the volume limitations under Rule 144(k)) pursuant to which the Holder is permitted to utilize the prospectus thereunder to resell all of the shares issuable pursuant to the Transaction Documents (and the Company believes, in good faith, that such effectiveness will continue uninterrupted for the foreseeable future), (iv) the Common Stock is trading on the Trading Market and all of the shares issuable pursuant to the Transaction Documents are listed for trading on a Trading Market (and the Company believes, in good faith, that trading of the Common Stock on a Trading Market will continue uninterrupted for the foreseeable future),
      (v) there is a sufficient number of authorized but unissued and otherwise unreserved shares of Common Stock for the issuance of all of the shares issuable pursuant to the Transaction Documents, (vi) there is then existing no Event of Default or event which, with the passage of time or the giving of notice, would constitute an Event of Default, (vii) all of the shares issued or issuable pursuant to the transaction proposed would not violate the limitations set forth in Section 4(c) and (viii) no public announcement of a pending or proposed Fundamental Transaction, Change of Control Transaction or acquisition transaction has occurred that has not been consummated.

            "Event of Default" shall have the meaning set forth in Section 9.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Fundamental Transaction" shall have the meaning set forth in
      Section 5(e)(iii) hereof.

            "Interest Conversion Rate" means the lesser of (i) the Conversion Price and (ii) 80% of the VWAP for the 10 Trading Days immediately prior to the applicable Interest Payment Date.

            "Late Fees" shall have the meaning set forth in the second paragraph to this Note.

            "Mandatory Prepayment Amount" for any Notes shall equal the sum of
      (i) 125% of the principal amount of Notes to be prepaid, plus all accrued and unpaid interest thereon, and (ii) all other amounts, costs, expenses and liquidated damages due in respect of such Notes.

            "Monthly Conversion Price" shall have the meaning set forth in
      Section 6(a) hereof.

            "Monthly Redemption" shall mean the redemption of the Note pursuant to Section 6(a) hereof.

            "Monthly Redemption Amount" shall mean, as to a Monthly Redemption, 1/30th of the original principal amount in the aggregate.

            "Monthly Redemption Date" means the 1st of each month, commencing November 1, 2007 and ending upon the full redemption of this Note.

            "Original Issue Date" shall mean the date of the first issuance of the Notes regardless of the number of transfers of any Note and regardless of the number of instruments which may be issued to evidence such Note.

            "Person" means a corporation, an association, a partnership, organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

            "Prime" shall mean the Prime Rate as reported in the Wall Street Journal on any day.

            "Purchase Agreement" means the Securities Purchase Agreement, dated as of June 25, 2007 to which the Company and the original Holder are parties, as amended, modified or supplemented from time to time in accordance with its terms.

            "Registration Rights Agreement" means the Registration Rights Agreement, dated as of the date of the Purchase Agreement, to which the Company and the original Holder are parties, as amended, modified or supplemented from time to time in accordance with its terms.

            "Registration Statement" means a registration statement meeting the requirements set forth in the Registration Rights Agreement, covering among other things the resale of the Conversion Shares and naming the Holder as a "selling stockholder" thereunder.

            "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

             "Subsidiary" shall have the meaning given to such term in the Purchase Agreement.

            "Trading Day" means a day on which the Common Stock is traded on a Trading Market.

            "Trading Market" means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the Nasdaq SmallCap Market, the American Stock Exchange, the New York Stock Exchange, the Nasdaq National Market, the OTC Bulletin Board, or the Pink Sheets.

            "Transaction Documents" shall have the meaning set forth in the Purchase Agreement.

            "VWAP" means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the primary Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg Financial L.P. (based on a Trading Day from 9:30 a.m. EST to 4:02 p.m. Eastern Time) using the VAP function; (b) if the Common Stock is not then listed or quoted on the Trading Market and if prices for the Common Stock are then reported in the "Pink Sheets" published by the Pink Sheets, LLC (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (c) in all other cases, the fair market value of a share of Common Stock as determined by a nationally recognized-independent appraiser selected in good faith by Holders holding a majority of the principal amount of Notes then outstanding.

      Section 2.  Interest.

a) Payment of Interest in Cash or Kind. The Company shall pay interest to the Holder on the aggregate unconverted and then outstanding principal amount of this Note at the rate of Prime (as adjusted monthly on the first Business Day of each month) plus 2.75% per annum, payable monthly in arrears beginning on August 1, 2007, on each Conversion Date (as to that principal amount then being converted), on the Maturity Date (except that, if any such date is not a Business Day, then such payment shall be due on the next succeeding Business Day) and on each Monthly Redemption Date (as to that principal amount then being redeemed) (each such date, an "Interest Payment Date"), in cash or shares of Common
      Stock at the Interest Conversion Rate, or a combination thereof; provided, however, payment in shares of Common Stock may only occur if during the 5 Trading Days immediately prior to the applicable Interest Payment Date all of the Equity Conditions have been met, the payment in shares of Common Stock (combined with all payments to other Note holders) would not exceed 25% of the aggregate volume for the previous 10 Trading Days and the Company shall have given the Holder notice in accordance with the notice requirements set forth below.

b) Company's Election to Pay Interest in Kind. Subject to the terms and conditions herein, the decision whether to pay interest hereunder in shares of Common Stock or cash shall be at the discretion of the Company. Should the Company elect to pay interest in kind, it shall be paid in registered shares of Common Stock the Interest Conversion Rate. Not less than 5 Trading Days prior to each Interest Payment Date, the Company shall provide the Holder with written notice of its election to pay interest hereunder either in cash or shares of Common Stock (the Company may indicate in such notice that the election contained in such notice shall continue for later periods until revised). Within 5 Trading Days prior to an Interest Payment Date, the Company's election (whether specific to an Interest Payment Date or continuous) shall be irrevocable as to such Interest Payment Date. Subject to the aforementioned conditions, failure to timely provide such written notice shall be deemed an election by the Company to pay the interest on such Interest Payment Date in cash.

c) Interest Calculations. Interest shall be calculated on the basis of a 360-day year and shall accrue daily commencing on the Original Issue Date until payment in full of the principal sum, together with all accrued and unpaid interest and other amounts which may become due hereunder, has been made. Interest shall be compounded monthly. Payment of interest in shares of Common Stock shall otherwise occur pursuant to Section 4(d)(ii) and only for purposes of the payment of interest in shares, the Interest Payment Date shall be deemed the Conversion Date. Interest shall cease to accrue with respect to any principal amount converted, provided that the Company in fact delivers the Conversion Shares within the time period required by Section 4(d)(ii) and if not so delivered, interest will accrue until delivery of the Conversion Shares. Interest hereunder will be paid to the Person in whose name this Note is registered on the records of the Company regarding registration and transfers of Notes (the "Note Register"). Except as otherwise provided herein, if at any time the Company pays interest partially in cash and partially in shares of Common Stock, then such payment shall be distributed ratably among the Holders based upon the principal amount of Notes held by each Holder.

d) Late Fee. All overdue accrued and unpaid interest to be paid hereunder shall entail a late fee at the rate of 18% per annum (or such lower maximum amount of interest permitted to be charged under applicable law) ("Late Fee") which will accrue daily, from the date such interest is due hereunder through and including the date of payment. Notwithstanding anything to the contrary contained herein, if on any Interest Payment Date the Company has elected to pay interest in Common Stock and is not able to pay accrued interest in the form of Common Stock because it does not then satisfy the conditions for payment in the form of Common Stock set forth above, then, the Company shall pay cash.

e) Optional Prepayment. The Company shall have the right to prepay, in cash, all or a portion of the Notes at any time after November 15, 2008, at 115% of the principal amount thereof plus accrued interest to the date of repayment. The Company shall give the Holder at least ten (10) day's prior written notice of its intention to prepay all or a portion of the Note, during which time the Holder shall have the right to convert any portion of the Note into Common Stock.

f) Mandatory Repayment. If the Company (i) shall be a party to any Change of Control Transaction or Fundamental Transaction or (ii) shall agree to sell or dispose any of its assets in one or more transactions
      (whether or not such sale would constitute a Change of Control Transaction), the Company will be required to offer to repay, in cash, the then outstanding aggregate principal amount of the Notes at 115% of the principal amount thereof. The Company shall give the Holder at least ten (10) day's prior written notice of its intention to repay the Note, during which time the Holder shall have the right to convert any portion of the Note into Common Stock.

      Section 3.   Registration of Transfers and Exchanges.

a) Different Denominations. This Note is exchangeable for an equal aggregate principal amount of Notes of different authorized denominations as requested by the Holder surrendering the same. No service charge will be made for such registration of transfer or exchange.

b) Investment Representations. This Note has been issued subject to certain investment representations of the original Holder set forth in the Purchase Agreement and may be transferred or exchanged only in compliance with the Purchase Agreement and applicable federal and state securities laws and regulations.

c) Reliance on Note Register. Prior to due presentment to the Company for transfer of this Note, the Company and any agent of the Company may treat the Person in whose name this Note is duly registered on the Note Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note is overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

      Section 4.    Conversion.

a) Voluntary Conversion. At any time after the Original Issue Date until this Note is no longer outstanding, this Note shall be convertible into shares of Common Stock at the option of the Holder, in whole or in part at any time and from time to time (subject to the limitations on conversion set forth in Section 4(c) hereof), provided, however, that the Holder shall not convert the Note into a number of shares that would exceed 25% of the aggregate volume for the previous 10 Trading Days. The Holder shall effect conversions by delivering to the Company the form of Notice of Conversion attached hereto as Annex A (a "Notice of Conversion"), specifying therein the principal amount of Notes to be converted and the date on which such conversion is to be effected (a "Conversion Date"). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion is provided hereunder. To effect conversions hereunder, the Holder shall not be required to physically surrender Notes to the Company unless the entire principal amount of this Note plus all accrued and unpaid interest thereon has been so converted. Conversions hereunder shall have the effect of lowering the outstanding principal amount of this Note in an amount equal to the applicable conversion. The Holder and the Company shall maintain records showing the principal amount converted and the date of such conversions. The Company shall deliver any objection to any Notice of Conversion within 3 Business Days of receipt of such notice. In the event of any dispute or discrepancy, the records of the Holder shall be controlling and determinative in the absence of manifest error. The Holder and any assignee, by acceptance of this Note, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of a portion of this Note, the unpaid and unconverted principal amount of this Note may be less than the amount stated on the face hereof. However, at the Company's request, the Holder shall surrender the Note to the Company within five (5) Trading Days following such request so that a new Note reflecting the correct principal amount may be issued to Holder.

b) Conversion Price. The conversion price in effect on any Conversion Date (subject to adjustment herein) shall be equal to $0.60 per share.

c) Conversion Limitations; Holder's Restriction on Conversion. The Company shall not effect any conversion of this Note, and the Holder shall not have the right to convert any portion of this Note, pursuant to Section 4(a) or otherwise, to the extent that after giving effect to such conversion, the Holder (together with the Holder's affiliates), as set forth on the applicable Notice of Conversion, would beneficially own in excess of 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to such conversion. For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its affiliates shall include the number of shares of Common Stock issuable upon conversion of this Note with respect to which the determination of such sentence is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) conversion of the remaining, nonconverted portion of this Note beneficially owned by the Holder or any of its affiliates and
      (B) conversion of the nonconverted portion of any other securities of the Company (including, without limitation, any other Notes or the Warrants) subject to a limitation on conversion or Conversion analogous to the limitation contained herein beneficially owned by the Holder or any of its affiliates. Except as set forth in the preceding sentence, for purposes of this Section 4(c), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act. To the extent that the limitation contained in this section applies, the determination of whether this Note is convertible (in relation to other securities owned by the Holder) and of which a portion of this Note is convertible shall be in the sole discretion of such Holder. To ensure compliance with this restriction, the Holder will be deemed to represent to the Company each time it delivers a Notice of Conversion that such Notice of Conversion has not violated the restrictions set forth in this paragraph and the Company shall have no obligation to verify or confirm the accuracy of such determination. For purposes of this Section 4(c), in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Company's most recent Form 10-QSB or Form 10-KSB, as the case may be, (y) a more recent public announcement by the Company or (z) any other notice by the Company or the Company's Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of the Holder, the Company shall within two Trading Days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or Conversion of securities of the Company, including this Note, by the Holder or its affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The provisions of this Section 4(c) may be waived by the Holder upon, at the election of the Holder, not less than 61 days' prior notice to the Company, and the provisions of this Section 4(c) shall continue to apply until such 61st day (or such later date, as determined by the Holder, as may be specified in such notice of waiver).

d)    Mechanics of Conversion

          i. Conversion Shares Issuable Upon Conversion of Principal Amount. The number of shares of Common Stock issuable upon a conversion hereunder shall be determined by the quotient obtained by dividing (x) the outstanding principal amount of this Note to be converted by (y) the Conversion Price.

          ii. Delivery of Certificate Upon Conversion. Not later than five Trading Days after any Conversion Date, the Company will deliver to the Holder at an address in the United States (A) a certificate or certificates representing the Conversion Shares which shall be free of restrictive legends and trading restrictions (other than those required by the Purchase Agreement) representing the number of shares of Common Stock being  acquired upon the  conversion of Notes  (including,  if so
               timely   elected  by  the   Company,   shares  of  Common   Stock
               representing the payment of accrued interest) and (B) a bank check or wire transfer in the amount of accrued and unpaid interest (if the Company is required to pay accrued interest in cash). The Company shall, if available and if allowed under applicable securities laws, use its best efforts to deliver any certificate or certificates required to be delivered by the Company under this Section electronically through the Depository Trust Corporation or another established clearing corporation performing similar functions.

          iii. Failure to Deliver Certificates. If in the case of any Notice of Conversion such certificate or certificates are not delivered to or as directed by the applicable Holder by the fifth Trading Day after a Conversion Date, the Holder shall be entitled by written notice to the Company at any time on or before its receipt of such certificate or certificates thereafter, to rescind such conversion, in which event the Holder shall immediately return the certificates representing the principal amount of Notes tendered for conversion.

          iv. Obligation Absolute; Partial Liquidated Damages. If the Company fails for any reason to deliver to the Holder such certificate or certificates pursuant to Section 4(d)(ii) by the fifth Trading Day after the Conversion Date, the Company shall pay to such Holder, in cash, as liquidated damages and not as a penalty, for each $1000 of principal amount being converted, $5 per Trading Day (increasing to $10 per Trading Day after five Trading Days after such damages begin to accrue) for each Trading Day after such fifth Trading Day until such certificates are delivered. The Company's obligations to issue and deliver the Conversion Shares upon conversion of this Note in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of such Conversion Shares; provided, however, such delivery shall not operate as a waiver by the Company of any such action the Company may have against the Holder. In the event a Holder of this Note shall elect to convert any or all of the outstanding principal amount hereof, the Company may not refuse conversion based on any claim that the Holder or any one associated or affiliated with the Holder of has been engaged in any violation of law, agreement or for any other reason, unless, an injunction from a court, on notice, restraining and or enjoining conversion of all or part of this Note shall have been sought and obtained and the Company posts a surety bond for the benefit of the Holder in the amount of 150% of the principal amount of this Note outstanding, which is subject to the injunction, which bond shall remain in effect until the completion of arbitration/litigation of the dispute and the proceeds of which shall be payable to such Holder to the extent it obtains judgment. In the absence of an injunction precluding the same, the Company shall issue Conversion Shares or, if applicable, cash, upon a properly noticed conversion. Nothing herein shall limit a Holder's right to pursue actual damages or declare an Event of Default pursuant to Section 9 herein for the Company's failure to deliver Conversion Shares within the period specified herein and such Holder shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief. The Conversion of any such rights shall not prohibit the Holders from seeking to enforce damages pursuant to any other Section hereof or under applicable law.

          v. Compensation for Buy-In on Failure to Timely Deliver Certificates Upon Conversion. In addition to any other rights available to the Holder, if the Company fails for any reason to deliver to the Holder such certificate or certificates pursuant to Section 4(d)(ii) by the fifth Trading Day after the Conversion Date, and if after such fifth Trading Day the Holder is required by its brokerage firm to purchase (in an open market transaction or otherwise) Common Stock to deliver in satisfaction of a sale by such Holder of the Conversion Shares which the Holder anticipated receiving upon such conversion (a "Buy-In"), then the Company shall (A) pay in cash to the Holder (in addition to any remedies available to or elected by the Holder) the amount by which (x) the Holder's total purchase price (including brokerage commissions, if any) for the Common Stock so purchased exceeds
               (y) the product of (1) the aggregate number of shares of Common Stock that such Holder anticipated receiving from the conversion at issue multiplied by (2) the actual sale price of the Common

               Stock at the time of the sale (including brokerage commissions, if any) giving rise to such purchase obligation and (B) at the option of the Holder, either reissue Notes in principal amount equal to the principal amount of the attempted conversion or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its delivery requirements under Section 4(d)(ii). For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of Notes with respect to which the actual sale price of the Conversion Shares at the time of the sale (including brokerage commissions, if any) giving rise to such purchase obligation was a total of $10,000 under clause (A) of the immediately preceding sentence, the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In and all supporting brokerage statements. Notwithstanding anything contained herein to the contrary;

          vi. Reservation of Shares Issuable Upon Conversion. The Company covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock solely for the purpose of issuance upon conversion of the Notes and payment of interest on the Note, each as herein provided, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holders, not less than such number of shares of the Common Stock as shall (subject to any additional requirements of the Company as to reservation of such shares set forth in the Purchase Agreement) be issuable (taking into account the adjustments and restrictions of Section 5) upon the conversion of the outstanding principal amount of the Notes and payment of interest hereunder. The Company covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly and validly authorized, issued and fully paid, nonassessable and, if the Registration Statement is then effective under the Securities Act, registered for public sale in accordance with such Registration Statement.

          vii. Fractional Shares. Upon a conversion hereunder the Company shall not be required to issue stock certificates representing fractions of shares of the Common Stock, but may if otherwise permitted, make a cash payment in respect of any final fraction of a share based on the VWAP at such time. If the Company elects not, or is unable, to make such a cash payment, the Holder shall be entitled to receive, in lieu of the final fraction of a share, one whole share of Common Stock.

          viii. Transfer Taxes. The issuance of certificates for shares of the Common Stock on conversion of the Notes shall be made without charge to the Holders thereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificate, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder of such Notes so converted and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

      Section 5.  Certain Adjustments.

a) Stock Dividends and Stock Splits. If the Company, at any time while the Notes are outstanding: (A) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company pursuant to this Note, including as interest thereon), (B) subdivide outstanding shares of Common Stock into a larger number of shares, or (C) combine (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, , then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of Common Stock outstanding after such event, excluding any shares issued to the Holder as a stock dividend. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

b) Subsequent Equity Sales. If the Company, at any time while this Note is outstanding shall offer, sell, grant any option to purchase or offer, sell or grant any right to reprice its securities, or otherwise dispose of or issue (or announce any offer, sale, grant or any option to purchase or other disposition) any Common Stock or Common Stock Equivalents entitling any Person to acquire shares of Common Stock, at an effective price per share less than the then Conversion Price (such lower price, the "Base Share Price" and such issuances collectively, a "Dilutive Issuance"), as adjusted hereunder (if the holder of the Common Stock or Common Stock Equivalents so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, Conversion or exchange prices or otherwise, or due to warrants, options or rights per share which is issued in connection with such issuance, be entitled to receive shares of Common Stock at an effective price per share which is less than the Conversion Price, such issuance shall be deemed to have occurred for less than the Conversion Price), then, the Conversion Price shall be reduced to an amount equal to the product of (A) the Conversion Price in effect immediately prior to such Dilutive Issuance and (B) the quotient determined by dividing
      (1) the sum of (I) the product derived by multiplying the Conversion Price in effect immediately prior to such Dilutive Issuance and the number of shares of Common Stock outstanding immediately prior to such Dilutive Issuance plus (II) the consideration, if any, received by the Company upon such Dilutive Issuance, by (2) the product derived by multiplying (I) the Conversion Price in effect immediately prior to such Dilutive Issuance by (II) the number of shares of Common Stock outstanding immediately after such Dilutive Issuance. Such adjustment shall be made whenever such Common Stock or Common Stock Equivalents are issued. The Company shall notify the Holder in writing, no later than the Trading Day following the issuance of any Common Stock or Common Stock Equivalents subject to this section, indicating therein the applicable issuance price, or of applicable reset price, exchange price, conversion price and other pricing terms (such notice the "Dilutive Issuance Notice"). For purposes of clarification, whether or not the Company provides a Dilutive Issuance Notice pursuant to this
      Section 3(b), upon the occurrence of any Dilutive Issuance, after the date of such Dilutive Issuance the Holder is entitled to receive a number of Conversion Shares based upon the Base Share Price regardless of whether the Holder accurately refers to the Base Share Price in the Notice of Conversion.

c) Pro Rata Distributions. If the Company, at any time while Notes are outstanding, shall distribute to all holders of Common Stock (and not to Holders) evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any security, then in each such case the Conversion Price shall be determined by multiplying such Conversion Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the VWAP determined as of the record date mentioned above, and of which the numerator shall be such VWAP on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of the Common Stock as determined by the Board of Directors in good faith. In either case the adjustments shall be described in a statement provided to the Holders of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

d) Calculations. All calculations under this Section 5 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. The number of shares of Common Stock outstanding at any given time shall not includes shares of Common Stock owned or held by or for the account of the Company, and the description of any such shares of Common Stock shall be considered on issue or sale of Common Stock. For purposes of this Section 5, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

e)          Notice to Holders.

          i. Adjustment to Conversion Price. Whenever the Conversion Price is adjusted pursuant to any of this Section 5, the Company shall promptly mail to each Holder a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. If the Company issues a variable rate security, despite the prohibition thereon in the Purchase Agreement, the Company shall be deemed to have issued Common Stock or Common Stock Equivalents at the lowest possible conversion or Conversion price at which such securities may be converted in the case of a Variable Rate Transaction (as defined in the Purchase Agreement), or the lowest possible adjustment price in the case of an MFN Transaction (as defined in the Purchase Agreement).

          ii. Notice to Allow Conversion by Holder. If (A) the Company shall declare a dividend (or any other distribution) on the Common Stock; (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock; (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company; then, in each case, the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of the Notes, and shall cause to be mailed to the Holders at their last addresses as they shall appear upon the stock books of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. Holders are entitled to convert Notes during the 20-day period commencing the date of such notice to the effective date of the event triggering such notice.

          iii. Fundamental Transaction. If, at any time while this Note is outstanding, (A) the Company effects any merger or consolidation of the Company with or into another Person, (B) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (C) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (D) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a "Fundamental Transaction"), then upon any subsequent conversion of this Note, the Holder shall have the right to receive, for each Conversion Share that would have been issuable upon such conversion absent such Fundamental Transaction, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of one share of Common Stock (the "Alternate Consideration"). For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Note following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new note consistent with the foregoing provisions and evidencing the Holder's right to convert such note into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this paragraph (c) and insuring that this Note (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

          iv. Exempt Issuance. Notwithstanding the foregoing, no adjustment will be made under this Section 5 in respect of an Exempt Issuance.

      Section 6.  Monthly Redemption

a)    Monthly  Redemption.   Beginning  November  1,  2007,  on  each  Monthly
      Redemption Date the Company shall redeem the Holder's Monthly Redemption Amount plus accrued but unpaid interest, the sum of all liquidated damages and any other amounts then owing to such Holder in respect of the Note. The Monthly Redemption Amount due on each Monthly Redemption Date shall be paid in cash; provided, however, as to any Monthly Redemption and upon 10 Trading Days' prior written irrevocable notice, in lieu of a cash redemption payment, the Company may elect to pay 100% of a Monthly Redemption in Conversion Shares based on a conversion price equal to the lesser or (i) the Conversion Price and
      (ii) 80% of the average of the 10 consecutive VWAPs immediately prior to the applicable Monthly Redemption Date (subject to adjustment for any stock dividend, stock split, stock combination or other similar event affecting the Common Stock during such 10 Trading Day period) (the "Monthly Conversion Price"); provided, however, that the Company may not pay the Monthly Redemption Amount in Conversion Shares unless, on the Monthly Redemption Date and during the 20 Trading Day period immediately prior to the Monthly Redemption Date, the Equity Conditions have been satisfied and the payment in shares of Common Stock (combined with all payments to other Note holders) would not exceed 25% of the aggregate volume for the previous 10 Trading Days. The Holder may convert, pursuant to Section 4(a), any principal amount of the Note subject to a Monthly Redemption at any time prior to the date that the Monthly Redemption Amount and all amounts owing thereon are due and paid in full. Any principal amount of Note converted during any 20 day period prior to the date the Monthly Redemption Amount is paid shall be first applied to the principal amount subject to the Monthly Redemption and the Company's cash payment of the Monthly Redemption Amount on such Monthly Redemption Date shall be reduced accordingly, and any remaining principal amount so converted shall be applied against the next monthly Redemption Amount. The Company covenants and agrees that it will honor all Notice of Conversions tendered up until the Note is paid in full. The Company's determination to pay a Monthly Redemption in cash or shares of Common Stock shall be applied ratably to all Holders based on their initial purchases of Notes pursuant to the Purchase Agreement.

b) Redemption Procedure. The payment of cash and/or issuance of Common Stock, as the case may be, pursuant to a Monthly Redemption shall be made on the Monthly Redemption Date. If any portion of the cash payment for a Monthly Redemption shall not be paid by the Company by the respective due date, interest shall accrue thereon at the rate of 18% per annum (or the maximum rate permitted by applicable law, whichever is less) until the payment of the Monthly Redemption Amount, plus all amounts owing thereon is paid in full.

      Section 7. Negative Covenants. So long as any portion of this Note is outstanding, the Company will not and will not permit any of its Subsidiaries to directly or indirectly:

a) enter into, create, incur, assume or suffer to exist any indebtedness or liens of any kind, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom that is senior to, subordinated to or pari passu with, in any respect, the Company's obligations under the Notes;

b) amend its certificate of incorporation, bylaws or charter documents so as to adversely affect any rights of the Holder;

c) repay, repurchase or offer to repay, repurchase, make any payment in respect of or otherwise acquire any of its Common Stock, Preferred Stock, or other equity securities other than as to the Conversion Shares to the extent permitted or required under the Transaction Documents or as otherwise permitted by the Transaction Documents;

d) engage in any transactions with any officer, director, employee or any affiliate of the Company, including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $10,000 other than (i) for payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) for other employee benefits, including stock option agreements under any stock option plan of the Company; or

e) create or acquire any Subsidiary after the date hereof unless (i) such Subsidiary is a wholly-owned Subsidiary of the Company and (ii) such Subsidiary becomes party to the Security Agreement and the Subsidiary Guaranty (either by executing a counterpart thereof or an assumption or joinder agreement in respect thereof) and, to the extent required by the Purchaser, satisfied each condition of this Agreement and the Transaction Documents as if such Subsidiary were a Subsidiary on the Closing Date;

f)    authorize or approve any reverse stock split of the Common Stock; or

g)    enter into any agreement with respect to any of the foregoing.

      Section 8. Affirmative Covenant. The Company agrees that within 75 days of the Closing Date, it shall raise at least $3 million in common equity (i) without any registration rights, (ii) at discount of not greater than 25% to the then current market price and (iii) with warrant coverage not to exceed 50% and an exercise price of such warrants to be at least equal to the then current market price.

      Section 9.  Events of Default.
                  -----------------

a) "Event of Default", wherever used herein, means any one of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

          i. any default in the payment of (A) the principal amount of any Note, or (B) interest (including Late Fees) on, or liquidated damages in respect of, any Note, in each case free of any claim of subordination, as and when the same shall become due and payable (whether on a Conversion Date or the Maturity Date or by acceleration or otherwise) which default, solely in the case of an interest payment or other default under clause (B) above, is not cured, within five Trading Days;

          ii. the Company shall fail to observe or perform any other covenant or agreement contained in this Note or any of the other Transaction Documents (other than a breach by the Company of its obligations to deliver shares of Common Stock to the Holder upon conversion which breach is addressed in clause (xii) below) which failure is not cured, if possible to cure, within the earlier to occur of (A) 5 Trading Days after notice of such default sent by the Holder or by any other Holder and (B) 10 Trading Days after the Company shall become or should have become aware of such failure;

          iii. a default or event of default (subject to any grace or cure period provided for in the applicable agreement, document or instrument) shall occur under (A) any of the Transaction Documents other than the Notes, or (B) any other material agreement, lease, document or instrument to which the Company or any Subsidiary is bound, which default, solely in the case of a default under clause (B) above, is not cured, within 10 Trading Days;

          iv. any representation or warranty made herein, in any other Transaction Document, in any written statement pursuant hereto or thereto, or in any other report, financial statement or certificate made or delivered to the Holder or any other holder of Notes shall be untrue or incorrect in any material respect as of the date when made or deemed made;

          v. (i) the Company or any of its Subsidiaries shall commence, or there shall be commenced against the Company or any such Subsidiary, a case under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or the Company or any Subsidiary commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company or any Subsidiary thereof or (ii) there is commenced against the Company or any Subsidiary thereof any such bankruptcy, insolvency or other proceeding which remains undismissed for a period of 60 days; or (iii) the Company or any Subsidiary thereof is adjudicated by a court of competent jurisdiction insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or
               (iv)  the  Company  or  any   Subsidiary   thereof   suffers  any
               appointment of any custodian or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of 60 days; or (v) the Company or any Subsidiary thereof makes a general assignment for the benefit of creditors; or (vi) the Company shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or (vii) the Company or any Subsidiary thereof shall call a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or (viii) the Company or any Subsidiary thereof shall by any act or failure to act expressly indicate its consent to, approval of or acquiescence in any of the foregoing; or (ix) any corporate or other action is taken by the Company or any Subsidiary thereof for the purpose of effecting any of the foregoing;

          vi. the Company or any Subsidiary shall default in any of its obligations under any mortgage, credit agreement or other facility, indenture agreement, factoring agreement or other instrument under which there may be issued, or by which there may be secured or evidenced any indebtedness for borrowed money or money due under any long term leasing or factoring arrangement of the Company in an amount exceeding $50,000, whether such indebtedness now exists or shall hereafter be created and such default shall result in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable;

          vii. the Common Stock shall not be eligible for quotation on or quoted for trading on a Trading Market and shall not again be eligible for and quoted or listed for trading thereon within five Trading Days;

          viii. the Company shall redeem or repurchase more than a de minimis number of its outstanding shares of Common Stock or other equity securities of the Company (other than redemptions of Conversion Shares and repurchases of shares of Common Stock or other equity securities of departing officers and directors of the Company; provided such repurchases shall not exceed $50,000, in the aggregate, for all officers and directors during the term of this
               Note);

          ix. a Registration Statement shall not have been declared effective by the Commission on or prior to the 210th calendar day after the Closing Date;

          x.   if,   during  the   Effectiveness   Period  (as  defined  in  the
               Registration Rights Agreement), the effectiveness of the Registration Statement lapses for any reason or the Holder shall not be permitted to resell Registrable Securities (as defined in the Registration Rights Agreement) under the Registration Statement, in either case, for more than 10 consecutive Trading Days or 15 non-consecutive Trading Days during any 12 month period; provided, however, that in the event that the Company is negotiating a merger, consolidation, acquisition or sale of all or substantially all of its assets or a similar transaction and in the written opinion of counsel to the Company, the Registration Statement, would be required to be amended to include information concerning such transactions or the parties thereto that is not available or may not be publicly disclosed at the time, the Company shall be permitted an additional 10 consecutive Trading during any 12 month period relating to such an event;

          xi. an Event (as defined in the Registration Rights Agreement) shall not have been cured to the satisfaction of the Holder prior to the expiration of thirty days from the Event Date (as defined in the Registration Rights Agreement) relating thereto (other than an Event resulting from a failure of an Registration Statement to be declared effective by the Commission, which shall be covered by Section 9(a)(ix));

          xii. the Company shall fail for any reason to deliver certificates to a Holder prior to the fifth Trading Day after a Conversion Date pursuant to and in accordance with Section 4(d) or the Company shall provide notice to the Holder, including by way of public announcement, at any time, of its intention not to comply with requests for conversions of any Notes in accordance with the terms hereof; or

          xiii. the Company shall fail for any reason to pay in full the amount of cash due pursuant to a Buy-In within 5 Trading Days after notice therefor is delivered hereunder or shall fail to pay all amounts owed on account of an Event of Default within five days of the date due.

b) Remedies Upon Event of Default. If any Event of Default occurs, the full principal amount of this Note, together with interest and other amounts owing in respect thereof, to the date of acceleration shall become, at the Holder's election, immediately due and payable in cash. The aggregate amount payable upon an Event of Default shall be equal to the Mandatory Prepayment Amount. Commencing 5 days after the occurrence of any Event of Default that results in the eventual acceleration of this Note, the interest rate on this Note shall accrue at the rate of 18% per annum, or such lower maximum amount of interest permitted to be charged under applicable law. All Notes for which the full Mandatory Prepayment Amount hereunder shall have been paid in accordance herewith shall promptly be surrendered to or as directed by the Company. The Holder need not provide and the Company hereby waives any presentment, demand, protest or other notice of any kind, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such declaration may be rescinded and annulled by Holder at any time prior to payment hereunder and the Holder shall have all rights as a Note holder until such time, if any, as the full payment under this Section shall have been received by it. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.

      Section 10. Miscellaneous.

a) Notices. Any and all notices or other communications or deliveries to be provided by the Holders hereunder, including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service, addressed to the Company, at the address set forth above, facsimile number _____________, Attn: Dr. Ricardo Moro, Chief
      Executive Officer, or such other address or facsimile number as the Company may specify for such purposes by notice to the Holders delivered in accordance with this Section. Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile telephone number or address of such Holder appearing on the books of the Company, or if no such facsimile telephone number or address appears, at the principal place of business of the Holder. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 5:30 p.m. (New York City time), (ii) the date after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 5:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) the second Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

b) Absolute Obligation. Except as expressly provided herein, no provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, interest and liquidated damages (if any) on, this Note at the time, place, and rate, and in the coin or currency, herein prescribed. This Note is a direct debt obligation of the Company. This Note ranks pari passu with all other Notes now or hereafter issued under the terms set forth herein.


c) Lost or Mutilated Note. If this Note shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Note, or in lieu of or in substitution for a lost, stolen or destroyed Note, a new Note for the principal amount of this Note so mutilated, lost, stolen or destroyed but only upon receipt of evidence of such loss, theft or destruction of such Note, and of the ownership hereof, and indemnity, if requested, all reasonably satisfactory to the Company.

d) Security Interest. This Note is a direct debt obligation of the Company and, pursuant to the Security Agreement is secured by a first priority perfected security interest in all of the assets of the Company for the benefit of the Holders.

e) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Note shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by any of the Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in the City of New York, Borough of Manhattan (the "New York Courts"). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or such New York Courts are improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Note and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Note or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of this Note, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorney's fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

f) Waiver. Any waiver by the Company or the Holder of a breach of any provision of this Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Note. The failure of the Company or the Holder to insist upon strict adherence to any term of this Note on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Note. Any waiver must be in writing.

g) Severability. If any provision of this Note is invalid, illegal or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates applicable laws governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum permitted rate of interest. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of or interest on this Note as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this indenture, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impeded the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted.

h) Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

i) Headings. The headings contained herein are for convenience only, do not constitute a part of this Note and shall not be deemed to limit or affect any of the provisions hereof.

j) Seniority. This Note is senior in right of payment to any and all other indebtedness of the Company.

                            *********************

      IN WITNESS WHEREOF, the Company has caused this Note to be duly executed by a duly authorized officer as of the date first above indicated.


                             Whispering Oaks International, Inc.



                             ------------------------------------------
                             Name:
                             Title:

                                     ANNEX A

                              NOTICE OF CONVERSION


      The undersigned hereby elects to convert principal under the Senior Secured Convertible Note of Whispering Oaks International, Inc., a Texas corporation (the "Company"), due on June 25, 2010, into shares of common stock, par value $0.01 per share (the "Common Stock"), of the Company according to the conditions hereof, as of the date written below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.

      By the delivery of this Notice of Conversion the undersigned represents and warrants to Whispering Oaks International, Inc. that its ownership of the Common Stock does not exceed the amounts determined in accordance with Section 13(d) of the Exchange Act, specified under Section 4 of this Note.

      The undersigned agrees to comply with the prospectus delivery requirements under the applicable securities laws in connection with any transfer of the aforesaid shares of Common Stock.

Conversion calculations:
                            Date to Effect Conversion:

                            Principal Amount of Notes to be Converted:

                            Payment of Interest in Common Stock __ yes __ no If yes, $_____ of Interest Accrued on
                            Account of Conversion at Issue.

                            Number of shares of Common Stock to be issued:


                            Signature:

                            Name:

                            Address:

                                   Schedule 1

                               CONVERSION SCHEDULE

The Senior Secured Convertible Notes due on June 25, 2010, in the aggregate principal amount of $2,900,000 issued by Whispering Oaks International, Inc., a Texas corporation. This Conversion Schedule reflects conversions made under
Section 4 of the above referenced Note.

                                     Dated:


====================== ================= ============== =====================

                                           Aggregate
                                           Principal
                                            Amount
 Date of Conversion                        Remaining
(or for first entry,                      Subsequent
Original Issue Date)                     to Conversion
                          Amount of      (or original      Company Attest
                          Conversion       Principal
                                            Amount)
---------------------- ----------------- -------------- ---------------------
---------------------- ----------------- -------------- ---------------------



---------------------- ----------------- -------------- ---------------------
---------------------- ----------------- -------------- ---------------------



---------------------- ----------------- -------------- ---------------------
---------------------- ----------------- -------------- ---------------------



---------------------- ----------------- -------------- ---------------------
---------------------- ----------------- -------------- ---------------------



---------------------- ----------------- -------------- ---------------------
---------------------- ----------------- -------------- ---------------------



====================== ================= ============== =====================

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

                          COMMON STOCK PURCHASE WARRANT

               To Purchase 2,800,000 Shares of Common Stock of

                       Whispering Oaks International, Inc.

      THIS COMMON STOCK PURCHASE WARRANT (the "Warrant") certifies that, for value received, CAMOFI Master LDC (the "Holder"), is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date hereof (the "Initial Exercise Date") and on or prior to the close of business on June 25, 2012, the five year anniversary of the Initial Exercise Date (the "Termination Date") but not thereafter, to subscribe for and purchase from Whispering Oaks International, Inc., a Texas corporation (the "Company"), 2,800,000 shares (the "Warrant Shares") of Common Stock, no par value, of the Company (the "Common Stock"). The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b).

Section 1. Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Securities Purchase Agreement (the "Purchase Agreement"), dated June 25, 2007, between the Company and the purchaser signatory thereto.

Section 2.  Exercise.

     a) Exercise of Warrant. Exercise of the purchase rights represented by this Warrant may be made at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company of a duly executed facsimile copy of the Notice of Exercise Form annexed hereto (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of such Holder appearing on the books of the Company); provided, however, within 5 Trading Days of the date said Notice of Exercise is delivered to the Company, the Holder shall have surrendered this Warrant to the Company and the Company shall have received payment of the aggregate Exercise Price of the shares thereby purchased by wire transfer or cashier's check drawn on a United States bank.

     b) Exercise Price. The exercise price of the Common Stock under this Warrant shall be $0.60, subject to adjustment hereunder (the "Exercise Price").

     c) Cashless Exercise. If by the one year anniversary of the Initial Exercise Date there is no effective registration statement covering the resale of the Warrant Shares, this Warrant may also be exercised by means of a "cashless exercise" in which the Holder shall be entitled to receive a certificate for the number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

            (A) = the VWAP on the Trading Day immediately preceding the date of such election;

            (B)  = the Exercise Price of this Warrant, as adjusted; and

            (X) = the number of Warrant Shares issuable upon exercise of this Warrant in accordance with the terms of this Warrant by means of a cash exercise rather than a cashless exercise.

     d) Exercise Limitations; Holder's Restrictions. The Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 2(c) or otherwise, to the extent that after giving effect to such issuance after exercise, the Holder (together with the Holder's affiliates), as set forth on the applicable Notice of Exercise, would beneficially own in excess of 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to such issuance. For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which the determination of such sentence is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Holder or any of its affiliates and (B) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Notes or Warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its affiliates. Except as set forth in the preceding sentence, for purposes of this Section 2(d), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act, it being acknowledged by Holder that the Company is not representing to Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this
Section 2(d) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder) and of which a portion of this Warrant is exercisable shall be in the sole discretion of such Holder, and the submission of a Notice of Exercise shall be deemed to be such Holder's determination of whether this Warrant is exercisable (in relation to other securities owned by such Holder) and of which portion of this Warrant is exercisable, in each case subject to such aggregate percentage limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. For purposes of this Section 2(d), in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Company's most recent

Form 10-QSB or Form 10-KSB, as the case may be, (y) a more recent public announcement by the Company or (z) any other notice by the Company or the Company's Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of the Holder, the Company shall within two Trading Days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The provisions of this Section 2(d) may be waived by the Holder upon, at the election of the Holder, not less than 61 days' prior notice to the Company, and the provisions of this Section 2(d) shall continue to apply until such 61st day (or such later date, as determined by the Holder, as may be specified in such notice of waiver).

     e) Mechanics of Exercise.

          i) Authorization of Warrant Shares. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue). The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed.

          ii) Delivery of Certificates Upon Exercise. Certificates for shares purchased hereunder shall be transmitted by the transfer agent of the Company to the Holder by crediting the account of the Holder's prime broker with the Depository Trust Company through its Deposit Withdrawal Agent Commission ("DWAC") system if the Company is a participant in such system, and otherwise by physical delivery to the address in the United States specified by the Holder in the Notice of Exercise within five Trading Days from the delivery to the Company of the Notice of Exercise Form, surrender of this Warrant and payment of the aggregate Exercise Price as set forth above ("Warrant Share Delivery Date"). A certificate or certificates representing the Warrant shares shall be free of restrictive legends and trading restrictions (other than those required by the Purchase Agreement) This Warrant shall be deemed to have been exercised on the date the Exercise Price is received by the Company. The Warrant Shares shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised by payment to the Company of the Exercise Price and all taxes required to be paid by the Holder, if any, pursuant to Section 2(e)(vii) prior to the issuance of such shares, have been paid.

          iii) Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

          iv) Rescission Rights. If the Company fails to cause its transfer agent to transmit to the Holder a certificate or certificates representing the Warrant Shares pursuant to this Section 2(e)(iv) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.

          v) Compensation for Buy-In on Failure to Timely Deliver Certificates Upon Exercise. In addition to any other rights available to the Holder, if the Company fails to cause its transfer agent to transmit to the Holder a certificate or certificates representing the Warrant Shares pursuant to an exercise within five Trading Days of the Warrant Share Delivery Date, and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a "Buy-In"), then the Company shall (1) pay in cash to the Holder the amount by which (x) the Holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (A) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (B) the price at which the sell order giving rise to such purchase obligation was executed, and (2) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (1) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In, together with applicable confirmations and other evidence reasonably requested by the Company. Nothing herein shall limit a Holder's right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company's failure to timely deliver certificates representing shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

          vi) No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price.

          vii) Charges, Taxes and Expenses. Issuance of certificates for Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder; and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

          viii) Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

            f) Mandatory Exercise. In the event the closing price of the Company's common stock is $1.20 or greater for ten consecutive Trading Days, the Holder, within ten days notice by the Company, will be required to exercise this Warrant, or any new warrant delivered in accordance with
                  Section 2.e.(iii), in full. Upon such exercise, the Company will issue to the Holder a new warrant, in form and substance identical to this Warrant (other than provisions relating to the Exercise Price, the Termination Date and this subsection f). The new warrant will entitle the Holder to purchase one share of the Company's common stock for each two Warrant Shares issued as a result of this provision. The new warrant will be exercisable at a price of $1.20 per share at any time prior to the later of (i) June 25, 2012 and (ii) three years from the date of issuance of the new warrant.

Section 3.  Certain Adjustments.

          a) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (A) pays a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company pursuant to this Warrant), (B) subdivides outstanding shares of Common Stock into a larger number of shares, or (C) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (D) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock

               (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of Common Stock outstanding after such event and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted. Any adjustment made pursuant to this
               Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

          b) Subsequent Equity Sales. If the Company or any Subsidiary thereof, as applicable, at any time while this Warrant is outstanding, shall offer, sell, grant any option to purchase or offer, sell or grant any right to reprice its securities, or otherwise dispose of or issue (or announce any offer, sale, grant or any option to purchase or other disposition) any Common Stock or Common Stock Equivalents entitling any Person to acquire shares of Common Stock, at an effective price per share less than the then Exercise Price (such lower price, the "Base Share Price" and such issuances collectively, a "Dilutive Issuance"), as adjusted hereunder (if the holder of the Common Stock or Common Stock Equivalents so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which is issued in connection with such issuance, be entitled to receive shares of Common Stock at an effective price per share which is less than the Exercise Price, such issuance shall be deemed to have occurred for less than the Exercise Price), then, the Exercise Price shall be reduced to an amount equal to the product of (A) the Exercise Price in effect immediately prior to such Dilutive Issuance and (B) the quotient determined by dividing (1) the sum of (I) the product derived by multiplying the Exercise Price in effect immediately prior to such Dilutive Issuance and the number of shares of Common Stock outstanding immediately prior to such Dilutive Issuance plus (II) the consideration, if any, received by the Company upon such Dilutive Issuance, by (2) the product derived by multiplying (I) the Exercise Price in effect immediately prior to such Dilutive Issuance by (II) the number of shares of Common Stock outstanding immediately after such Dilutive Issuance. In the event of any Dilutive Issuance, the number of Warrant Shares issuable hereunder shall be increased such that the aggregate Exercise Price payable hereunder, after taking into account the decrease in the Exercise Price, shall be equal to the aggregate Exercise Price prior to such adjustment. Such adjustment shall be made whenever such Common Stock or Common Stock Equivalents are issued. Such adjustment shall be made whenever such Common Stock or Common Stock Equivalents are issued. The Company shall notify the Holder in writing, no later than the Trading Day following the issuance of any Common Stock or Common Stock Equivalents subject to this section, indicating therein the applicable issuance price, or of applicable reset price, exchange price, conversion price and other pricing terms (such notice the "Dilutive Issuance Notice"). For purposes of clarification, whether or not the Company provides a Dilutive Issuance Notice pursuant to this Section 3(b), upon the occurrence of any Dilutive Issuance, after the date of such Dilutive Issuance the Holder is entitled to receive a number of Warrant Shares based upon the Base Share Price regardless of whether the Holder accurately refers to the Base Share Price in the Notice of Exercise.

          c) Pro Rata Distributions. If the Company, at any time prior to the Termination Date, shall distribute to all holders of Common Stock (and not to Holders of the Warrants) evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any security other than the Common Stock (which shall be subject to Section 3(b)), then in each such case the Exercise
               Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the VWAP determined as of the record date mentioned above, and of which the numerator shall be such VWAP on such record date less the then per share fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of the Common Stock as determined by the Board of Directors in good faith. In either case the adjustments shall be described in a statement provided to the Holders of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

          d) Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. The number of shares of Common Stock outstanding at any given time shall not includes shares of Common Stock owned or held by or for the account of the Company, and the description of any such shares of Common Stock shall be considered on issue or sale of Common Stock. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

e)                Notice to Holders.

          i. Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to this Section 3, the Company shall promptly mail to each Holder a notice setting forth the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. If the Company issues a variable rate security, despite the prohibition thereon in the Purchase Agreement, the Company shall be deemed to have issued Common Stock or Common Stock Equivalents at the lowest possible conversion or exercise price at which such securities may be converted or exercised in the case of a Variable Rate Transaction (as defined in the Purchase Agreement), or the lowest possible adjustment price in the case of an MFN Transaction (as defined in the Purchase Agreement).

          ii. Notice to Allow Exercise by Holder. If (A) the Company shall declare a dividend (or any other distribution) on the Common Stock; (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock; (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company; then, in each case, the Company shall cause to be mailed to the Holder at its last addresses as it shall appear upon the Warrant Register of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. The Holder is entitled to exercise this Warrant during the 20-day period commencing the date of such notice to the effective date of the event triggering such notice.

     f) Fundamental Transaction. If, at any time while this Warrant is outstanding, (A) the Company effects any merger or consolidation of the Company with or into another Person, (B) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (C) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (D) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a "Fundamental Transaction"), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise absent such Fundamental Transaction, at the option of the Holder, (a) the same kind and amount of securities, cash or property as the Holder would have been entitled to receive upon the occurrence of such Fundamental Transaction if the Holder had been, immediately prior to such Fundamental Transaction, the holder of one share of Common Stock (the
"Alternate Consideration" (b) cash equal to the value of this Warrant as determined in accordance with the Black-Scholes option pricing formula. In the case of any Fundamental Transaction, the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new warrant consistent with the foregoing provisions and evidencing the Holder's right to exercise such warrant into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this paragraph (f) and insuring that this Warrant (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

     g)  Exempt  Issuance.   Notwithstanding  the  foregoing,   no  adjustments,
Alternate  Consideration  nor notices  shall be made,  paid or issued under this
Section 3 in respect of an Exempt Issuance.

     h) Voluntary Adjustment By Company. The Company may at any time during the term of this Warrant reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

      Section 4.  Transfer of Warrant.

     a)   Transferability.   This  Warrant  and  any  rights  hereunder  may  be
transferred, in whole or in part, without the prior written consent of the Company.

     b) New  Warrants.  This  Warrant  may be  divided  or  combined  with other
Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

     c) Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the "Warrant Register"), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

     d) Transfer Restrictions. If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such transfer (i) that the Holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such transfer may be made without registration under the Securities Act and under applicable state securities or blue sky laws, (ii) that the holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company and (iii) that the transferee be an "accredited investor" as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7), or
(a)(8) promulgated under the Securities Act or a qualified institutional buyer as defined in Rule 144A(a) under the Securities Act.

      Section 5.  Miscellaneous.

     a) Title to Warrant. Prior to the Termination Date and subject to compliance with applicable laws and Section 4 of this Warrant, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the Holder in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed. The transferee shall sign an investment letter in form and substance reasonably satisfactory to the Company.

     b) No Rights as Shareholder Until Exercise. This Warrant does not entitle the Holder to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof. Upon the surrender of this Warrant and the payment of the aggregate Exercise Price (or by means of a cashless exercise), the Warrant Shares so purchased shall be and be deemed to be issued to such Holder as the record owner of such shares as of the close of business on the later of the date of such surrender or payment.

     c) Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

     d) Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

     e) Authorized Shares. The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant

Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed.

     Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable
Warrant Shares upon the exercise of this Warrant, and (c) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

     Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

     f) Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be determined in accordance with the provisions of the Purchase Agreement.

     g) Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

     h) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder's rights, powers or remedies, notwithstanding the fact that all rights hereunder terminate on the Termination Date. If the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

     i) Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement.

     j) Limitation of Liability. No provision hereof, in the absence of any affirmative action by Holder to exercise this Warrant or purchase Warrant Shares, and no enumeration herein of the rights or privileges of Holder, shall give rise to any liability of Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

     k) Remedies. Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

     l) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by any such Holder or holder of Warrant Shares.

     m) Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

     n) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

     o) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.



                             ********************

      IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.





                                    Whispering Oaks International, Inc.


                                    By:_________________________________
                                    Name:
                                    Title:

                               NOTICE OF EXERCISE

TO: COMPANY

     (1) The undersigned hereby elects to purchase ________ Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

     (2)___Payment shall take the form of (check applicable box):

                  [  ] in lawful money of the United States; or

                  [ ] the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 2(c), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 2(c).

     (3)___Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

               -------------------------------

Tax ID Number  -------------------------------

The Warrant Shares shall be delivered to the following:

               -------------------------------

               -------------------------------

               -------------------------------

     (4) Accredited Investor. The undersigned is an "accredited investor" as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

[SIGNATURE OF HOLDER]

Name of Investing Entity:

-------------------------------------------------------------------
Signature of Authorized Signatory of Investing Entity:

-------------------------------------------------------------------
Name of Authorized Signatory:

-------------------------------------------------------------------
Title of Authorized Signatory:

-------------------------------------------------------------------
Date:

-------------------------------------------------------------------

                                 ASSIGNMENT FORM

         (To assign the foregoing warrant, execute this form and supply required information.
                 Do not use this form to exercise the warrant.)



     FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to


_______________________________________________ whose address is

---------------------------------------------------------------.





                                          Dated:  ______________, _______


                  Holder's Signature:     _____________________________

                  Holder's Address: _____________________________

                                    -----------------------------



Signature Guaranteed:  ___________________________________________


NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

                          COMMON STOCK PURCHASE WARRANT

                To Purchase 700,000 Shares of Common Stock of

                       Whispering Oaks International, Inc.

      THIS COMMON STOCK PURCHASE WARRANT (the "Warrant") certifies that, for value received, CAMHZN Master LDC (the "Holder"), is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date hereof (the "Initial Exercise Date") and on or prior to the close of business on June 25, 2012, the five year anniversary of the Initial Exercise Date (the "Termination Date") but not thereafter, to subscribe for and purchase from Whispering Oaks International, Inc., a Texas corporation (the "Company"), 700,000 shares (the "Warrant Shares") of Common Stock, no par value, of the Company (the "Common Stock"). The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b).

Section 1. Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Securities Purchase Agreement (the "Purchase Agreement"), dated June 25, 2007, between the Company and the purchaser signatory thereto.

Section 2.  Exercise.

     a) Exercise of Warrant. Exercise of the purchase rights represented by this Warrant may be made at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company of a duly executed facsimile copy of the Notice of Exercise Form annexed hereto (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of such Holder appearing on the books of the Company); provided, however, within 5 Trading Days of the date said Notice of Exercise is delivered to the Company, the Holder shall have surrendered this Warrant to the Company and the Company shall have received payment of the aggregate Exercise Price of the shares thereby purchased by wire transfer or cashier's check drawn on a United States bank.

     b) Exercise Price. The exercise price of the Common Stock under this Warrant shall be $0.60, subject to adjustment hereunder (the
               "Exercise Price").

     c) Cashless Exercise. If by the one year anniversary of the Initial Exercise Date there is no effective registration statement covering the resale of the Warrant Shares, this Warrant may also be exercised by means of a "cashless exercise" in which the Holder shall be entitled to receive a certificate for the number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

            (A) = the VWAP on the Trading Day immediately preceding the date of such election;

            (B)  = the Exercise Price of this Warrant, as adjusted; and

            (X) = the number of Warrant Shares issuable upon exercise of this Warrant in accordance with the terms of this Warrant by means of a cash exercise rather than a cashless exercise.

     d) Exercise Limitations; Holder's Restrictions. The Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 2(c) or otherwise, to the extent that after giving effect to such issuance after exercise, the Holder (together with the Holder's affiliates), as set forth on the applicable Notice of Exercise, would beneficially own in excess of 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to such issuance. For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which the determination of such sentence is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Holder or any of its affiliates and (B) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Notes or Warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its affiliates. Except as set forth in the preceding sentence, for purposes of this Section 2(d), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act, it being acknowledged by Holder that the Company is not representing to Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this
Section 2(d) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder) and of which a portion of this Warrant is exercisable shall be in the sole discretion of such Holder, and the submission of a Notice of Exercise shall be deemed to be such Holder's determination of whether this Warrant is exercisable (in relation to other securities owned by such Holder) and of which portion of this Warrant is exercisable, in each case subject to such aggregate percentage limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. For purposes of this Section 2(d), in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Company's most recent Form 10-QSB or Form 10-KSB, as the case may be, (y) a more recent public announcement by the Company or (z) any other notice by the Company or the Company's Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of the Holder, the Company shall within two Trading Days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The provisions of this Section 2(d) may be waived by the Holder upon, at the election of the Holder, not less than 61 days' prior notice to the Company, and the provisions of this Section 2(d) shall continue to apply until such 61st day (or such later date, as determined by the Holder, as may be specified in such notice of waiver).

     e) Mechanics of Exercise.

          i) Authorization of Warrant Shares. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue). The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed.

          ii) Delivery of Certificates Upon Exercise. Certificates for shares purchased hereunder shall be transmitted by the transfer agent of the Company to the Holder by crediting the account of the Holder's prime broker with the Depository Trust Company through its Deposit Withdrawal Agent Commission ("DWAC") system if the Company is a participant in such system, and otherwise by physical delivery to the address in the United States specified by the Holder in the Notice of Exercise within five Trading Days from the delivery to the Company of the Notice of Exercise Form, surrender of this Warrant and payment of the aggregate Exercise Price as set forth above ("Warrant Share Delivery Date"). A certificate or certificates representing the Warrant shares shall be free of restrictive legends and trading restrictions (other than those required by the Purchase Agreement) This Warrant shall be deemed to have been exercised on the date the Exercise Price is received by the Company. The Warrant Shares shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised by payment to the Company of the Exercise Price and all taxes required to be paid by the Holder, if any, pursuant to Section 2(e)(vii) prior to the issuance of such shares, have been paid.

          iii) Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

          iv) Rescission Rights. If the Company fails to cause its transfer agent to transmit to the Holder a certificate or certificates representing the Warrant Shares pursuant to this Section 2(e)(iv) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.

          v) Compensation for Buy-In on Failure to Timely Deliver Certificates Upon Exercise. In addition to any other rights available to the Holder, if the Company fails to cause its transfer agent to transmit to the Holder a certificate or certificates representing the Warrant Shares pursuant to an exercise within five Trading Days of the Warrant Share Delivery Date, and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a "Buy-In"), then the Company shall (1) pay in cash to the Holder the amount by which (x) the Holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (A) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (B) the price at which the sell order giving rise to such purchase obligation was executed, and (2) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (1) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In, together with applicable confirmations and other evidence reasonably requested by the Company. Nothing herein shall limit a Holder's right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company's failure to timely deliver certificates representing shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

          vi) No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price.

          vii) Charges, Taxes and Expenses. Issuance of certificates for Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder; and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

          viii) Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

            f) Mandatory Exercise. In the event the closing price of the Company's common stock is $1.20 or greater for ten consecutive Trading Days, the Holder, within ten days notice by the Company, will be required to exercise this Warrant, or any new warrant delivered in accordance with
                  Section 2.e.(iii), in full. Upon such exercise, the Company will issue to the Holder a new warrant, in form and substance identical to this Warrant (other than provisions relating to the Exercise Price, the Termination Date and this subsection f). The new warrant will entitle the Holder to purchase one share of the Company's common stock for each two Warrant Shares issued as a result of this provision. The new warrant will be exercisable at a price of $1.20 per share at any time prior to the later of (i) June 25, 2012 and (ii) three years from the date of issuance of the new warrant.

Section 3.  Certain Adjustments.

     a) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (A) pays a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company pursuant to this Warrant), (B) subdivides outstanding shares of Common Stock into a larger number of shares, or (C) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (D) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of Common

Stock outstanding after such event and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

     b) Subsequent Equity Sales. If the Company or any Subsidiary thereof, as applicable, at any time while this Warrant is outstanding, shall offer, sell, grant any option to purchase or offer, sell or grant any right to reprice its securities, or otherwise dispose of or issue (or announce any offer, sale, grant or any option to purchase or other disposition) any Common Stock or Common Stock Equivalents entitling any Person to acquire shares of Common Stock, at an effective price per share less than the then Exercise Price (such lower price, the "Base Share Price" and such issuances collectively, a "Dilutive Issuance"), as adjusted hereunder (if the holder of the Common Stock or Common Stock Equivalents so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which is issued in connection with such issuance, be entitled to receive shares of Common Stock at an effective price per share which is less than the Exercise Price, such issuance shall be deemed to have occurred for less than the Exercise Price), then, the Exercise Price shall be reduced to an amount equal to the product of
(A) the Exercise Price in effect immediately prior to such Dilutive Issuance and
(B) the quotient determined by dividing (1) the sum of (I) the product derived by multiplying the Exercise Price in effect immediately prior to such Dilutive Issuance and the number of shares of Common Stock outstanding immediately prior to such Dilutive Issuance plus (II) the consideration, if any, received by the Company upon such Dilutive Issuance, by (2) the product derived by multiplying
(I) the Exercise Price in effect  immediately prior to such Dilutive Issuance by
(II) the number of shares of Common Stock outstanding immediately after such Dilutive Issuance. In the event of any Dilutive Issuance, the number of Warrant Shares issuable hereunder shall be increased such that the aggregate Exercise Price payable hereunder, after taking into account the decrease in the Exercise Price, shall be equal to the aggregate Exercise Price prior to such adjustment. Such adjustment shall be made whenever such Common Stock or Common Stock Equivalents are issued. Such adjustment shall be made whenever such Common Stock or Common Stock Equivalents are issued. The Company shall notify the Holder in writing, no later than the Trading Day following the issuance of any Common Stock or Common Stock Equivalents subject to this section, indicating therein the applicable issuance price, or of applicable reset price, exchange price, conversion price and other pricing terms (such notice the "Dilutive Issuance Notice"). For purposes of clarification, whether or not the Company provides a Dilutive Issuance Notice pursuant to this Section 3(b), upon the occurrence of any Dilutive Issuance, after the date of such Dilutive Issuance the Holder is entitled to receive a number of Warrant Shares based upon the Base Share Price regardless of whether the Holder accurately refers to the Base Share Price in the Notice of Exercise.

     c) Pro Rata Distributions. If the Company, at any time prior to the Termination Date, shall distribute to all holders of Common Stock (and not to Holders of the Warrants) evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any security other than the Common Stock (which shall be subject to Section 3(b)), then in each such case the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the VWAP determined as of the record date mentioned above, and of which the numerator shall be such VWAP on such record date less the then per share fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of the Common Stock as determined by the Board of Directors in good faith. In either case the adjustments shall be described in a statement provided to the Holders of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

     d) Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. The number of shares of Common Stock outstanding at any given time shall not includes shares of Common Stock owned or held by or for the account of the Company, and the description of any such shares of Common Stock shall be considered on issue or sale of Common Stock. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

     e) Notice to Holders.

          i. Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to this Section 3, the Company shall promptly mail to each Holder a notice setting forth the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. If the Company issues a variable rate security, despite the prohibition thereon in the Purchase Agreement, the Company shall be deemed to have issued Common Stock or Common Stock Equivalents at the lowest possible conversion or exercise price at which such securities may be converted or exercised in the case of a Variable Rate Transaction (as defined in the Purchase Agreement), or the lowest possible adjustment price in the case of an MFN Transaction (as defined in the Purchase Agreement).

          ii. Notice to Allow Exercise by Holder. If (A) the Company shall declare a dividend (or any other distribution) on the Common Stock; (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock; (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company; then, in each case, the Company shall cause to be mailed to the Holder at its last addresses as it shall appear upon the Warrant Register of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. The Holder is entitled to exercise this Warrant during the 20-day period commencing the date of such notice to the effective date of the event triggering such notice.

     f) Fundamental Transaction. If, at any time while this Warrant is outstanding, (A) the Company effects any merger or consolidation of the Company with or into another Person, (B) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (C) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (D) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a "Fundamental Transaction"), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise absent such Fundamental Transaction, at the option of the Holder, (a) the same kind and amount of securities, cash or property as the Holder would have been entitled to receive upon the occurrence of such Fundamental Transaction if the Holder had been, immediately prior to such Fundamental Transaction, the holder of one share of Common Stock (the
"Alternate Consideration" (b) cash equal to the value of this Warrant as determined in accordance with the Black-Scholes option pricing formula. In the case of any Fundamental Transaction, the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new warrant consistent with the foregoing provisions and evidencing the Holder's right to exercise such warrant into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this paragraph (f) and insuring that this Warrant (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

     g)  Exempt  Issuance.   Notwithstanding  the  foregoing,   no  adjustments,
Alternate  Consideration  nor notices  shall be made,  paid or issued under this
Section 3 in respect of an Exempt Issuance.

     h) Voluntary Adjustment By Company. The Company may at any time during the term of this Warrant reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

      Section 4.  Transfer of Warrant.

     a)   Transferability.   This  Warrant  and  any  rights  hereunder  may  be
transferred, in whole or in part, without the prior written consent of the Company.

     b) New  Warrants.  This  Warrant  may be  divided  or  combined  with other
Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

     c) Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the "Warrant Register"), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

     d) Transfer Restrictions. If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such transfer (i) that the Holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such transfer may be made without registration under the Securities

Act and under applicable state securities or blue sky laws, (ii) that the holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company and (iii) that the transferee be an "accredited investor" as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7), or
(a)(8) promulgated under the Securities Act or a qualified institutional buyer as defined in Rule 144A(a) under the Securities Act.

      Section 5.  Miscellaneous.

     a) Title to Warrant. Prior to the Termination Date and subject to compliance with applicable laws and Section 4 of this Warrant, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the Holder in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed. The transferee shall sign an investment letter in form and substance reasonably satisfactory to the Company.

     b) No Rights as Shareholder Until Exercise. This Warrant does not entitle the Holder to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof. Upon the surrender of this Warrant and the payment of the aggregate Exercise Price (or by means of a cashless exercise), the Warrant Shares so purchased shall be and be deemed to be issued to such Holder as the record owner of such shares as of the close of business on the later of the date of such surrender or payment.

     c) Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

     d) Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

     e) Authorized Shares. The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed.

Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable
Warrant Shares upon the exercise of this Warrant, and (c) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

     f) Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be determined in accordance with the provisions of the Purchase Agreement.

     g) Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

     h) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder's rights, powers or remedies, notwithstanding the fact that all rights hereunder terminate on the Termination Date. If the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

     i) Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement.

     j) Limitation of Liability. No provision hereof, in the absence of any affirmative action by Holder to exercise this Warrant or purchase Warrant Shares, and no enumeration herein of the rights or privileges of Holder, shall give rise to any liability of Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

     k) Remedies. Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

     l) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by any such Holder or holder of Warrant Shares.

     m) Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

     n) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

     o) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.



                             ********************



<

      IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.





                                    Whispering Oaks International, Inc.


                                    By:_________________________________
                                    Name:
                                    Title:

                               NOTICE OF EXERCISE

TO: COMPANY

     (1) The undersigned hereby elects to purchase ________ Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

     (2)___Payment shall take the form of (check applicable box):

                  [  ] in lawful money of the United States; or

                  [ ] the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 2(c), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 2(c).

     (3)___Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

               -------------------------------

Tax ID Number  -------------------------------

The Warrant Shares shall be delivered to the following:

               -------------------------------

               -------------------------------

               -------------------------------

     (4) Accredited Investor. The undersigned is an "accredited investor" as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

[SIGNATURE OF HOLDER]

Name of Investing Entity:

-------------------------------------------------------------------
Signature of Authorized Signatory of Investing Entity:

-------------------------------------------------------------------
Name of Authorized Signatory:

-------------------------------------------------------------------
Title of Authorized Signatory:

-------------------------------------------------------------------
Date:

-------------------------------------------------------------------

                                 ASSIGNMENT FORM

         (To assign the foregoing warrant, execute this form and supply required information.
                 Do not use this form to exercise the warrant.)



     FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to


_______________________________________________ whose address is

---------------------------------------------------------------.




                                          Dated:  ______________, _______


                  Holder's Signature:     _____________________________

                  Holder's Address: _____________________________

                                    -----------------------------



Signature Guaranteed:  ___________________________________________


NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

                                                                     EXHIBIT D

                          REGISTRATION RIGHTS AGREEMENT

      This Registration Rights Agreement (this "Agreement") is made and entered into as of June 25, 2007, between Whispering Oaks International, Inc. d/b/a BioCurex, Inc., a Texas corporation (the "Company"), and the purchasers signatory hereto (collectively, the "Purchaser").

               This Agreement is made pursuant to the Securities Purchase Agreement, dated as of the date hereof among the Company and the Purchaser (the "Purchase Agreement").

               The Company and the Purchaser hereby agree as follows:

        1. Definitions

               Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

            "Advice" shall have the meaning set forth in Section 6(d).

            "Effectiveness Date" means, with respect to the initial Registration Statement required to be filed hereunder, the 90th calendar day following the date hereof (150 days if reviewed by the Commission) and, with respect to any additional Registration Statements which may be required pursuant to Section 3(c), the 90th calendar day following the date on which the Company first knows, or reasonably should have known, that such additional Registration Statement is required hereunder; provided, however, in the event the Company is notified by the Commission that one of the above Registration Statements will not be reviewed or is no longer subject to further review and comments, the Effectiveness Date as to such Registration Statement shall be the fifth Trading Day following the date on which the Company is so notified if such date precedes the dates required above.

            "Effectiveness Period" shall have the meaning set forth in Section 2(a).

            "Event" shall have the meaning set forth in Section 2(b).

            "Event Date" shall have the meaning set forth in Section 2(b).

            "Filing Date" means, with respect to the initial Registration Statement required hereunder, the 30th calendar day following the date hereof and, with respect to any additional Registration Statements which may be required pursuant to Section 3(c), the 30th day following the date on which the Company first knows, or reasonably should have known that such additional Registration Statement is required hereunder.

            "Holder" or "Holders" means the holder or holders, as the case may be, from time to time of Registrable Securities.

            "Indemnified Party" shall have the meaning set forth in Section
      5(c).

            "Indemnifying Party" shall have the meaning set forth in Section
      5(c).

            "Losses" shall have the meaning set forth in Section 5(a).

            "Proceeding" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

            "Prospectus" means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

            "Registrable Securities" means means (i) all of the shares of Common Stock issuable upon conversion of the Notes or as interest on the Notes assuming all of the Notes are converted and all permissible interest payments are made in shares of Common Stock and the Notes are held until maturity, (ii) all shares issuable as amortization payments on the Notes assuming all permissible amortization payments are made in shares of Common Stock and the Notes are held until maturity, (iii) all Warrant Shares, (iv) any securities issued or issuable upon any stock split, dividend or other distribution recapitalization or similar event with respect to the foregoing and (v) any additional shares issuable in connection with any anti-dilution provisions in the Notes or the Warrants.

                  "Registration Statement" means the registration statements required to be filed hereunder and any additional registration statements contemplated by Section 3(c), including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

                  "Rule 415" means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

            "Rule 424" means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

        2.  Registration

     (a) The Company shall prepare and file with the Commission a Registration Statement covering the resale of 125% of the Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415 (or such lesser amount in accordance with the Commission's current interpretations and guidance for such offerings). The Registration Statement shall be on Form SB-2 (except if the Company is not then eligible to register for resale the Registrable

Securities on Form SB-2, in which case such registration shall be on another appropriate form in accordance herewith) and shall contain (unless otherwise directed by the Holders) substantially the "Plan of Distribution" attached hereto as Annex A. Subject to the terms of this Agreement, the Company shall use its best efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event prior to the applicable Effectiveness Date, and shall use its best efforts to keep such Registration Statement continuously effective under the Securities Act until all Registrable Securities covered by such Registration Statement have been sold or may be sold without volume restrictions pursuant to Rule 144(k) as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company's transfer agent and the affected Holders (the "Effectiveness Period"). The Company shall immediately notify the Holders via facsimile of the effectiveness of the Registration Statement on the same day that the Company receives notification of the effectiveness from the Commission. Failure to so notify the Holder within 1 Trading Day of such notification shall be deemed an Event under
Section 2(b).

     (b) If: (i) a Registration Statement is not filed on or prior to its Filing Date (if the Company files a Registration Statement without affording the Holders the opportunity to review and comment on the same as required by Section 3(a), the Company shall not be deemed to have satisfied this clause (i)), or
(ii) the Company fails to file with the Commission a request for acceleration in accordance with Rule 461 promulgated under the Securities Act, within five Trading Days of the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that a Registration Statement will not be "reviewed," or not subject to further review; or (iii) prior to its Effectiveness Date, the Company fails to file a pre-effective amendment and otherwise respond in writing to comments made by the Commission in respect of such Registration Statement within 30 calendar days after the receipt of comments by or notice from the Commission that such amendment is required in order for a Registration Statement to be declared effective; or (iv) a Registration Statement filed or required to be filed hereunder is not declared effective by the Commission by its Effectiveness Date; or (v) after the Effectiveness Date, a Registration Statement ceases for any reason to remain continuously effective as to all Registrable Securities for which it is required to be effective, or the Holders are not permitted to utilize the Prospectus therein to resell such Registrable Securities for 10 consecutive calendar days but no more than an aggregate of 15 calendar days during any 12-month period (which need not be consecutive Trading Days) (any such failure or breach being referred to as an "Event", and for purposes of clause (i) or (iv) the date on which such Event occurs, or for purposes of clause (ii) the date on which such five Trading Day period is exceeded, or for purposes of clause (iii) the date which such 30 calendar day period is exceeded, or for purposes of clause (v) the date on which such 10 or 15 calendar day period, as applicable, is exceeded being referred to as "Event Date"), then in addition to any other rights the Holders may have hereunder or under applicable law, on each such Event Date and on each monthly anniversary of each such Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, the Company shall pay to each Holder an amount in cash, as partial liquidated damages and not as a penalty, equal to 1.5% of the outstanding principal of the Notes for any Registrable Securities then held by such Holder for the first 30 days (or part thereof) after the 30th or 90th day (or 150th day if the Registration Statement is reviewed by the Commission), as the case may be, and an additional 1.5% for any subsequent 30-day period (or part thereof), thereafter. If the Company fails to pay any partial liquidated damages pursuant to this Section in full within seven days after the date payable, the Company will pay interest thereon at a rate of 18% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the Holder, accruing daily from the date such partial liquidated damages are due until such amounts, plus all such interest thereon, are paid in full. The partial liquidated damages pursuant to the terms hereof shall apply on a daily pro-rata basis for any portion of a month prior to the cure of an Event. Anything to the contrary notwithstanding, total liquidated damages hereunder shall be capped at 18% of the outstanding principal amount of the Notes.


        3. Registration Procedures

               In connection with the Company's registration obligations hereunder, the Company shall:

     (a) Not less than five Trading Days prior to the filing of each Registration Statement or any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), the Company shall, (i) furnish to each Holder copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of such Holders, and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of counsel to the Holders to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file the Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Holders of a majority of the outstanding balance of the Notes shall reasonably object in good faith, provided that, the Company is notified of such objection in writing no later than 5 Trading Days after the Holders have been so furnished copies of such documents and provided further that the Company will not be subject to the liquidated damages payments referenced in Section 2(b) if such objection is delivered to the Company within such five day period. Each Holder agrees to furnish to the Company a completed Questionnaire in the form attached to this Agreement as Annex B (a "Selling Holder Questionnaire") not less than two Trading Days prior to the Filing Date or by the end of the fourth Trading Day following the date on which such Holder receives draft materials in accordance with this Section.

     (b) (i) Prepare and file with the Commission such amendments, including post-effective amendments, to a Registration Statement and the Prospectus used in connection therewith as may be necessary to keep a Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement (subject to the terms of this Agreement), and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible to any comments received from the Commission with respect to a Registration Statement or any amendment thereto and as promptly as reasonably possible provide the Holders true and complete copies of all correspondence from and to the Commission relating to a Registration Statement; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by a Registration Statement during the applicable period in accordance (subject to the terms of this Agreement) with the intended methods of disposition by the Holders thereof set forth in such Registration Statement as so amended or in such Prospectus as so supplemented.

     (c) If during the Effectiveness Period, the number of Registrable Securities at any time exceeds 90% of the number of shares of Common Stock then registered in a Registration Statement, then the Company shall file as soon as reasonably practicable but in any case prior to the applicable Filing Date, an additional Registration Statement covering the resale by the Holders of not less than 125% of the number of such Registrable Securities.

     (d) Notify the Holders of Registrable Securities to be sold (which notice shall, pursuant to clauses (ii) through (vi) hereof, be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made) as promptly as reasonably possible (and, in the case of (i)(A) below, not less than five Trading Days prior to such filing) and (if requested by any such Person) confirm such notice in writing no later than one Trading Day following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed;
(B) when the Commission notifies the Company whether there will be a "review" of such Registration Statement and whenever the Commission comments in writing on such Registration Statement (the Company shall provide true and complete copies thereof and all written responses thereto to each of the Holders); and (C) with respect to a Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in a Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to a Registration Statement, Prospectus or other documents so that, in the case of a Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and
(vi) the occurrence or existence of any pending corporate development with respect to the Company that the Company believes may be material and that, in the determination of the Company, makes it not in the best interest of the Company to allow continued availability of the Registration Statement or
Prospectus; provided that any and all of such information shall remain confidential to each Holder until such information otherwise becomes public, unless disclosure by a Holder is required by law; provided, further, notwithstanding each Holder's agreement to keep such information confidential, the Holders make no acknowledgement that any such information is material, non-public information.

     (e) Use its best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

     (f) Furnish to each Holder, without charge, at least one conformed copy of each such Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference to the extent requested by such Person, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.

     (g) Promptly deliver to each Holder, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request in connection with resales by the Holder of Registrable Securities. Subject to the terms of this Agreement, the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto, except after the giving on any notice pursuant to Section 3(d).

     (h) Prior to any resale of Registrable Securities by a Holder, use its commercially reasonable efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from the Registration or qualification) of such Registrable Securities for the resale by the Holder under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing, to keep each registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by each Registration Statement; provided, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.

     (i) If requested by the Holders, cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by the Purchase Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may request.

     (j) Upon the occurrence of any event contemplated by this Section 3, as promptly as reasonably possible under the circumstances taking into account the Company's good faith assessment of any adverse consequences to the Company and its stockholders of the premature disclosure of such event, prepare a supplement or amendment, including a post-effective amendment, to a Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither a Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the Holders in accordance with clauses
(ii) through (v) of Section 3(d) above to suspend the use of any Prospectus until the requisite changes to such Prospectus have been made, then the Holders shall suspend use of such Prospectus. The Company will use its best efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable. The Company shall be entitled to exercise its right under this
Section 3(j) to suspend the availability of a Registration Statement and Prospectus, subject to the payment of partial liquidated damages pursuant to
Section 2(b), for a period not to exceed 60 days (which need not be consecutive days) in any 12 month period.

     (k) Comply with all applicable rules and regulations of the Commission.

     (l) The Company may require each selling Holder to furnish to the Company a certified statement as to the number of shares of Common Stock beneficially owned by such Holder and, if required by the Commission, the person thereof that has voting and dispositive control over the Shares. During any periods that the

Company is unable to meet its obligations hereunder with respect to the registration of the Registrable Securities solely because any Holder fails to furnish such information within three Trading Days of the Company's request, any liquidated damages that are accruing at such time as to such Holder only shall be tolled and any Event that may otherwise occur solely because of such delay shall be suspended as to such Holder only, until such information is delivered to the Company.

     4. Registration Expenses. All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to the Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the Trading Market on which the Common Stock is then listed for trading, and (B) in compliance with applicable state securities or Blue Sky laws reasonably agreed to by the Company in writing (including, without limitation, fees and disbursements of counsel for the Company in connection with Blue Sky qualifications or exemptions of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as requested by the Holders), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is reasonably requested by the holders of a majority of the Registrable Securities included in a Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. In no event shall the Company be responsible for any broker or similar commissions or, except to the extent provided for in the Transaction Documents, any legal fees or other costs of the Holders.

        5. Indemnification

     (a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, agents, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Stock), investment advisors and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys' fees) and expenses (collectively, "Losses"), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in a Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (i) such untrue statements or omissions are based solely upon information regarding such

Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and approved by such Holder expressly for use in a Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (it being understood that the Holder has approved Annex A hereto for this purpose) or (ii) in the case of an occurrence of an event of the type specified in Section 3(d)(ii)-(vi), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 6(d). The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding arising from or in connection with the transactions contemplated by this Agreement of which the Company is aware.

     (b) Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, to the extent arising out of or based solely upon: (x) such Holder's failure to comply with the prospectus delivery requirements of the Securities Act or (y) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading (i) to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder to the Company specifically for inclusion in such Registration Statement or such Prospectus or (ii) to the extent that (1) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement (it being understood that the Holder has approved Annex A hereto for this purpose), such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (2) in the case of an occurrence of an event of the type specified in Section 3(d)(ii)-(vi), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 6(d). In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

     (c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the "Indemnifying Party") in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have prejudiced the Indemnifying Party.

     An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall reasonably believe that a material conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of such separate counsel shall be at the expense of the Indemnifying Party, provided, however, that the Indemnifying Party shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstance, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all such Indemnified Parties.). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

     Subject to the terms of this Agreement, all reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten Trading Days of written notice thereof to the
Indemnifying Party; provided, that the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is not entitled to indemnification hereunder, determined based upon the relative faults of the parties.

     (d) Contribution. If a claim for indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party (by reason of public policy or
otherwise),   then  each  Indemnifying  Party,  in  lieu  of  indemnifying  such
Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

     The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount received by such Holder from the sale of the Registrable Securities by reason of such untrue or alleged untrue statement or omission or alleged omission, except in the case of fraud by such Holder.

     The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

        6. Miscellaneous

     (a) Remedies. In the event of a breach by the Company or by a Holder, of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

     (b) No Piggyback on Registrations. Except as set forth on Schedule 6(i), neither the Company nor any of its security holders (other than the Holders in such capacity pursuant hereto) may include securities of the Company in the Registration Statement other than the Registrable Securities. Each Purchaser acknowledges and agrees that the Company may, in its sole discretion, file one registration statement to fulfill its obligations to the Purchaser hereunder. The Company shall not file any other registration statements until the initial Registration Statement required hereunder is declared effective by the Commission, provided that this Section 6(b) shall not prohibit the Company from filing amendments to registration statements already filed.

     (c) Compliance. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement.

     (d) Discontinued Disposition. Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(d), such Holder will forthwith discontinue disposition of such Registrable Securities under a Registration Statement until such Holder's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement, or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The
Company will use its best efforts to ensure that the use of the Prospectus may be resumed as promptly as it practicable. The Company agrees and acknowledges that any periods during which the Holder is required to discontinue the disposition of the Registrable Securities hereunder shall be subject to the provisions of Section 2(b).

     (e) Piggy-Back Registrations. If at any time during the Effectiveness Period there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the stock option or other employee benefit plans, then the Company shall send to each Holder a written notice of such determination and, if within fifteen days after the date of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such holder requests to be registered; provided, that, the Company shall not be required to register any Registrable Securities pursuant to this Section 6(e) that are eligible for resale pursuant to Rule 144(k) promulgated under the Securities Act or that are the subject of a then effective Registration Statement.

     (f) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and each Holder of the then outstanding Registrable Securities. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of all of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

     (g) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Purchase Agreement.

     (h) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign its rights or obligations hereunder without the prior written consent of all of the Holders of the then-outstanding Registrable Securities. Each Holder may assign their respective rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement.

     (i) No Inconsistent Agreements. Neither the Company nor any of its subsidiaries has entered, as of the date hereof, nor shall the Company or any of its subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities, that would have the effect of impairing the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Except as set forth on Schedule 6(i), neither the Company nor any of its subsidiaries has previously entered into any agreement granting any registration rights with respect to any of its securities to any Person that have not been satisfied in full.

     (j) Execution and Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same
Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

     (k) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined with the provisions of the Purchase Agreement.

     (l) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

     (m) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

     (n) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     (o) Independent Nature of Holders' Obligations and Rights. The obligations of each Holder hereunder are several and not joint with the obligations of any other Holder hereunder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Holder pursuant hereto or thereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holders are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Holder shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose.

                             ********************

               IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

WHISPERING OAKS INTERNATIONAL, INC.


------------------------------------------
Name:
Title:










                       [SIGNATURE PAGE OF HOLDERS FOLLOWS]

                 [SIGNATURE PAGE OF HOLDERS TO BIOCUREX RRA]

Name of Investing Entity: __________________________
Signature of Authorized Signatory of Investing Entity: _______________________ Name of Authorized Signatory: _________________________
Title of Authorized Signatory: __________________________



                             [SIGNATURE PAGES CONTINUE]

                              Plan of Distribution

      Each Selling Stockholder (the "Selling Stockholders") of the common stock ("Common Stock") of Whispering Oaks International, Inc. d/b/a BioCurex, Inc., a Texas corporation (the "Company") and any of their pledgees, assignees and successors-in-interest may, from time to time, sell any or all of their shares of Common Stock on the Trading Market or any other stock exchange, market or trading facility on which the shares are traded or in private transactions. These sales may be at fixed or negotiated prices. A Selling Stockholder may use any one or more of the following methods when selling shares:

          o ordinary brokerage transactions and transactions in which the broker-dealer solicits Purchaser;

          o block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

          o purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

          o an exchange distribution in accordance with the rules of the applicable exchange;

          o    privately negotiated transactions;

          o settlement of short sales entered into after the date of this prospectus;

          o broker-dealers may agree with the Selling Stockholders to sell a specified number of such shares at a stipulated price per share;

          o    a combination of any such methods of sale;

          o through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise; or

          o    any other method permitted pursuant to applicable law.

      The Selling Stockholders may also sell shares under Rule 144 under the Securities Act of 1933, as amended (the "Securities Act"), if available, rather than under this prospectus.

      Broker-dealers engaged by the Selling Stockholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the Selling Stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated. Each Selling Stockholder does not expect these commissions and discounts relating to its sales of shares to exceed what is customary in the types of transactions involved.

     In connection with the sale of our common stock or interests therein, the Selling Stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging the positions they assume. The Selling Stockholders may also sell shares of our common stock short and deliver these securities to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities. The Selling Stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

      The Selling Stockholders and any broker-dealers or agents that are involved in selling the shares may be deemed to be "underwriters" within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. Each Selling Stockholder has informed the Company that it does not have any agreement or understanding, directly or indirectly, with any person to distribute the Common Stock.

      The Company is required to pay certain fees and expenses incurred by the Company incident to the registration of the shares. The Company has agreed to indemnify the Selling Stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

      Because Selling Stockholders may be deemed to be "underwriters" within the meaning of the Securities Act, they will be subject to the prospectus delivery requirements of the Securities Act. In addition, any securities covered by this prospectus which qualify for sale pursuant to Rule 144 under the Securities Act may be sold under Rule 144 rather than under this prospectus. Each Selling Stockholder has advised us that they have not entered into any agreements, understandings or arrangements with any underwriter or broker-dealer regarding the sale of the resale shares. There is no underwriter or coordinating broker acting in connection with the proposed sale of the resale shares by the Selling Stockholders.

      We agreed to keep this prospectus effective until the earlier of (i) the date on which the shares may be resold by the Selling Stockholders without registration and without regard to any volume limitations by reason of Rule 144(e) under the Securities Act or any other rule of similar effect or (ii) all of the shares have been sold pursuant to the prospectus or Rule 144 under the Securities Act or any other rule of similar effect. The resale shares will be sold only through registered or licensed brokers or dealers if required under applicable state securities laws. In addition, in certain states, the resale shares may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

      Under applicable rules and regulations under the Exchange Act, any person engaged in the distribution of the resale shares may not simultaneously engage in market making activities with respect to our common stock for a period of two business days prior to the commencement of the distribution. In addition, the Selling Stockholders will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including Regulation M, which may limit the timing of purchases and sales of shares of our common stock by the Selling Stockholders or any other person. We will make copies of this prospectus available to the Selling Stockholders and have informed them of the need to deliver a copy of this prospectus to each purchaser at or prior to the time of the sale.

                                                                      Annex B

                       Whispering Oaks International, Inc.

               Selling Securityholder Notice and Questionnaire

      The undersigned beneficial owner of common stock, no par value (the "Common Stock"), of Whispering Oaks International, Inc., a Texas corporation (the "Company"), (the "Registrable Securities") understands that the Company has filed or intends to file with the Securities and Exchange Commission (the "Commission") a registration statement on Form SB-2 (the "Registration Statement") for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the "Securities Act"), of the Registrable Securities, in accordance with the terms of the Amended and Restated Registration Rights Agreement, dated as of June 25, 2007 (the "Registration Rights Agreement"), among the Company and the Purchaser named therein. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

      Certain legal consequences arise from being named as a selling securityholder in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Registration Statement and the related prospectus.

                                     NOTICE

      The undersigned beneficial owner (the "Selling Securityholder") of Registrable Securities hereby elects to include the Registrable Securities owned by it and listed below in Item 3 (unless otherwise specified under such Item 3) in the Registration Statement.

      The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:



                                  QUESTIONNAIRE

1.    Name.

      (a)   Full Legal Name of Selling Securityholder


            --------------------------------------------------------------------
            --------------------------------------------------------------------


      (b) Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities Listed in Item 3 below are held:


            --------------------------------------------------------------------
            --------------------------------------------------------------------

      (c) Full Legal Name of Natural Control Person (which means a natural person who directly you indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire):


            --------------------------------------------------------------------
            --------------------------------------------------------------------



2. Address for Notices to Selling Securityholder:

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

Telephone:
          --------------------------------------------------------------------
Fax:
Contact Person:________________________________________________________

3. Beneficial Ownership of Registrable Securities:

      (a) Type and Principal Amount of Registrable Securities beneficially owned:

            -------------------------------------------------------------------

            -------------------------------------------------------------------

            -------------------------------------------------------------------

4.  Broker-Dealer Status:

      (a) Are you a broker-dealer?

                                     Yes ___  No ___

      Note: If yes, the Commission's staff has indicated that you should be identified as an underwriter in the Registration Statement.

      (b) Are you an affiliate of a broker-dealer?

                                     Yes ___  No ___

      (c) If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

                                     Yes ___  No ___

      Note: If no, the Commission's staff has indicated that you should be identified as an underwriter in the Registration Statement.

5. Beneficial Ownership of Other Securities of the Company Owned by the Selling Securityholder.

      Except as set forth below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item 3.

      (a) Type and Amount of Other Securities beneficially owned by the Selling Securityholder:

            -------------------------------------------------------------------

            -------------------------------------------------------------------

6.  Relationships with the Company:

      Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

      State any exceptions here:

      -------------------------------------------------------------------------

      -------------------------------------------------------------------------

      The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective.

      By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 6 and the inclusion of such information in the Registration Statement and the related prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.

      IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:                              Beneficial Owner:
       -----------------------                        -----------------------

                                    By: ______________________________
                                                                             -
                                      Name:
                                       Title:

PLEASE FAX A COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO:

                                                                     EXHIBIT E


                               SECURITY AGREEMENT

            SECURITY AGREEMENT, dated as of June 25, 2010 (this "Agreement"), among Whispering Oaks International, Inc. d/b/a BioCurex Inc., a Texas corporation (the "Company" or "Debtor") and CAMOFI Master LDC as Agent for the holder or holders of the Company's Senior Secured Notes due June 25, 2010 in the original aggregate principal amount of $3,000,000 (the "Notes"), signatory hereto, their endorsees, transferees and assigns (collectively referred to as, the "Secured Parties").

                              W I T N E S S E T H:

            WHEREAS, pursuant to the Notes, the Secured Parties have severally agreed to extend the loans to the Company evidenced by the Notes; and

            WHEREAS, in order to induce the Secured Parties to extend the loans evidenced by the Notes, the Debtor has agreed to execute and deliver to the Secured Parties this Agreement and to grant the Secured Parties, pari passu with each other Secured Party, a perfected security interest (to the extent such perfection can be obtained by filing a UCC-1 Financing Statement with the appropriate Secretary of State (or equivalent) of one of the fifty States of the United States) in all of the property of such Debtor to secure the prompt payment, performance and discharge in full of all of the Company's obligations under the Notes.

            NOW, THEREFORE, in consideration of the agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

            1. Certain Definitions. As used in this Agreement, the following terms shall have the meanings set forth in this Section 1. Terms used but not otherwise defined in this Agreement that are defined in Article 9 of the UCC (such as "account", "chattel paper", "commercial tort claim", "deposit account", "document", "equipment", "fixtures", "general intangibles", "goods", "instruments", "inventory", "investment property", "letter-of-credit rights", "proceeds" and "supporting obligations") shall have the respective meanings given such terms in Article 9 of the UCC.

            (a) "Collateral" means the collateral in which the Secured Parties are granted a security interest by this Agreement and which shall include the following personal property of the Debtors, whether presently owned or existing or hereafter acquired or coming into existence, wherever situated, and all additions and accessions thereto and all substitutions and replacements thereof, and all proceeds, products and accounts thereof, including, without limitation, all proceeds from the sale or transfer of the Collateral and of insurance covering the same and of any tort claims in connection therewith, and all dividends, interest, cash, notes, securities, equity interest or other property at any time and from time to time acquired, receivable or otherwise distributed in respect of, or in exchange for, any or all of the Pledged Securities (as defined below):

                  (i) All goods, including, without limitations, (A) all
            machinery, equipment, computers, motor vehicles, trucks, tanks, boats, ships, appliances, furniture, special and general tools, fixtures, test and quality control devices and other equipment of every kind and nature and wherever situated, together with all documents of title and documents representing the same, all additions and accessions thereto, replacements therefor, all parts therefor, and all substitutes for any of the foregoing and all other items used and useful in connection with any Debtor's businesses and all improvements thereto; and (B) all inventory;

                  (ii) All contract rights and other general intangibles,
            including, without limitation, all partnership interests, membership interests, stock or other securities, rights under any of the Organizational Documents, agreements related to the Pledged Securities, licenses, distribution and other agreements, computer software (whether "off-the-shelf", licensed from any third party or developed by any Debtor), computer software development rights, leases, franchises, customer lists, quality control procedures, grants and rights, goodwill, trademarks, service marks, trade styles, trade names, patents, patent applications, copyrights, Intellectual Property, and income tax refunds;

                  (iii) All accounts, together with all instruments, all
            documents of title representing any of the foregoing, all rights in any merchandising, goods, equipment, motor vehicles and trucks which any of the same may represent, and all right, title, security and guaranties with respect to each account, including any right of stoppage in transit;

                  (iv) All documents, letter-of-credit rights, instruments and chattel paper;

                  (v) All commercial tort claims;

                  (vi) All deposit accounts and all cash (whether or not
            deposited in such deposit accounts);

                  (vii) All investment property;

                  (viii) All supporting obligations; and

                  (ix) All files, records, books of account, business papers, and computer programs; and

                  (x) the products and proceeds of all of the foregoing
            Collateral set forth in clauses (i)-(ix) above.

                  Without limiting the generality of the foregoing, the
            "Collateral" shall include all investment property and general intangibles respecting ownership and/or other equity interests in each Guarantor, including, without limitation, the shares of capital stock and the other equity interests listed on Schedule H hereto (as the same may be modified from time to time pursuant to the terms hereof), and any other shares of capital stock and/or other equity interests of any other direct or indirect subsidiary of any Debtor obtained in the future, and, in each case, all certificates representing such shares and/or equity interests and, in each case, all rights, options, warrants, stock, other securities and/or equity interests that may hereafter be received, receivable or distributed in respect of, or exchanged for, any of the foregoing (all of the foregoing being referred to herein as the "Pledged Securities") and all rights arising under or in connection with the Pledged Securities, including, but not limited to, all dividends, interest and cash. Notwithstanding the foregoing, the Company shall be permitted to sell all or a portion of its Philippines subsidiary, in which case the shares of such subsidiary shall not be included as Collateral hereunder.

                  Notwithstanding the foregoing, nothing herein shall be deemed to constitute an assignment of any asset which, in the event of an assignment, becomes void by operation of applicable law or the assignment of which is otherwise prohibited by applicable law (in each case to the extent that such applicable law is not overridden by Sections 9-406, 9-407 and/or 9-408 of the UCC or other similar applicable law); provided, however, that to the extent permitted by applicable law, this Agreement shall create a valid security interest in such asset and, to the extent permitted by applicable law, this Agreement shall create a valid security interest in the proceeds of such asset.

            (b) "Intellectual Property" means the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including, without limitation, (i) all copyrights arising under the laws of the United States, any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished, all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, all registrations, recordings and applications in the United States Copyright Office, (ii) all letters patent of the United States, any other country or any political subdivision thereof, all reissues and extensions thereof, and all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof, (iii) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade dress, service marks, logos, domain names and other source or business identifiers, and all goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, and all common law rights related thereto, (iv) all trade secrets arising under the laws of the United States, any other country or any political subdivision thereof, (v) all rights to obtain any reissues, renewals or extensions of the foregoing, (vi) all licenses for any of the foregoing, and (vii) all causes of action for infringement of the foregoing.

            (c) "Majority in Interest" shall mean, at any time of determination, the majority in interest (based on then-outstanding principal amounts of Notes at the time of such determination) of the Secured Parties.

            (d) "Necessary Endorsement" shall mean undated stock powers endorsed in blank or other proper instruments of assignment duly executed and such other instruments or documents as the Secured Parties may reasonably request.

            (e) "Obligations" means all of the Debtor's obligations under this Agreement, the Notes and any other instruments, agreements or other documents executed and/or delivered in connection herewith or therewith, in each case, whether now or hereafter existing, voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from any of the Secured Parties as a preference, fraudulent transfer or otherwise as such obligations may be amended, supplemented, converted, extended or modified from time to time. Without limiting the generality of the foregoing, the term "Obligations" shall include, without limitation: (i) principal of, and interest on the Notes and the loans extended pursuant thereto; (ii) any and all other fees, indemnities, costs, obligations and liabilities of the Debtors from time to time under or in connection with this Agreement, the Notes and any other instruments, agreements or other documents executed and/or delivered in connection herewith or therewith; and (iii) all amounts (including but not limited to post-petition interest) in respect of the foregoing that would be payable but for the fact that the obligations to pay such amounts are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving any Debtor.

            (f) "Organizational Documents" means with respect to any Debtor, the documents by which such Debtor was organized (such as a certificate of incorporation, certificate of limited partnership or articles of organization, and including, without limitation, any certificates of designation for preferred stock or other forms of preferred equity) and which relate to the internal governance of such Debtor (such as bylaws, a partnership agreement or an operating, limited liability or members agreement).

             (g) "UCC" means the Uniform Commercial Code of the State of New York and or any other applicable law of any state or states which has jurisdiction with respect to all, or any portion of, the Collateral or this Agreement, from time to time. It is the intent of the parties that defined terms in the UCC should be construed in their broadest sense so that the term "Collateral" will be construed in its broadest sense. Accordingly if there are, from time to time, changes to defined terms in the UCC that broaden the definitions, they are incorporated herein and if existing definitions in the UCC are broader than the amended definitions, the existing ones shall be controlling.

      2. Grant of Perfected Security Interest. As an inducement for the Secured Parties to extend the loans as evidenced by the Notes and to secure the complete and timely payment, performance and discharge in full, as the case may be, of all of the Obligations, each Debtor hereby unconditionally and irrevocably pledges, grants and hypothecates to the Secured Parties a continuing and perfected (to the extent that perfection can be obtained by filing a UCC-1 Financing Statement with the Texas Secretary of State) security interest in and to, a lien upon and a right of set-off against all of their respective right, title and interest of whatsoever kind and nature in and to, the Collateral (the "Security Interest").

      3. Delivery of Certain Collateral. Contemporaneously or prior to the execution of this Agreement, each Debtor shall deliver or cause to be delivered to the Secured Parties (a) any and all certificates and other instruments representing or evidencing the Pledged Securities, and (b) any and all certificates and other instruments or documents representing any of the other Collateral, in each case, together with all Necessary Endorsements. The Debtors are, contemporaneously with the execution hereof, delivering to the Secured Parties, or have previously delivered to the Secured Parties, a true and correct copy of each Organizational Document governing any of the Pledged Securities.

            4. Representations, Warranties, Covenants and Agreements of the Debtors. Each Debtor represents and warrants to, and covenants and agrees with, the Secured Parties as follows:

            (a) Each Debtor has the requisite corporate, partnership, limited liability company or other power and authority to enter into this Agreement and otherwise to carry out its obligations hereunder. The execution, delivery and performance by each Debtor of this Agreement and the filings contemplated therein have been duly authorized by all necessary action on the part of such Debtor and no further action is required by such Debtor. This Agreement has been duly executed by each Debtor. This Agreement constitutes the legal, valid and binding obligation of each Debtor, enforceable against each Debtor in accordance with its terms except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization and similar laws of general application relating to or affecting the rights and remedies of creditors and by general principles of equity.

             (b) The Debtors have no place of business or offices where their respective books of account and records are kept (other than temporarily at the offices of its attorneys or accountants) or places where Collateral is stored or located, except as set forth on Schedule A attached hereto. Except as specifically set forth on Schedule A, each Debtor is the record owner of the real property where such Collateral is located, and there exist no mortgages or other liens on any such real property. Except as disclosed on Schedule A, none of such Collateral is in the possession of any consignee, bailee, warehouseman, agent or processor.

            (c) Except as set forth on Schedule B attached hereto, the Debtors are the sole owner of the Collateral (except for non-exclusive licenses granted by any Debtor in the ordinary course of business), free and clear of any liens, security interests, encumbrances, rights or claims, and are fully authorized to grant the Security Interest. There is not on file in any governmental or regulatory authority, agency or recording office an effective financing statement, security agreement, license or transfer or any notice of any of the foregoing (other than those that will be filed in favor of the Secured Parties pursuant to this Agreement) covering or affecting any of the Collateral. So long as this Agreement shall be in effect, the Debtors shall not execute and shall not knowingly permit to be on file in any such office or agency any such financing statement or other document or instrument (except to the extent filed or recorded in favor of the Secured Parties pursuant to the terms of this Agreement).

            (d) No written claim has been received that any Collateral or Debtor's use of any Collateral violates the rights of any third party. There has been no adverse decision to any Debtor's claim of ownership rights in or exclusive rights to use the Collateral in any jurisdiction or to any Debtor's right to keep and maintain such Collateral in full force and effect, and there is no proceeding involving said rights pending or, to the best knowledge of any Debtor, threatened before any court, judicial body, administrative or regulatory agency, arbitrator or other governmental authority.

            (e) Each Debtor shall at all times maintain its books of account and records relating to the Collateral at its principal place of business and its Collateral at the locations set forth on Schedule A attached hereto and may not relocate such books of account and records or tangible Collateral (other than the Company's demonstration trailer) unless it delivers to the Secured Parties at least 30 days prior to such relocation
      (i) written notice of such relocation and the new location thereof (which must be within the United States) and (ii) evidence that appropriate financing statements under the UCC and other necessary documents have been filed and recorded and other steps have been taken to perfect the Security Interest to create in favor of the Secured Parties a valid, perfected (to the extent such perfection can be obtained by filing a UCC-1 Financing Statement with the appropriate Secretary of State (or equivalent) of one of the fifty States of the United States) and continuing perfected first priority lien in the Collateral.

            (f) This Agreement creates in favor of the Secured Parties a valid, security interest in the Collateral, securing the payment and performance of the Obligations. Upon making the filings described in the immediately following paragraph, all security interests created hereunder in any Collateral which may be perfected by filing Uniform Commercial Code financing statements shall have been duly perfected. Except for the filing of the Uniform Commercial Code financing statements referred to in the immediately following paragraph, the recordation of the Intellectual Property Security Agreement (as defined below) with respect to copyrights and copyright applications in the United States Copyright Office referred to in paragraph (p), the execution and delivery of deposit account control agreements satisfying the requirements of Section 9-104(a)(2) of the UCC with respect to each deposit account of the Debtors, and the delivery of the certificates and other instruments provided in Section 3, no action is necessary to create, perfect or protect the security interests created hereunder. Without limiting the generality of the foregoing, except for the filing of said financing statements, the recordation of said Intellectual Property Security Agreement, and the execution and delivery of said deposit account control agreements, no consent of any third parties and no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for (i) the execution, delivery and performance of this Agreement, (ii) the creation or perfection of the Security Interests created hereunder in the Collateral or (iii) the enforcement of the rights of the Secured Parties hereunder.

             (g) Each Debtor hereby authorizes the Secured Parties, or any of them, to file one or more financing statements under the UCC, with respect to the Security Interest with the proper filing and recording agencies in any jurisdiction deemed proper by them.

             (h) The execution, delivery and performance of this Agreement by the Debtors does not (i) violate any of the provisions of any Organizational Documents of any Debtor or any judgment, decree, order or award of any court, governmental body or arbitrator or any applicable law, rule or regulation applicable to any Debtor or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing any Debtor's debt or otherwise) or other understanding to which any Debtor is a party or by which any property or asset of any Debtor is bound or affected. No consent (including, without limitation, from stockholders or creditors of any Debtor) is required for any Debtor to enter into and perform its obligations hereunder.

             (i) The capital stock and other equity interests listed on Schedule H hereto represent all of the capital stock and other equity interests of the Guarantors, and represent all capital stock and other equity interests owned, directly or indirectly, by the Company. All of the Pledged Securities are validly issued, fully paid and nonassessable, and the Company is the legal and beneficial owner of the Pledged Securities, free and clear of any lien, security interest or other encumbrance except for the security interests created by this Agreement.

            (j) The ownership and other equity interests in partnerships and limited liability companies (if any) included in the Collateral (the "Pledged Interests") by their express terms do not provide that they are securities governed by Article 8 of the UCC and are not held in a securities account or by any financial intermediary.

            (k) Each Debtor shall at all times maintain the liens and Security Interest provided for hereunder as valid and perfected (to the extent such perfection can be obtained by filing a UCC-1 Financing Statement with the appropriate Secretary of State (or equivalent) of one of the fifty States of the United States) first priority liens and security interests in the Collateral in favor of the Secured Parties until this Agreement and the Security Interest hereunder shall be terminated pursuant to Section 11 hereof. Each Debtor hereby agrees to defend the same against the claims of any and all persons and entities. Each Debtor shall safeguard and protect all Collateral for the account of the Secured Parties. At the request of the Secured Parties, each Debtor will sign and deliver to the Secured Parties at any time or from time to time one or more financing statements pursuant to the UCC in form reasonably satisfactory to the Secured Parties and will pay the cost of filing the same in all public offices wherever filing is, or is deemed by the Secured Parties to be, necessary or desirable to effect the rights and obligations provided for herein. Without limiting the generality of the foregoing, each Debtor shall pay all fees, taxes and other amounts necessary to maintain the Collateral and the Security Interest hereunder, and each Debtor shall obtain and furnish to the Secured Parties from time to time, upon demand, such releases and/or subordinations of claims and liens which may be required to maintain the priority of the Security Interest hereunder.

            (l) No Debtor will transfer, pledge, hypothecate, encumber, license, sell or otherwise dispose of any of the Collateral without the prior written consent of a Majority in Interest.

            (m) Each Debtor shall keep and preserve its equipment, inventory and other tangible Collateral in good condition, repair and order and shall not operate or locate any such Collateral (or cause to be operated or located) in any area excluded from insurance coverage.

            (n) Each Debtor shall maintain with financially sound and reputable insurers, insurance with respect to the Collateral against loss or damage of the kinds and in the amounts customarily insured against by entities of established reputation having similar properties similarly situated and in such amounts as are customarily carried under similar circumstances by other such entities and otherwise as is prudent for entities engaged in similar businesses but in any event sufficient to cover the full replacement cost thereof. Each Debtor shall cause each insurance policy issued in connection herewith to provide, and the insurer issuing such policy to certify to the Secured Parties that (a) the Secured Parties will be named as lender loss payee and additional insured under each such insurance policy; (b) if such insurance be proposed to be cancelled or materially changed for any reason whatsoever, such insurer will promptly notify the Secured Parties and such cancellation or change shall not be effective as to the Secured Parties for at least thirty (30) days after receipt by the Secured Parties of such notice, unless the effect of such change is to extend or increase coverage under the policy; and (c) the Secured Parties will have the right (but no obligation) at its election to remedy any default in the payment of premiums within thirty (30) days of notice from the insurer of such default. If no Event of Default (as defined in the Note) exists and if the proceeds arising out of any claim or series of related claims do not exceed $50,000, loss payments in each instance will be applied by the applicable Debtor to the repair and/or replacement of property with respect to which the loss was incurred to the extent reasonably feasible, and any loss payments or the balance thereof remaining, to the extent not so applied, shall be payable to the applicable Debtor, provided, however, that payments received by any Debtor after an Event of Default occurs and is continuing or in excess of $50,000 for any occurrence or series of related occurrences shall be paid to the Secured Parties and, if received by such Debtor, shall be held in trust for and immediately paid over to the Secured Parties unless otherwise directed in writing by the Secured Parties. Copies of such policies or the related certificates, in each case, naming the Secured Parties as lender loss payee and additional insured shall be delivered to the Secured Parties at least annually and at the time any new policy of insurance is issued.

            (o) Each Debtor shall, within ten (10) days of obtaining knowledge thereof, advise the Secured Parties promptly, in sufficient detail, of any substantial change in the Collateral, and of the occurrence of any event which would have a material adverse effect on the value of the Collateral or on the Secured Parties' security interest therein.

             (p) Each Debtor shall promptly execute and deliver to the Secured Parties such further deeds, mortgages, assignments, security agreements, financing statements or other instruments, documents, certificates and assurances and take such further action as the Secured Parties may from time to time request and may in its sole discretion deem necessary to perfect, protect or enforce its security interest in the Collateral including, without limitation, if applicable, the execution and delivery of a separate security agreement with respect to each Debtor's Intellectual Property ("Intellectual Property Security Agreement") in which the Secured Parties have been granted a security interest hereunder, substantially in a form acceptable to the Secured Parties, which Intellectual Property Security Agreement, other than as stated therein, shall be subject to all of the terms and conditions hereof.

            (q) Each Debtor shall permit the Secured Parties and their representatives and agents to inspect the Collateral at any time, and to make copies of records pertaining to the Collateral as may be requested by a Secured Party from time to time.

            (r) Each Debtor shall take all steps reasonably necessary to diligently pursue and seek to preserve, enforce and collect any rights, claims, causes of action and accounts receivable in respect of the Collateral.

            (s) Each Debtor shall promptly notify the Secured Parties in sufficient detail upon becoming aware of any attachment, garnishment, execution or other legal process levied against any Collateral and of any other information received by such Debtor that may materially affect the value of the Collateral, the Security Interest or the rights and remedies of the Secured Parties hereunder.

            (t) All information heretofore, herein or hereafter supplied to the Secured Parties by or on behalf of any Debtor with respect to the Collateral is accurate and complete in all material respects as of the date furnished.

            (u) The Debtors shall at all times preserve and keep in full force and effect their respective valid existence and good standing and any rights and franchises material to its business.

            (v) No Debtor will change its name, type of organization, jurisdiction of organization, organizational identification number (if it has one), legal or corporate structure, or identity, or add any new fictitious name unless it provides at least 30 days prior written notice to the Secured Parties of such change and, at the time of such written notification, such Debtor provides any financing statements or fixture filings necessary to perfect and continue perfected the perfected security Interest granted and evidenced by this Agreement (to the extent such perfection can be obtained by filing a UCC-1 Financing Statement with the appropriate Secretary of State (or equivalent) of one of the fifty States of the United States).

            (w) No Debtor may consign any of its Inventory or sell any of its Inventory on bill and hold, sale or return, sale on approval, or other conditional terms of sale without the consent of a Majority in Interest which shall not be unreasonably withheld, except to the extent such consignment or sale does not exceed 15% of the total value of all of the Company's finished goods in Inventory.

            (x) No Debtor may relocate its chief executive office to a new location without providing 30 days prior written notification thereof to the Secured Parties and so long as, at the time of such written notification, such Debtor provides any financing statements or fixture filings necessary to perfect and continue perfected the perfected security Interest granted and evidenced by this Agreement (to the extent such perfection can be obtained by filing a UCC-1 Financing Statement with the appropriate Secretary of State (or equivalent) of one of the fifty States of the United States).

             (y) Each Debtor was organized and remains organized solely under the laws of the state set forth next to such Debtor's name in the first paragraph of this Agreement. Schedule D attached hereto sets forth each Debtor's organizational identification number or, if any Debtor does not have one, states that one does not exist.

            (z) (i) The actual name of each Debtor is the name set forth in the preamble above; (ii) no Debtor has any trade names except as set forth on Schedule E attached hereto; (iii) no Debtor has used any name other than that stated in the preamble hereto or as set forth on Schedule E for the preceding five years; and (iv) no entity has merged into any Debtor or been acquired by any Debtor within the past five years except as set forth on Schedule E.

            (aa) At any time and from time to time that any Collateral consists of instruments, certificated securities or other items that require or permit possession by the secured party to perfect the security interest created hereby, the applicable Debtor shall deliver such Collateral to the Secured Parties.

            (bb) Each Debtor, in its capacity as issuer, hereby agrees to comply with any and all orders and instructions of the Secured Parties regarding the Pledged Interests consistent with the terms of this Agreement without the further consent of any Debtor as contemplated by Section 8-106 (or any successor section) of the UCC. Further, each Debtor agrees that it shall not enter into a similar agreement (or one that would confer "control" within the meaning of Article 8 of the UCC) with any other person or entity.

            (cc) Each Debtor shall cause all tangible chattel paper constituting Collateral to be delivered to the Secured Parties, or, if such delivery is not possible, then to cause such tangible chattel paper to contain a legend noting that it is subject to the security interest created by this Agreement. To the extent that any Collateral consists of electronic chattel paper, the applicable Debtor shall cause the underlying chattel paper to be "marked" within the meaning of Section 9-105 of the UCC (or successor section thereto).

            (dd) If there is any investment property or deposit account included as Collateral that can be perfected by "control" through an account control agreement, the applicable Debtor shall cause such an account control agreement, in form and substance in each case satisfactory to the Secured Parties, to be entered into and delivered to the Secured Parties.

            (ee) To the extent that any Collateral consists of letter-of-credit rights, the applicable Debtor shall cause the issuer of each underlying letter of credit to consent to an assignment of the proceeds thereof to the Secured Parties.

            (ff) To the extent that any Collateral is in the possession of any third party, the applicable Debtor shall join with the Secured Parties in notifying such third party of the Secured Parties' security interest in such Collateral and shall use its best efforts to obtain an acknowledgement and agreement from such third party with respect to the Collateral, in form and substance satisfactory to the Secured Parties.

            (gg) If any Debtor shall at any time hold or acquire a commercial tort claim, such Debtor shall promptly notify the Secured Parties in a writing signed by such Debtor of the particulars thereof and grant to the Secured Parties in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to the Secured Parties.

            (hh) Each Debtor shall immediately provide written notice to the Secured Parties of any and all accounts which arise out of contracts with any governmental authority and, to the extent necessary to perfect or continue the perfected status of the Security Interest in such accounts and proceeds thereof, shall execute and deliver to the Secured Parties an assignment of claims for such accounts and cooperate with the Secured Parties in taking any other steps required, in their judgment, under the Federal Assignment of Claims Act or any similar federal, state or local statute or rule to perfect or continue the perfected status of the Security Interest in such accounts and proceeds thereof.

             (ii) Each Debtor shall cause each subsidiary of such Debtor to immediately become a party hereto (an "Additional Debtor"), by executing and delivering an Additional Debtor Joinder in substantially the form of Annex A attached hereto and comply with the provisions hereof applicable to the Debtors. Concurrent therewith, the Additional Debtor shall deliver replacement schedules for, or supplements to all other Schedules to (or referred to in) this Agreement, as applicable, which replacement schedules shall supersede, or supplements shall modify, the Schedules then in effect. The Additional Debtor shall also deliver such opinions of counsel, authorizing resolutions, good standing certificates, incumbency certificates, organizational documents, financing statements and other information and documentation as the Secured Parties may reasonably request. Upon delivery of the foregoing to the Secured Parties, the Additional Debtor shall be and become a party to this Agreement with the same rights and obligations as the Debtors, for all purposes hereof as fully and to the same extent as if it were an original signatory hereto and shall be deemed to have made the representations, warranties and covenants set forth herein as of the date of execution and delivery of such Additional Debtor Joinder, and all references herein to the "Debtors" shall be deemed to include each Additional Debtor.

            (jj) Each Debtor shall vote the Pledged Securities to comply with the covenants and agreements set forth herein and in the Notes.

            (kk) Each Debtor shall register the pledge of the applicable Pledged Securities on the books of such Debtor. Each Debtor shall notify each issuer of Pledged Securities to register the pledge of the applicable Pledged Securities in the name of the Secured Parties on the books of such issuer. Further, except with respect to certificated securities delivered to the Secured Parties, the applicable Debtor shall deliver to the Secured Parties an acknowledgement of pledge (which, where appropriate, shall comply with the requirements of the relevant UCC with respect to perfection by registration) signed by the issuer of the applicable Pledged Securities, which acknowledgement shall confirm that: (a) it has registered the pledge on its books and records; and (b) at any time directed by the Secured Parties during the continuation of an Event of Default, such issuer will transfer the record ownership of such Pledged Securities into the name of any designee of the Secured Parties, will take such steps as may be necessary to effect the transfer, and will comply with all other instructions of the Secured Parties regarding such Pledged Securities without the further consent of the applicable Debtor.

            (ll) In the event that, upon an occurrence of an Event of Default, the Secured Parties shall sell all or any of the Pledged Securities to another party or parties (herein called the "Transferee") or shall purchase or retain all or any of the Pledged Securities, each Debtor shall, to the extent applicable: (i) deliver to the Secured Parties or the Transferee, as the case may be, the articles of incorporation, bylaws, minute books, stock certificate books, corporate seals, deeds, leases, indentures, agreements, evidences of indebtedness, books of account, financial records and all other Organizational Documents and records of the Debtors and their direct and indirect subsidiaries; (ii) use its best efforts to obtain resignations of the persons then serving as officers and directors of the Debtors and their direct and indirect subsidiaries, if so requested; and (iii) use its best efforts to obtain any approvals that are required by any governmental or regulatory body in order to permit the sale of the Pledged Securities to the Transferee or the purchase or retention of the Pledged Securities by the Secured Parties and allow the Transferee or the Secured Parties to continue the business of the Debtors and their direct and indirect subsidiaries.

            (mm) Without limiting the generality of the other obligations of the Debtors hereunder, each Debtor shall promptly (i) cause to be registered at the United States Copyright Office all of its material copyrights, (ii) cause the security interest contemplated hereby with respect to all Intellectual Property registered at the United States Copyright Office or United States Patent and Trademark Office to be duly recorded at the applicable office, and (iii) give the Secured Parties notice whenever it acquires (whether absolutely or by license) or creates any additional material Intellectual Property.

             (nn) Each Debtor will from time to time, at the joint and several expense of the Debtors, promptly execute and deliver all such further instruments and documents, and take all such further action as may be necessary or desirable, or as the Secured Parties may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Secured Parties to exercise and enforce their rights and remedies hereunder and with respect to any Collateral or to otherwise carry out the purposes of this Agreement.

            (oo) Schedule F attached hereto lists all of the patents, patent applications, trademarks, trademark applications, registered copyrights, and domain names owned by any of the Debtors as of the date hereof. Schedule F lists all material licenses in favor of any Debtor for the use of any patents, trademarks, copyrights and domain names as of the date hereof. All material patents and trademarks of the Debtors have been duly recorded at the United States Patent and Trademark Office and all material copyrights of the Debtors have been duly recorded at the United States Copyright Office.

            (pp) Except as set forth on Schedule G attached hereto, none of the account debtors or other persons or entities obligated on any of the Collateral is a governmental authority covered by the Federal Assignment of Claims Act or any similar federal, state or local statute or rule in respect of such Collateral.

      5. Effect of Pledge on Certain Rights. If any of the Collateral subject to this Agreement consists of nonvoting equity or ownership interests (regardless of class, designation, preference or rights) that may be converted into voting equity or ownership interests upon the occurrence of certain events (including, without limitation, upon the transfer of all or any of the other stock or assets of the issuer), it is agreed that the pledge of such equity or ownership interests pursuant to this Agreement or the enforcement of any of the Secured Parties' rights hereunder shall not be deemed to be the type of event which would trigger such conversion rights notwithstanding any provisions in the Organizational Documents or agreements to which any Debtor is subject or to which any Debtor is party.

      6. Defaults. The following events shall be "Events of Default":

            (a) The occurrence of an Event of Default (as defined in the Notes) under the Notes;

            (b) Any representation or warranty of any Debtor in this Agreement shall prove to have been incorrect in any material respect when made;

            (c) The failure by any Debtor to observe or perform any of its obligations hereunder for five (5) days after delivery to such Debtor of notice of such failure by or on behalf of a Secured Party unless such default is capable of cure but cannot be cured within such time frame and such Debtor is using best efforts to cure same in a timely fashion; or

            (d) If any provision of this Agreement shall at any time for any reason be declared to be null and void, or the validity or enforceability thereof shall be contested by any Debtor, or a proceeding shall be commenced by any Debtor, or by any governmental authority having jurisdiction over any Debtor, seeking to establish the invalidity or unenforceability thereof, or any Debtor shall deny that any Debtor has any liability or obligation purported to be created under this Agreement.

            7. Duty To Hold In Trust.

            (a) Upon the occurrence of any Event of Default and at any time thereafter, each Debtor shall, upon receipt of any revenue, income, dividend, interest or other sums subject to the Security Interest, whether payable pursuant to the Notes or otherwise, or of any check, draft, note, trade acceptance or other instrument evidencing an obligation to pay any such sum, hold the same in trust for the Secured Parties and shall forthwith endorse and transfer any such sums or instruments, or both, to the Secured Parties, pro-rata in proportion to their initial purchases of Notes for application to the satisfaction of the Obligations (and if any Note is not outstanding, pro-rata in proportion to the initial purchases of the remaining Notes).

            (b) If any Debtor shall become entitled to receive or shall receive any securities or other property (including, without limitation, shares of Pledged Securities or instruments representing Pledged Securities acquired after the date hereof, or any options, warrants, rights or other similar property or certificates representing a dividend, or any distribution in connection with any recapitalization, reclassification or increase or reduction of capital, or issued in connection with any reorganization of such Debtor or any of its direct or indirect subsidiaries) in respect of the Pledged Securities (whether as an addition to, in substitution of, or in exchange for, such Pledged Securities or otherwise), such Debtor agrees to (i) accept the same as the agent of the Secured Parties; (ii) hold the same in trust on behalf of and for the benefit of the Secured Parties; and
      (iii) to deliver any and all certificates or instruments evidencing the same to the Secured Parties on or before the close of business on the fifth business day following the receipt thereof by such Debtor, in the exact form received together with the Necessary Endorsements, to be held by the Secured Parties subject to the terms of this Agreement as Collateral.

            8. Rights and Remedies Upon Default.

            (a) Upon the occurrence of any Event of Default and at any time thereafter, the Secured Parties, acting through any agent appointed by them for such purpose, shall have the right to exercise all of the remedies conferred hereunder and under the Notes, and the Secured Parties shall have all the rights and remedies of a secured party under the UCC. Without limitation, the Secured Parties shall have the following rights and powers:

                  (i) The Secured Parties shall have the right to take
            possession of the Collateral and, for that purpose, enter, with the aid and assistance of any person, any premises where the Collateral, or any part thereof, is or may be placed and remove the same, and each Debtor shall assemble the Collateral and make it available to the Secured Parties at places which the Secured Parties shall reasonably select, whether at such Debtor's premises or elsewhere, and make available to the Secured Parties, without rent, all of such

            Debtor's respective premises and facilities for the purpose of the Secured Parties taking possession of, removing or putting the Collateral in saleable or disposable form.

                  (ii) Upon notice to the Debtors by the Secured Parties, all rights of each Debtor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise and all rights of each Debtor to receive the dividends and interest which it would otherwise be authorized to receive and retain, shall cease. Upon such notice, the Secured Parties shall have the right to receive any interest, cash dividends or other payments on the Collateral and, at the option oft, to exercise in such the Secured Parties' discretion all voting rights pertaining thereto. Without limiting the generality of the foregoing, the Secured Parties shall have the right (but not the obligation) to exercise all rights with respect to the Collateral as it were the sole and absolute owners thereof, including, without limitation, to vote and/or to exchange, at its sole discretion, any or all of the Collateral in connection with a merger, reorganization, consolidation, recapitalization or other readjustment concerning or involving the Collateral or any Debtor or any of its direct or indirect subsidiaries.

                  (iii) The Secured Parties shall have the right to operate the business of each Debtor using the Collateral and shall have the right to assign, sell, lease or otherwise dispose of and deliver all or any part of the Collateral, at public or private sale or otherwise, either with or without special conditions or stipulations, for cash or on credit or for future delivery, in such parcel or parcels and at such time or times and at such place or places, and upon such terms and conditions as the Secured Parties may deem commercially reasonable, all without (except as shall be required by applicable statute and cannot be waived) advertisement or demand upon or notice to any Debtor or right of redemption of a Debtor, which are hereby expressly waived. Upon each such sale, lease, assignment or other transfer of Collateral, the Secured Parties may, unless prohibited by applicable law which cannot be waived, purchase all or any part of the Collateral being sold, free from and discharged of all trusts, claims, right of redemption and equities of any Debtor, which are hereby waived and released.

                  (iv) The Secured Parties shall have the right (but not the obligation) to notify any account debtors and any obligors under instruments or accounts to make payments directly to the Secured Parties and to enforce the Debtors' rights against such account debtors and obligors.

                  (v) The Secured Parties may (but are not obligated to) direct any financial intermediary or any other person or entity holding any investment property to transfer the same to the Secured Parties or their designee.

                  (vi) The Secured Parties may (but are not obligated to)
            transfer any or all Intellectual Property registered in the name of any Debtor at the United States Patent and Trademark Office and/or Copyright Office into the name of the Secured Parties or any designee or any purchaser of any Collateral.

            (b) The Secured Parties may comply with any applicable law in connection with a disposition of Collateral and such compliance will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral. The Secured Parties may sell the Collateral without giving any warranties and may specifically disclaim such warranties. If the Secured Parties sells any of the Collateral on credit, the Debtors will only be credited with payments actually made by the purchaser. In addition, each Debtor waives any and all rights that it may have to a judicial hearing in advance of the enforcement of any of the Secured Parties' rights and remedies hereunder, including, without limitation, its right following an Event of Default to take immediate possession of the Collateral and to exercise its rights and remedies with respect thereto.

            (c) For the purpose of enabling the Secured Parties to further exercise rights and remedies under this Section 8 or elsewhere provided by agreement or applicable law, each Debtor hereby grants to the Secured Parties an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to such Debtor) to use, license or sublicense following an Event of Default, any Intellectual Property now owned or hereafter acquired by such Debtor, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof.

            9. Applications of Proceeds. The proceeds of any such sale, lease or other disposition of the Collateral hereunder shall be applied first, to the expenses of retaking, holding, storing, processing and preparing for sale, selling, and the like (including, without limitation, any taxes, fees and other costs incurred in connection therewith) of the Collateral, to the reasonable attorneys' fees and expenses incurred by the Secured Parties in enforcing their rights hereunder and in connection with collecting, storing and disposing of the Collateral, and then to satisfaction of the Obligations pro rata among the Secured Parties (based on then-outstanding principal amounts of Notes at the time of any such determination), and to the payment of any other amounts required by applicable law, after which the Secured Parties shall pay to the applicable Debtor any surplus proceeds. If, upon the sale, license or other disposition of the Collateral, the proceeds thereof are insufficient to pay all amounts to which the Secured Parties are legally entitled, the Debtors will be liable for the deficiency, together with interest thereon, at the rate of 18% per annum or the lesser amount permitted by applicable law (the "Default Rate"), and the reasonable fees of any attorneys employed by the Secured Parties to collect such deficiency. To the extent permitted by applicable law, each Debtor waives all claims, damages and demands against the Secured Parties arising out of the repossession, removal, retention or sale of the Collateral, unless due solely to the gross negligence or willful misconduct of the Secured Parties as determined by a final judgment (not subject to further appeal) of a court of competent jurisdiction.

      10. Securities Law Provision. Each Debtor recognizes that the Secured Parties may be limited in its ability to effect a sale to the public of all or part of the Pledged Securities by reason of certain prohibitions in the Securities Act of 1933, as amended, or other federal or state securities laws (collectively, the "Securities Laws"), and may be compelled to resort to one or more sales to a restricted group of purchasers who may be required to agree to acquire the Pledged Securities for their own account, for investment and not with a view to the distribution or resale thereof. Each Debtor agrees that sales so made may be at prices and on terms less favorable than if the Pledged Securities were sold to the public, and that the Secured Parties has no obligation to delay the sale of any Pledged Securities for the period of time necessary to register the Pledged Securities for sale to the public under the Securities Laws. Each Debtor shall cooperate with the Secured Parties in its attempt to satisfy any requirements under the Securities Laws (including, without limitation, registration thereunder if requested by the Secured Parties) applicable to the sale of the Pledged Securities by the Secured Parties.

            11. Costs and Expenses. Each Debtor agrees to pay all reasonable out-of-pocket fees, costs and expenses incurred in connection with any filing required hereunder, including without limitation, any financing statements pursuant to the UCC, continuation statements, partial releases and/or termination statements related thereto or any expenses of any searches reasonably required by the Secured Parties. The Debtors shall also pay all other claims and charges which in the reasonable opinion of the Secured Parties might prejudice, imperil or otherwise affect the Collateral or the Security Interest therein. The Debtors will also, upon demand, pay to the Secured Parties the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which the Secured Parties may incur in connection with (i) the enforcement of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, or (iii) the exercise or enforcement of any of the rights of the Secured Parties under the Notes. Until so paid, any fees payable hereunder shall be added to the principal amount of the Notes and shall bear interest at the Default Rate.

            12. Responsibility for Collateral. The Debtors assume all liabilities and responsibility in connection with all Collateral, and the Obligations shall in no way be affected or diminished by reason of the loss, destruction, damage or theft of any of the Collateral or its unavailability for any reason. Without limiting the generality of the foregoing, (a) no Secured Party (i) has any duty (either before or after an Event of Default) to collect any amounts in respect of the Collateral or to preserve any rights relating to the Collateral, or (ii) has any obligation to clean-up or otherwise prepare the Collateral for sale, and (b) each Debtor shall remain obligated and liable under each contract or agreement included in the Collateral to be observed or performed by such Debtor thereunder. No Secured Party shall have any obligation or liability under any such contract or agreement by reason of or arising out of this Agreement or the receipt by any Secured Party of any payment relating to any of the Collateral, nor shall the any Secured Party be obligated in any manner to perform any of the obligations of any Debtor under or pursuant to any such contract or agreement, to make inquiry as to the nature or sufficiency of any payment received by any Secured Party in respect of the Collateral or as to the sufficiency of any performance by any party under any such contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to any Secured Party may be entitled at any time or times.

      13. Security Interest Absolute. All rights of the Secured Parties and all obligations of the Debtors hereunder, shall be absolute and unconditional, irrespective of: (a) any lack of validity or enforceability of this Agreement, the Notes or any agreement entered into in connection with the foregoing, or any portion hereof or thereof; (b) any change in the time, manner or place of payment or performance of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Notes or any other agreement entered into in connection with the foregoing; (c) any exchange, release or nonperfection of any of the Collateral, or any release or amendment or waiver of or consent to departure from any other collateral for, or any guaranty, or any other security, for all or any of the Obligations; (d) any action by the Secured Parties to obtain, adjust, settle and cancel in its sole discretion any insurance claims or matters made or arising in connection with the Collateral; or (e) any other circumstance which might otherwise constitute any legal or equitable defense available to a Debtor, or a discharge of all or any part of the Security Interest granted hereby. Until the Obligations shall have been paid and performed in full, the rights of the Secured Parties shall continue even if the Obligations are barred for any reason, including, without limitation, the running of the statute of limitations or bankruptcy. Each Debtor expressly waives presentment, protest, notice of protest, demand, notice of nonpayment and demand for performance. In the event that at any time any transfer of any Collateral or any payment received by the Secured Parties hereunder shall be deemed by final order of a court of competent jurisdiction to have been a voidable preference or fraudulent conveyance under the bankruptcy or insolvency laws of the United States, or shall be deemed to be otherwise due to any party other than the Secured Parties, then, in any such event, each Debtor's obligations hereunder shall survive cancellation of this Agreement, and shall not be discharged or satisfied by any prior payment thereof and/or cancellation of this Agreement, but shall remain a valid and binding obligation enforceable in accordance with the terms and provisions hereof. Each Debtor waives all right to require the Secured Parties to proceed against any other person or entity or to apply any Collateral which the Secured Parties may hold at any time, or to marshal assets, or to pursue any other remedy. Each Debtor waives any defense arising by reason of the application of the statute of limitations to any obligation secured hereby.

            14. Term of Agreement. This Agreement and the Security Interest shall terminate on the date on which all payments under the Notes have been indefeasibly paid in full and all other Obligations have been paid or discharged; provided, however, that all indemnities of the Debtors contained in this Agreement shall survive and remain operative and in full force and effect regardless of the termination of this Agreement.

      15. Power of Attorney; Further Assurances.

             (a) Each Debtor authorizes the Secured Parties, and does hereby make, constitute and appoint the Secured Parties and their respective officers, agents, successors or assigns with full power of substitution, as such Debtor's true and lawful attorney-in-fact, with power, in the name of the various Secured Parties or such Debtor, to, after the occurrence and during the continuance of an Event of Default, (i) endorse any note, checks, drafts, money orders or other instruments of payment (including payments payable under or in respect of any policy of insurance) in respect of the Collateral that may come into possession of the Secured Parties; (ii) to sign and endorse any financing statement pursuant to the UCC or any invoice, freight or express bill, bill of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts, and other documents relating to the Collateral; (iii) to pay or discharge taxes, liens, security interests or other encumbrances at any time levied or placed on or threatened against the Collateral; (iv) to demand, collect, receipt for, compromise, settle and sue for monies due in respect of the Collateral; (v) to transfer any Intellectual Property or provide licenses respecting any Intellectual Property; and (vi) generally, at the option of the Secured Parties, and at the expense of the Debtors, at any time, or from time to time, to execute and deliver any and all documents and instruments and to do all acts and things which the Secured Parties deem necessary to protect, preserve and realize upon the Collateral and the Security Interest granted therein in order to effect the intent of this Agreement and the Notes all as fully and effectually as the Debtors might or could do; and each Debtor hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and shall be irrevocable for the term of this Agreement and thereafter as long as any of the Obligations shall be outstanding. The designation set forth herein shall be deemed to amend and supersede any inconsistent provision in the Organizational Documents or other documents or agreements to which any Debtor is subject or to which any Debtor is a party. Without limiting the generality of the foregoing, after the occurrence and during the continuance of an Event of Default, each Secured Party is specifically authorized to execute and file any applications for or instruments of transfer and assignment of any patents, trademarks, copyrights or other Intellectual Property with the United States Patent and Trademark Office and the United States Copyright Office.

             (b) On a continuing basis, each Debtor will make, execute, acknowledge, deliver, file and record, as the case may be, with the proper filing and recording agencies in any jurisdiction, including, without limitation, the jurisdictions indicated on Schedule C attached hereto, all such instruments, and take all such action as may reasonably be deemed necessary or advisable, or as reasonably requested by the Secured Parties, to perfect the Security Interest granted hereunder and otherwise to carry out the intent and purposes of this Agreement, or for assuring and confirming to the Secured Parties the grant or perfection of a perfected security interest in all the Collateral under the UCC.

            (c) Each Debtor hereby irrevocably appoints the Secured Parties as such Debtor's attorney-in-fact, with full authority in the place and instead of such Debtor and in the name of such Debtor, from time to time in the Secured Parties' discretion, to take any action and to execute any instrument which the Secured Parties may deem necessary or advisable to accomplish the purposes of this Agreement, including the filing, in its sole discretion, of one or more financing or continuation statements and amendments thereto, relative to any of the Collateral without the signature of such Debtor where permitted by law, which financing statements may (but need not) describe the Collateral as "all assets" or "all personal property" or words of like import, and ratifies all such actions taken by the Secured Parties. This power of attorney is coupled with an interest and shall be irrevocable for the term of this Agreement and thereafter as long as any of the Obligations shall be outstanding.

            16. Notices. All notices, requests, demands and other communications hereunder shall be subject to the notice provision of the Purchase Agreement (as such term is defined in the Notes).

            17. Other Security. To the extent that the Obligations are now or hereafter secured by property other than the Collateral or by the guarantee, endorsement or property of any other person, firm, corporation or other entity, then the Secured Parties shall have the right, in its sole discretion, to pursue, relinquish, subordinate, modify or take any other action with respect thereto, without in any way modifying or affecting any of the Secured Parties' rights and remedies hereunder.

            18. RESERVED.

            19. Miscellaneous.

            (a) No course of dealing between the Debtors and the Secured Parties, nor any failure to exercise, nor any delay in exercising, on the part of the Secured Parties, any right, power or privilege hereunder or under the Notes shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

            (b) All of the rights and remedies of the Secured Parties with respect to the Collateral, whether established hereby or by the Notes or by any other agreements, instruments or documents or by law shall be cumulative and may be exercised singly or concurrently.

            (c) This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and is intended to supersede all prior negotiations, understandings and agreements with respect thereto. Except as specifically set forth in this Agreement, no provision of this Agreement may be modified or amended except by a written agreement specifically referring to this Agreement and signed by the parties hereto.

            (d) In the event any provision of this Agreement is held to be invalid, prohibited or unenforceable in any jurisdiction for any reason, unless such provision is narrowed by judicial construction, this Agreement shall, as to such jurisdiction, be construed as if such invalid, prohibited or unenforceable provision had been more narrowly drawn so as not to be invalid, prohibited or unenforceable. If, notwithstanding the foregoing, any provision of this Agreement is held to be invalid, prohibited or unenforceable in any jurisdiction, such provision, as to such jurisdiction, shall be ineffective to the extent of such invalidity, prohibition or unenforceability without invalidating the remaining portion of such provision or the other provisions of this Agreement and without affecting the validity or enforceability of such provision or the other provisions of this Agreement in any other jurisdiction.

            (e) No waiver of any breach or default or any right under this Agreement shall be considered valid unless in writing and signed by the party giving such waiver, and no such waiver shall be deemed a waiver of any subsequent breach or default or right, whether of the same or similar nature or otherwise.

            (f) This Agreement shall be binding upon and inure to the benefit of each party hereto and its successors and assigns.

            (g) Each party shall take such further action and execute and deliver such further documents as may be necessary or appropriate in order to carry out the provisions and purposes of this Agreement.

            (h) All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each Debtor agrees that all proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and the Notes (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York, Borough of Manhattan. Each Debtor hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such proceeding is improper. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If any party shall commence a proceeding to enforce any provisions of this Agreement, then the prevailing party in such proceeding shall be reimbursed by the other party for its reasonable attorney's fees and other costs and expenses incurred with the investigation, preparation and prosecution of such proceeding.

            (i) This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

            (j) All Debtors shall jointly and severally be liable for the obligations of each Debtor to the Secured Parties hereunder.

            (k) Each Debtor shall indemnify, reimburse and hold harmless the Secured Parties and their respective partners, members, shareholders, officers, directors, employees and agents (collectively, "Indemnitees") from and against any and all losses, claims, liabilities, damages, penalties, suits, costs and expenses, of any kind or nature, (including fees relating to the cost of investigating and defending any of the foregoing) imposed on, incurred by or asserted against such Indemnitee in any way related to or arising from or alleged to arise from this Agreement or the Collateral, except any such losses, claims, liabilities, damages, penalties, suits, costs and expenses which result from the gross negligence or willful misconduct of the Indemnitee as determined by a final, nonappealable decision of a court of competent jurisdiction. This indemnification provision is in addition to, and not in limitation of, any other indemnification provision in the Notes, the Purchase Agreement (as such term is defined in the Notes) or any other agreement, instrument or other document executed or delivered in connection herewith or therewith.

            (l) Nothing in this Agreement shall be construed to subject any Secured Party to liability as a partner in any Debtor or any if its direct or indirect subsidiaries that is a partnership or as a member in any Debtor or any of its direct or indirect subsidiaries that is a limited liability company, nor any Secured Party be deemed to have assumed any obligations under any partnership agreement or limited liability company agreement, as applicable, of any such Debtor or any if its direct or indirect subsidiaries or otherwise, unless and until any such Secured Party exercises its right to be substituted for such Debtor as a partner or member, as applicable, pursuant hereto.

            (m) To the extent that the grant of the security interest in the Collateral and the enforcement of the terms hereof require the consent, approval or action of any partner or member, as applicable, of any Debtor or any direct or indirect subsidiary of any Debtor or compliance with any provisions of any of the Organizational Documents, the Debtors hereby grant such consent and approval and waive any such noncompliance with the terms of said documents.

                            [SIGNATURE PAGES FOLLOW]

            IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed on the day and year first above written.


Whispering Oaks International, Inc.


By:_________________________________
Name:
Title:









------------------------------------------------------------------------------






                           [SIGNATURE PAGE OF HOLDERS FOLLOWS]

               [SIGNATURE PAGE OF HOLDERS TO BioCurex Inc. SA]

Name of Investing Entity: __________________________
Signature of Authorized Signatory of Investing entity: _____________________ Name of Authorized Signatory: _________________________
Title of Authorized Signatory: __________________________

                       [SIGNATURE PAGE OF HOLDERS FOLLOWS]

                                   SCHEDULE A

                             LOCATION OF COLLATERAL


Principal Place of Business of Debtors:






Locations Where Collateral is Located or Stored:

                                   SCHEDULE B

                          EXISTING LIENS ON COLLATERAL

                                   SCHEDULE C

                  JURISDICTIONS IN WHICH COLLATERAL LOCATED

                                   SCHEDULE D

                      ORGANIZATIONAL IDENTIFICATION NUMBERS

                                   SCHEDULE E

                         NAMES; MERGERS AND ACQUISITIONS

                                   SCHEDULE F

                              INTELLECTUAL PROPERTY

                                   SCHEDULE G

                                 ACCOUNT DEBTORS

                                   SCHEDULE H

                               PLEDGED SECURITIES

                                     ANNEX A
                                       to
                               SECURITY AGREEMENT

                        FORM OF ADDITIONAL DEBTOR JOINDER

     Security Agreement dated as of June 25, 2007 made by Whispering Oaks International, Inc.and its subsidiaries party thereto from time to time, as Debtors to and in favor of the Secured Parties identified therein (the "Security Agreement")

      Reference is made to the Security Agreement as defined above; capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in, or by reference in, the Security Agreement.

      The undersigned hereby agrees that upon delivery of this Additional Debtor Joinder to the Secured Parties referred to above, the undersigned shall (a) be an Additional Debtor under the Security Agreement, (b) have all the rights and obligations of the Debtors under the Security Agreement as fully and to the same extent as if the undersigned was an original signatory thereto and (c) be deemed to have made the representations and warranties set forth in Section ___ therein as of the date of execution and delivery of this Additional Debtor Joinder. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, THE UNDERSIGNED SPECIFICALLY GRANTS TO THE SECURED PARTIES A SECURITY INTEREST IN THE COLLATERAL AS MORE FULLY SET FORTH IN THE SECURITY AGREEMENT AND ACKNOWLEDGES AND AGREES TO THE WAIVER OF JURY TRIAL PROVISIONS SET FORTH THEREIN.

      Attached hereto are supplemental and/or replacement Schedules to the Security Agreement, as applicable.

      An executed copy of this Joinder shall be delivered to the Secured Parties, and the Secured Parties may rely on the matters set forth herein on or after the date hereof. This Joinder shall not be modified, amended or terminated without the prior written consent of the Secured Parties.

      IN WITNESS WHEREOF, the undersigned has caused this Joinder to be executed in the name and on behalf of the undersigned.

                                    [Name of Additional Debtor]

                                       By: ______________________________
                                      Name:
                                     Title:

                                    Address:





Dated: